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TABLE OF CONTENTS

As filed with the Securities and Exchange Commission on April 18, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
UNIONBANCAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 22, 2008

To the Stockholders of UnionBanCal Corporation:

        The annual meeting of the stockholders of UnionBanCal will be held on Thursday, May 22, 2008 at 8:30 a.m. (local time) in the Boardroom, 51st Floor, 555 California Street, San Francisco, California, to vote on the following matters:

  1.
  To elect 19 directors;

  2.
  To increase the number of shares of common stock that may be awarded under the Year 2000 UnionBanCal Corporation Management Stock Plan;

  3.
  To ratify the selection of UnionBanCal's independent registered public accounting firm, Deloitte & Touche LLP, for 2008; and

  4.
  To consider any other business properly brought before the meeting or any adjournment or postponement.

        The close of business on March 28, 2008 is the record date for determining stockholders entitled to vote at the annual meeting. For 10 days prior to the annual meeting, a list of those stockholders will be available for inspection during normal business hours in the Office of the Corporate Secretary of UnionBanCal Corporation, 400 California Street, San Francisco, CA 94104-1302. This list also will be available at the annual meeting.

        You may vote through the Internet as well as by telephone or mail. Instructions regarding Internet and telephone voting are on the proxy card. If you elect to vote by mail, please complete, sign, date and return the proxy card in the accompanying postage-paid envelope. The proxy statement explains more about voting, including that your vote is confidential. We look forward to your participation.

By order of the Board of Directors,

Morris W. Hirsch Assistant Secretary

April 18, 2008

        Registered and 401(k)-participant stockholders may view UnionBanCal's Proxy Statement and Annual Report to Stockholders and vote their Proxy on the Internet at www.envisionreports.com/UB. Beneficial stockholders may view UnionBanCal's Proxy Statement and Annual Report to Stockholders on the Internet at www.edocumentview.com/UB.

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UnionBanCal Corporation
400 California Street
San Francisco, California 94104-1302
(415) 765-2969

PROXY STATEMENT

INTRODUCTION

        The Board of Directors of UnionBanCal Corporation is soliciting proxies from its stockholders to be used at the annual meeting of stockholders on May 22, 2008. This proxy statement contains information related to the annual meeting.

        You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by telephone or through the Internet or you may complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. Instructions for voting by telephone or through the Internet can be found on the proxy card.

        On April 18, 2008, we began mailing this proxy statement and the accompanying proxy card to stockholders.

VOTING

Principal Stockholders

        On March 28, 2008, the record date for the annual meeting, 137,932,345 shares of UnionBanCal common stock were outstanding. To our knowledge, the only stockholders owning more than 5 percent of UnionBanCal's outstanding common stock on that date are shown in the following table:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
The Bank of Tokyo-Mitsubishi UFJ, Ltd. and affiliates 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan	90,255,980	(1)	65.4%
Barclays Global Investors, N.A. and other entities 45 Fremont Street San Francisco, CA 94105	10,597,451	(2)	7.7%

(1)
The Bank of Tokyo-Mitsubishi UFJ, Ltd. is a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. Mitsubishi UFJ Financial Group, Inc. beneficially owns 90,255,980 shares indirectly through its subsidiaries as follows:

•
90,217,308 shares by The Bank of Tokyo-Mitsubishi UFJ, 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan;

•
30,272 shares by Mitsubishi UFJ Trust and Banking Corporation, 4-5 Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-8212, Japan; and

•
8,400 shares by Mitsubishi UFJ Asset Management Co., Ltd., 4-5 Marunouchi 1-chome, Chiyoda-ku, Tokyo 100-8212, Japan.

  This information is based on a Schedule 13G/A filed by Mitsubishi UFJ Financial Group, Inc. on February 4, 2008.

(2)
This information is based on a Schedule 13G filed on February 5, 2008 by Barclays Global Investors, N.A., and other entities listed below. Together, these entities report sole voting power over 9,101,402 of these shares and sole investment power over all of these shares, and individually they report as follows:

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sole voting power over 6,687,104 shares and sole investment power over 8,017,641 shares by Barclays Global Investors, N.A.;

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sole voting and investment power over 1,355,994 shares by Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, CA 94105;

•
sole voting power over 665,673 shares and sole investment power over 831,185 shares by Barclays Global Investors, Ltd, 1 Royal Mint Court, London EC3N 4HH;

•
sole voting and investment power over 323,074 shares by Barclays Global Investors Japan Limited, Ebisu Prime Square Tower 8th Floor, 1-1-39 Hiroo Shibuya-ku, Tokyo 150-8402, Japan; and

•
sole voting and investment power over 69,557 shares by Barclays Global Investors Canada Limited, Brookfield Place, 161 Bay Street, Suite 2500, P.O. Box 614, Toronto, Canada, Ontario M5J 2S1.

        THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., INTENDS TO VOTE ITS STOCK FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE AWARDED UNDER THE YEAR 2000 UNIONBANCAL CORPORATION MANAGEMENT STOCK PLAN AND FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS UNIONBANCAL'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THEREFORE, STOCKHOLDER APPROVAL OF THESE PROPOSALS IS ASSURED.

Who May Vote

        Only record holders of UnionBanCal common stock at the close of business on March 28, 2008 may vote at the annual meeting.

        You are entitled to one vote for each share of UnionBanCal common stock that you owned of record at the close of business on March 28, 2008. The accompanying proxy card indicates the number of shares you are entitled to vote at the annual meeting.

Voting Your Proxy

        Whether or not you plan to attend the annual meeting, we urge you to vote your proxy promptly.

        If you are a stockholder of record (that is, if you hold shares of UnionBanCal common stock in your own name), you may vote your shares by proxy using any of the following methods:

  •
  telephoning the phone number listed on the proxy card;

  •
  using the Internet site listed on the proxy card; or

  •
  completing, signing, dating and returning the proxy card in the postage-paid envelope provided.

        Stockholders may vote their shares by proxy through an electronic transmission authorized by the stockholder. The telephone and Internet voting procedures on the proxy card allow us to authenticate stockholders' identities and permit stockholders to provide their voting instructions and confirm that their instructions have been properly recorded. If you vote by telephone or through the Internet, you do not need to return your proxy card. The deadline to vote through the telephone and Internet is 1:00 a.m. (Central Time) on Tuesday, May 20, 2008.

        If your shares of UnionBanCal common stock are held by a broker, bank or other nominee in "street name," you will receive voting instructions (including instructions, if any, on how to vote by telephone or through the Internet) from the record holder that you must follow in order to have your shares voted at the annual meeting.

        Whether you send your voting instructions by mail, telephone or Internet, your UnionBanCal common stock will be voted in accordance with those instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares as recommended by the Board of Directors FOR the election of all nominees for director, FOR the increase in the number of shares of common stock that may be awarded under the Year 2000 UnionBanCal Corporation Management Stock Plan, and FOR the ratification of Deloitte & Touche LLP as UnionBanCal's independent registered public accounting firm. If any other business is properly presented at the annual meeting, the proxy holders will have discretionary authority to vote in accordance with their judgment on those matters.

Revoking Your Proxy

        You may revoke your proxy at any time before it is voted at the annual meeting. To revoke your proxy, you may send a written notice of revocation to UnionBanCal Corporation, Office of the Corporate Secretary, 400 California Street, San Francisco, California 94104-1302. You may also revoke your proxy by submitting another signed proxy with a later date, voting by telephone or through the Internet at a later date, or voting in person at the annual meeting.

Voting in Person

        You may attend the annual meeting and vote your shares in person by obtaining and submitting a ballot that will be provided at the meeting. However, if your shares are held by a broker, bank or other nominee in street name, to be able to vote at the meeting you must obtain a proxy, executed in your favor, from the institution that holds your shares, indicating that you were the beneficial owner of the shares at the close of business on March 28, 2008, the record date for voting.

Your Vote is Confidential

        All stockholder meeting proxies, ballots, and voting records that identify the vote of a particular stockholder are confidential and will be tabulated and certified by an independent tabulator, inspector of election or other independent parties. The vote of any stockholder will not be disclosed to any of our officers, directors or employees, except:

  •
  as necessary to meet legal requirements or to assist in the pursuit or defense of a legal action;

  •
  if we conclude that a dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes;

  •
  in the event of a proxy, consent or other solicitation in opposition to the voting recommendation of the Board of Directors (other than stockholder proposals included in our proxy statement); or

  •
  if the stockholder requests, or consents to disclosure of the stockholder's vote or writes comments on the stockholder's proxy card or ballot in such a way that the stockholder's identity cannot be concealed.

Quorum and Broker Non-Votes

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if a majority of the outstanding shares of UnionBanCal common stock is present in person or by proxy at the annual meeting. Shares present in person at the meeting that are not voted for a director nominee or shares present by proxy where the stockholder has withheld authority to vote for a nominee will be counted in determining whether a quorum is present, but will not count toward the election of a nominee. Therefore, checking the box on the proxy card that withholds authority to vote for a nominee is the equivalent of abstaining. Abstentions are not counted for the purpose of electing directors. In the absence of a specific statutory requirement, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is necessary for approval. Shares properly voted as "ABSTAIN" on a particular matter are considered as shares present at the meeting and entitled to vote on the matter and, accordingly, will have the practical effect of having been voted against any such matter.

        If you hold your UnionBanCal common stock through a nominee, generally the nominee may vote the UnionBanCal common stock that it holds for you only in accordance with your instructions. Brokers who are members of the Financial Industry Regulatory Authority may not vote shares held by them in nominee name unless they are permitted to do so under the rules of any national securities exchange to which they belong. Under New York Stock Exchange rules, a member broker that has sent proxy soliciting materials to a beneficial owner may vote on matters that the exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within 10 days of the meeting. If a broker cannot vote on a particular matter because it is not routine, or it involves a stock option or other equity compensation plan and no instruction has been given by the beneficial owner to the broker, then there is a "broker non-vote" on that matter. Shares covered by a broker's proxy which are broker non-votes on a particular matter count for quorum purposes, but are not counted as shares present and entitled to vote on any such matter. Since the proposal to increase the number of shares of common stock that may be awarded under the Year 2000 UnionBanCal Corporation Management Stock Plan involves an equity compensation plan, brokers may not vote on the proposal without voting instructions from the beneficial owner. Therefore, broker non-votes on this proposal will count for quorum purposes, but will be excluded from the number of shares deemed present and entitled to vote on this proposal.

Vote Required for Approval of Proposals

        Under Delaware law, directors are elected by a plurality of all the votes cast, so the 19 nominees for director receiving the greatest number of votes will be elected.

        The affirmative vote of a majority of the shares represented and entitled to vote at the meeting is required to approve the increase in the number of shares of common stock that may be awarded under the Year 2000 UnionBanCal Corporation Management Stock Plan.

        The affirmative vote of a majority of the shares represented and entitled to vote at the meeting is required to ratify the selection of the independent registered public accounting firm.

        The Inspector of Election appointed for the annual meeting will tabulate all votes cast in person or by proxy at the meeting.

Solicitation of Proxies

        UnionBanCal will pay all costs of soliciting proxies. Our officers and employees may also solicit proxies either personally or by telephone, letter, or other form of communication.

THE BOARD OF DIRECTORS AND COMMITTEES

Corporate Governance

        Our Board of Directors shares with our management a commitment to good corporate governance. The Board has developed a set of corporate governance guidelines to promote the effective functioning of Board activities and to promote a common set of expectations as to how the Board, its committees, individual directors and management should perform their functions. These guidelines are designed with our current business operations, ownership, capital structure and economic conditions in mind and will continue to evolve with changing circumstances.

        We have adopted a code of ethics and conduct, entitled the Business Standards for Ethical Conduct, which is applicable to all officers and employees. We have also adopted a Code of Ethics for senior financial officers and a Code of Ethics applicable to our directors. These codes are subject to an annual certification process to review compliance.

        The Corporate Governance Guidelines, Codes of Ethics, Business Standards for Ethical Conduct and charters of our Board committees, including the Audit, Corporate Governance and Executive Compensation & Benefits Committees, are posted on our website, www.unionbank.com, or are available, without charge, upon the written request of any stockholder directed to the Secretary of UnionBanCal Corporation, 400 California Street, San Francisco, California 94104-1302. We intend to disclose promptly any amendment to, or waiver from any provision of, the Code of Ethics applicable to senior financial officers, and any waiver from any provision of the Code of Ethics applicable to directors or the Business Standards for Ethical Conduct applicable to executive officers, on our website.

Communicating with our Board of Directors

        Our Board of Directors encourages interested parties to make their concerns known to the independent directors. The Board has designated Richard D. Farman, the Lead Director, to receive communications from interested parties, including employees, stockholders and investors, addressed to him or to the independent directors as a group. Such communications should be in writing in care of the Office of the Corporate Secretary, 400 California Street, 16th Floor, San Francisco, California 94104-1302. All such written communications must contain the name and address of the interested party and indicate if the writer is a stockholder of UnionBanCal. All such communications will be delivered directly to the Lead Director, who will determine what action is appropriate. The procedures relating to communications with the Lead Director or the independent directors, as a group, are posted on UnionBanCal's website, www.unionbank.com.

Meetings of the Board

        Our Board of Directors has designated Richard D. Farman, the Lead Director, to preside over executive sessions of the Board. If Mr. Farman is absent, the independent directors designate one of the independent directors present to preside at the executive session.

        The Board of Directors met nine times in 2007, including one executive session held by telephone conference. In addition, the directors held four executive sessions during the regular meetings of the Board of Directors at which Mr. Farman as Lead Director presided. An additional executive session included only the independent directors. During 2007, all incumbent directors attended at least 75% of the aggregate number of Board meetings and meetings of committees of which they were members, except Mr. Miki.

        UnionBanCal has a policy to encourage strongly Board members to attend our annual meetings of stockholders. Fifteen out of seventeen directors attended the 2007 annual meeting of stockholders.

Committees of the Board

        The Board has established committees, including committees with audit, compensation and corporate governance oversight functions, that also met in 2007. Each committee acts under a written charter and reports regularly to the Board of Directors. These charters are posted on our website, www.unionbank.com.

Audit Committee

        The Audit Committee oversees relevant accounting, risk assessment, compliance, risk management and regulatory matters. In furtherance of these oversight functions, the Committee, among other things,

  •
  meets with UnionBanCal's general auditor and its independent registered public accounting firm to review the scope of their work as well as to review quarterly and annual financial statements and regulatory and public disclosures with the officers in charge of financial reporting, legal, control and disclosure functions,

  •
  reviews and monitors our loan policies, loan activity and credit quality, including trends in credit quality, the adequacy of our allowance for credit losses and credit concentration levels,

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  reviews reports of examination conducted by regulatory agencies and follows up with appropriate management so that recommendations and corrective action may be implemented, and

  •
  adopts and administers our Related Person Transactions Policy. See "Transactions with Related Persons."

After reviewing the independent registered public accounting firm's qualifications, partner rotation and independence, the Audit Committee also makes an annual selection of an independent registered public accounting firm subject to ratification by the stockholders.

        The Audit Committee has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties. The Audit Committee's Report is set forth below in this proxy statement. At December 31, 2007, directors serving on the Audit Committee, all of whom were independent, were Michael J. Gillfillan (Chair), David R. Andrews, L. Dale Crandall, Murray H. Dashe, Mary S. Metz and Dean A. Yoost. Mr. Crandall has been designated an "audit committee financial expert."

        Under the Audit Committee charter, no member of the Audit Committee may serve on the audit committees of more than three public companies without prior approval by the Board. The Board has approved Mr. Crandall's serving on the audit committees of more than three public companies. The Board determined that such simultaneous service does not impair Mr. Crandall's ability to serve effectively on our Audit Committee.

        The Audit Committee met fourteen times in 2007, including meetings with management, the general auditor, the general counsel, outside legal counsel and the independent registered public accounting firm to discuss UnionBanCal's quarterly and year-end financial results prior to release of earnings, and meetings to review with management UnionBanCal's quarterly filings with the Securities and Exchange Commission.

        The Audit Committee held regular discussions with management and the independent registered public accounting firm on significant issues regarding accounting principles, practices, judgments and any significant changes to UnionBanCal's accounting principles, as well as any items required to be communicated by the independent registered public accounting firm in accordance with Statement on Auditing Standards No. 61. The Audit Committee regularly met, separately, in executive session with management, the internal auditors, the independent registered public accounting firm, the chief compliance officer and the general counsel.

        In connection with the Audit Committee's approval of the retention of Deloitte & Touche LLP as UnionBanCal's independent registered public accounting firm for 2008, subject to ratification by the stockholders, the Audit Committee discussed with the independent registered public accounting firm any relationships or services which may impact Deloitte & Touche LLP's objectivity and independence and the plan for partner rotation. The Audit Committee also reviews, at least annually, reports from the independent registered public accounting firm regarding its internal quality-control procedures. The Audit Committee has adopted a policy by which it must pre-approve all audit and non-audit services provided by Deloitte & Touche LLP to UnionBanCal or its subsidiaries and did so in 2007.

        The Audit Committee oversees UnionBanCal's compliance with state and federal laws and regulations, including the Sarbanes-Oxley Act, the rules and regulations of the Securities and Exchange Commission, the Federal Reserve Board and the Office of the Comptroller of the Currency as they apply to UnionBanCal, Union Bank of California, N.A., and their subsidiaries. The Committee receives regular reports from the chief compliance officer on the state of compliance, including compliance with the Bank Secrecy Act and anti-money laundering statutes, regulations and policies. The Committee also reviews with management on a regular basis the internal processes used to prepare the Chief Executive Officer and Chief Financial Officer certifications of UnionBanCal's periodic reports to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act.

        The Committee has established procedures for: (1) the receipt, retention and treatment of complaints received by UnionBanCal regarding accounting, internal accounting controls or auditing matters; and (2) confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. Procedures for communicating with our Audit Committee are posted on UnionBanCal's website, www.unionbank.com.

Corporate Governance Committee

        The Corporate Governance Committee is the standing nominating committee responsible for identifying qualified candidates to serve on the Board of UnionBanCal and recommending director nominees to be submitted to the stockholders for election at the annual meeting. The functions of the Committee also include:

  •
  overseeing the annual evaluation of the Board of Directors, its committees, and individual directors;

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  reviewing UnionBanCal's corporate governance guidelines;

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  reviewing the committee structure and making recommendations to the Board regarding committee membership;

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  reviewing and monitoring compliance with the requirements for Board independence; and

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  acting as a forum to hear special concerns relating to substantive and material issues that might arise which require the attention of the independent directors.

        The Committee has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties. At December 31, 2007, directors serving on the Corporate Governance Committee, all of whom were independent, were David R. Andrews (Chair), Aida M. Alvarez, Murray H. Dashe, Richard D. Farman, Christine Garvey and Ronald L. Havner, Jr. The Corporate Governance Committee met eight times in 2007.

  Director Nominations

        As part of its nominating responsibilities, the Corporate Governance Committee will consider candidates nominated by stockholders for next year's meeting if the nomination is made in writing no later than December 19, 2008. Stockholder nominations must be made in accordance with Section 2.1 of UnionBanCal's Bylaws and must be addressed to UnionBanCal Corporation, Office of the Corporate Secretary, 400 California Street, San Francisco, California 94104-1302. The Bylaws of UnionBanCal are posted on UnionBanCal's website, www.unionbank.com.

        The Committee believes that the following specific, minimum qualifications must be met by a nominee for the position of director:

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  the ability to work together with other directors, with full and open discussion and debate as an effective, collegial group;

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  current knowledge of, and contacts in, the communities in which UnionBanCal does business and in the industries relevant to its business; and

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  the ability to commit adequate time to UnionBanCal's business.

        The Committee also considers the following qualities and skills when making its determination whether a nominee is qualified for the position of director:

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  experience as a current or former chief executive of a public company;

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  diversity of viewpoints and demographic diversity; and

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  the fit of the individual's skills and experience with those of the other directors and potential directors in comparison to the needs of UnionBanCal.

In identifying and evaluating nominees for director, including nominees recommended by stockholders, the Committee reviews annually the appropriate skills and characteristics required of Board members in the context of the current composition of the Board. Nominees for director are evaluated by the Committee, in consultation with the Chief Executive Officer. The Committee has used a third-party search firm for the purpose of identifying and evaluating director nominees, and may use such a firm in the future. The function of this search firm is to assist the Committee in the identification and evaluation of and communication with potential nominees.

        The nominees presented for election in this proxy statement have been reviewed by the Committee to determine that they meet the qualifications described above. The Committee believes that the nominees are highly qualified.

Executive Compensation & Benefits Committee

        The Executive Compensation & Benefits Committee reviews and approves executive officer compensation programs and award levels and oversees Union Bank of California's employee benefit plans. The Committee approves the compensation of the Chief Executive Officer and other policy-making executive officers of UnionBanCal. In addition, it approves stock awards, stock option and restricted stock grants under the Year 2000 UnionBanCal Corporation Management Stock Plan, and awards under the 1997 UnionBanCal Corporation Performance Share Plan, the Union Bank of California Senior Management Bonus Plan and the Union Bank of California Senior Executive Bonus Plan. The Committee also reviews and recommends directors' compensation to the full Board of Directors.

        The Committee reviews reports of all elements of compensation for such levels of senior management as the Committee and the Chief Executive Officer may designate. The Committee also reviews the performance, goals and objectives, and succession planning for policy-making officers and such other members of senior management as the Committee and the Chief Executive Officer may designate. The Chair of the Committee may establish and delegate specific duties to one or more subcommittees and appoint members of the Committee to such subcommittees. The Committee frequently asks for input from management, including the Senior Executive Vice President of Human

Resources, the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer; and from professional employees, including Human Resources compensation staff, accountants, internal auditors, and securities, tax and compensation legal counsel.

        The Committee has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties. The Committee has directly retained Semler Brossy Consulting Group, LLC, an executive compensation consulting firm. During 2007, Semler Brossy advised the Committee on executive compensation matters and attended eight out of nine Committee meetings. The consultant reports directly to the Committee, through the Committee chair, and provides the Committee with independent advice on executive compensation matters. The consultant prepares information for the Committee on competitive compensation levels and practices, peer company selection criteria, peer and UnionBanCal performance, incentive plan performance measures, formulas and payouts. In some cases, with prior approval of the Committee chair, the consultant may assist UnionBanCal in developing incentive plans for specialized executives and non-executives as an extension of his work assisting the Committee directly in developing senior executive compensation programs.

        Additional information concerning the Committee's processes and procedures for the consideration and determination of executive and director compensation is set forth below under the captions "Director Compensation" and "Executive Compensation—Compensation Discussion and Analysis."

        The Executive Compensation & Benefits Committee Report is set forth below under the caption "Executive Compensation—Executive Compensation & Benefits Committee Report." At December 31, 2007, directors serving on the Executive Compensation & Benefits Committee, all of whom were independent, were L. Dale Crandall (Chair), Richard D. Farman, Michael J. Gillfillan, Mohan S. Gyani, J. Fernando Niebla and Barbara L. Rambo. The Executive Compensation & Benefits Committee met nine times in 2007.

Finance & Capital Committee

        The Finance & Capital Committee's role is to act on behalf of the Board of Directors in overseeing UnionBanCal's financial matters (except those that are specific to the Audit or Executive Compensation & Benefits Committees). The Committee reviews and assesses UnionBanCal's financial planning, financial performance, tax and capital management, and policies regarding investments, dividends, investor relations, asset liability management and liquidity. At December 31, 2007, directors serving on the Finance & Capital Committee were Ronald L. Havner, Jr. (Chair), Aida M. Alvarez, Nicholas B. Binkley, Philip B. Flynn, Mohan S. Gyani, Masashi Oka, Masaaki Tanaka and Dean A. Yoost. The Finance & Capital Committee met six times in 2007.

Public Policy Committee

        The Public Policy Committee is responsible for identifying relevant political, social and environmental trends relating to UnionBanCal's business. The Public Policy Committee is a joint committee of UnionBanCal and Union Bank of California. The Public Policy Committee monitors Union Bank of California's programs which carry out the purposes of the Community Reinvestment Act, equal employment opportunity laws and other related federal, state and local programs. The Public Policy Committee also reviews compliance with Union Bank of California's Business Standards for Ethical Conduct. At December 31, 2007, directors serving on the Public Policy Committee were Mary S. Metz (Chair), Murray H. Dashe, J. Fernando Niebla and Barbara L. Rambo. The Public Policy Committee met five times in 2007.

Other Committees of UnionBanCal and Union Bank of California

        Until September 2007, the Audit Committee also served as the Bank Secrecy Act Compliance Committee, which oversaw our compliance program relating to the Bank Secrecy Act and anti-money laundering controls and processes. In September 2007, the Board of Directors of Union Bank of California established a Board Oversight Committee to facilitate the process by which the Board of Directors oversees compliance with the terms of the Consent Order to a Civil Money Penalty and to Cease & Desist entered into with the Office of the Comptroller of the Currency dated September 14, 2007 and the Deferred Prosecution Agreement entered into with the U.S. Department of Justice dated September 17, 2007. Union Bank of California also has a standing Trust, Investment and Brokerage Oversight Committee. In January 2008, our Board of Directors established a CEO Selection Committee to review, at least annually, a proposed plan for Chief Executive Officer succession and to recommend, as and when appropriate, to the full Board a successor Chief Executive Officer in the event that there is a transition of our Chief Executive Officer.

AUDIT COMMITTEE REPORT

        The Audit Committee is composed of six directors and operates under a written charter adopted by the Board of Directors. Each Committee member is independent, as determined by the Board in accordance with the applicable listing standards of the New York Stock Exchange and rules of the Securities and Exchange Commission.

        Management is responsible for UnionBanCal's internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of UnionBanCal's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report on these financial statements. The Audit Committee's responsibility is to oversee these activities.

        In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that UnionBanCal's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as modified or supplemented, including the auditor's judgments about the quality, as well as the acceptability, of UnionBanCal's accounting principles as applied in the financial reporting.

        UnionBanCal's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm's independence as well as its internal quality-control procedures.

        Based on the Audit Committee's discussions with management and the independent registered public accounting firm and the Audit Committee's review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in UnionBanCal's Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission. The Audit Committee has also approved, subject to stockholder ratification, the selection of UnionBanCal's independent registered public accounting firm for 2008.

AUDIT COMMITTEE
Michael J. Gillfillan, Chair
David R. Andrews
L. Dale Crandall
Murray H. Dashe
Mary S. Metz
Dean A. Yoost

SECURITY OWNERSHIP BY MANAGEMENT

        The following table indicates the beneficial ownership of UnionBanCal and Mitsubishi UFJ Financial Group common stock, as of March 28, 2008 by (1) all persons who are directors, nominees or executive officers named in the Summary Compensation Table; and (2) all current directors and executive officers of UnionBanCal as a group, based upon information supplied by each of the directors and executive officers. Each of the directors and executive officers named below and all directors and executive officers of UnionBanCal as a group beneficially own less than 1% of either UnionBanCal's or Mitsubishi UFJ Financial Group's outstanding shares of common stock.

Name of Beneficial Owner(1)	UnionBanCal Corporation Shares Beneficially Owned	UnionBanCal Corporation Shares that may be Acquired within 60 Days of March 28, 2008 by Exercise of Options or Conversion of Restricted Stock Units or Stock Units	Total	Mitsubishi UFJ Financial Group, Inc. Shares Beneficially Owned(2)
Aida M. Alvarez(3)	814	900	1,714	—
David R. Andrews	2,021	15,000	17,021	—
Nicholas B. Binkley(4)	20	310	330	—
JoAnn M. Bourne(5)	12,706	91,689	104,395	—
L. Dale Crandall(6)	500	13,587	14,087	—
Murray H. Dashe(7)	35	1,263	1,298	—
John C. Erickson(8)	9,111	41,266	50,377	—
Richard D. Farman	3,161	18,000	21,161	—
Philip B. Flynn(9)	47,516	271,633	319,149	—
Christine Garvey(10)	45	35	80	—
Michael J. Gillfillan(11)	1,294	7,035	8,329	—
Mohan S. Gyani(12)	71	1,982	2,053	—
Ronald L. Havner, Jr.(13)	2,779	900	3,679	—
Norimichi Kanari(14)	1,000	—	1,000	41,670
David I. Matson(15)	20,787	125,367	146,154	—
Mary S. Metz(16)	2,342	19,304	21,646	—
Shigemitsu Miki	—	—	—	84,300	(20)
Takashi Morimura(14)	1,000	—	1,000	9,400
J. Fernando Niebla(17)	944	19,035	19,979	—
Kyota Omori	—	—	—	11,700
Barbara L. Rambo	40	—	40	—
Masaaki Tanaka(14)	2,000	—	2,000	3,700
Dean A. Yoost(18)	85	—	85	—
All current directors and executive officers as a group (30 persons)(19)	148,782	1,045,001	1,193,783	141,370

(1)
Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to all shares unless otherwise noted.

(2)
The Bank of Tokyo-Mitsubishi UFJ is a wholly owned subsidiary of Mitsubishi UFJ Financial Group. This column includes shares beneficially owned, directly and indirectly, together with associates. A one for 1,000 split of Mitsubishi UFJ Financial Group stock occurred on September 30, 2007.

(3)
Includes 900 restricted stock units which are convertible into common stock within 60 days only if Ms. Alvarez were to cease to be a member of the Board of Directors.

(4)
Includes 20 shares of common stock held by a trust of which Mr. Binkley is a trustee and 310 restricted stock units which are convertible into common stock within 60 days only if Mr. Binkley were to cease to be a member of the Board of Directors.

(5)
Includes 5,206 shares of common stock and options to purchase 91,689 shares of common stock held by a trust of which Ms. Bourne is a trustee, and 7,500 shares of unvested restricted stock which are beneficially owned by Ms. Bourne.

(6)
Includes 500 shares of common stock held by a trust of which Mr. Crandall is a trustee and 1,587 restricted stock units and/or stock units which are convertible into common stock within 60 days only if Mr. Crandall were to cease to be a member of the Board of Directors.

(7)
Includes 35 shares of common stock held by a trust of which Mr. Dashe is a trustee and 1,263 restricted stock units which are convertible into common stock within 60 days only if Mr. Dashe were to cease to be a member of the Board of Directors.

(8)
Includes 7,500 shares of unvested restricted stock which are beneficially owned by Mr. Erickson.

(9)
Includes 32,500 shares of common stock and options to purchase 271,633 shares of common stock held by a trust of which Mr. Flynn is a trustee.

(10)
Includes 45 shares of common stock held by a trust of which Ms. Garvey is a trustee and 35 stock units which are convertible into common stock within 60 days only if Ms. Garvey were to cease to be a member of the Board of Directors.

(11)
Includes 500 shares of common stock held by a trust of which Mr. Gillfillan is a trustee and 1,035 restricted stock units which are convertible into common stock within 60 days only if Mr. Gillfillan were to cease to be a member of the Board of Directors.

(12)
Includes 71 shares of common stock held by a trust of which Mr. Gyani is a trustee and 1,982 restricted stock units and/or stock units which are convertible into common stock within 60 days only if Mr. Gyani were to cease to be a member of the Board of Directors.

(13)
Includes 2,779 shares of common stock held by a trust of which Mr. Havner is a trustee and 900 restricted stock units which are convertible into common stock within 60 days only if Mr. Havner were to cease to be a member of the Board of Directors.

(14)
The shares of UnionBanCal common stock beneficially owned by The Bank of Tokyo-Mitsubishi UFJ and its affiliates in the Principal Stockholders table do not include the shares of UnionBanCal common stock owned by Messrs. Kanari, Tanaka or Morimura. Similarly, the shares listed in this table as beneficially owned by Messrs. Kanari, Tanaka or Morimura do not include the shares of UnionBanCal common stock beneficially owned by The Bank of Tokyo-Mitsubishi UFJ and its affiliates.

(15)
Includes options to purchase 125,367 shares of common stock held by a trust of which Mr. Matson is a trustee.

(16)
Includes 249 shares of common stock and options to purchase 18,000 shares of common stock held by a trust of which Dr. Metz is a trustee, and 1,304 restricted stock units and/or stock units which are convertible into common stock within 60 days only if Dr. Metz were to cease to be a member of the Board of Directors.

(17)
Includes 1,035 restricted stock units which are convertible into common stock within 60 days only if Mr. Niebla were to cease to be a member of the Board of Directors.

(18)
85 shares of common stock are held by a trust of which Mr. Yoost is a trustee.

(19)
Includes 29,116 shares of unvested restricted stock.

(20)
Includes 22,400 shares subject to options exercisable within 60 days of March 28, 2008.

ELECTION OF DIRECTORS

        Nineteen directors of UnionBanCal are to be elected at the annual meeting to serve for the coming year and until their successors are elected and qualified. All are directors standing for re-election with the exception of Mses. Garvey and Rambo and Mr. Yoost, who were elected by the Board of Directors since the 2007 annual meeting of stockholders. The Board of Directors has nominated the persons listed below for election as directors and recommends that stockholders vote FOR such nominees. Mses. Garvey and Rambo were referred by independent directors and recommended by the Corporate Governance Committee. Mr. Yoost previously served as a director and was initially referred by a third-party search firm. His re-election was recommended by the Corporate Governance Committee. A resolution of the Board currently sets the exact number of directors at nineteen. All nominees, except for Mr. Miki, are also directors of Union Bank of California, our wholly owned subsidiary.

        The Board of Directors has adopted a policy which provides that any director who is employed full-time by UnionBanCal or Union Bank of California shall retire from the Board at age 65 and any director who is not employed full-time by UnionBanCal or Union Bank of California, in general, shall not stand for re-election at the annual meeting of stockholders following the director's 72nd birthday. The Board has provided exceptions to this policy for Mr. Miki, who is 73, and Mr. Farman, who is 72.

        If one or more nominees become unable or unwilling to accept nomination or election, the proxy holders intend to vote for the election of such other person(s), if any, as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

Director Independence

        The Board of Directors has affirmatively determined that each of the following nominees are independent under the rules of the New York Stock Exchange: Aida M. Alvarez, David R. Andrews, Nicholas B. Binkley, L. Dale Crandall, Murray H. Dashe, Richard D. Farman, Christine Garvey, Michael J. Gillfillan, Mohan S. Gyani, Ronald L. Havner, Jr., Mary S. Metz, J. Fernando Niebla, Barbara L. Rambo and Dean A. Yoost; collectively, these director nominees comprise a majority of the Board of Directors. In addition, the Board of Directors determined that Stanley F. Farrar, who served as a director until May 2007, was independent during his service.

        In determining the independence of the directors and nominees under our categorical standards described below, the Corporate Governance Committee considered several types of relationships. We made charitable contributions to nonprofit entities on whose board of trustees our directors sit, including a cancer and life-threatening disease research and treatment center on whose board Mr. Crandall sits. In this case, the amount of our contribution did not exceed our categorical standards for independence (which are discussed in the following section) but was in excess of $50,000, which our standards require us to report to the Corporate Governance Committee. We have engaged professional services firms (such as a law firm) where a director or an immediate family member is a partner: an immediate family member of Mr. Farman is a partner in a firm that provided professional services to us and companies affiliated with us, and Mr. Farrar is a partner in a firm that provided professional services to us and companies affiliated with us. We provide non-credit services in the ordinary course of business to members of our Board or entities affiliated with Board members. Dr. Metz and members of her immediate family have ordinary course banking relationships with us.

Categorical Standards of Independence

        In addition to reviewing each UnionBanCal director's satisfaction of the specific independence tests set forth in the New York Stock Exchange rules, the Board has established categorical standards to assist it in making independence determinations. UnionBanCal's categorical standards for director independence are set forth below and in the Corporate Governance Guidelines posted on our website, www.unionbank.com. For purposes of these standards, the "Company" includes UnionBanCal, its majority stockholder and its direct and indirect consolidated subsidiaries. "Immediate family member" has the meaning set forth in the New York Stock Exchange's independence rules, as they may be amended from time to time.

        Banking Relationships.    A director will not fail to be independent from management solely as a result of lending relationships, deposit relationships or other banking relationships (including, without limitation, trust department, investment and insurance relationships) between the Company, on the one hand, and the director (or an immediate family member) or an entity which the director (or an immediate family member) controls (within the meaning of Regulation O of the Board of Governors of the Federal Reserve System), on the other hand, provided that

  •
  such relationships are in the ordinary course of business of the Company and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated parties, and

  •
  with respect to extensions of credit by the Company to the director, his or her immediate family member or such entity,

  •
  such extensions of credit are made in compliance with applicable laws and regulations, including Regulation O and Section 13(k) of the Securities Exchange Act of 1934,

  •
  no event of default has occurred with respect to any of such extensions of credit,

  •
  none of such extensions of credit is categorized as "classified" by the Company or any regulatory authority that supervises the Company, and

  •
  if any of such extensions of credit was terminated in the Company's ordinary course of business, that action would not reasonably be expected to have a material adverse effect on the director, his or her immediate family member or such entity, as applicable.

        Business Relationships.    All payments by the Company to an entity by which a director is employed (or by which an immediate family member is employed as a current executive officer) for goods or services, or other contractual arrangements, must be made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. The following relationships are not considered material relationships that would impair a director's independence:

  •
  if a director is employed by (or an immediate family member is employed as a current executive officer of) an entity that does business with the Company and the annual sales to, or purchases from, the Company during each of such entity's three preceding fiscal years are less than the greater of $200,000 or two percent of such entity's gross annual revenues,

  •
  if a director is a partner of, or counsel to or employed by (or an immediate family member is a partner of or of counsel to) a law firm, the director (or the immediate family member) does not personally perform any legal services for the Company, and the fees paid to the firm by the Company during each of such firm's three preceding fiscal years do not exceed the greater of $200,000 or two percent of such firm's gross annual revenues,

  •
  if a director is a partner, officer or employee (or an immediate family member is a partner or executive officer) of an investment banking or consulting firm, the director (or the immediate family member) does not personally perform any investment banking or consulting services for the Company, and the fees paid to the firm by the Company during each of such firm's three preceding fiscal years do not exceed the greater of $200,000 or two percent of such firm's gross annual revenues, and

  •
  if a director is employed by (or an immediate family member is employed as a current executive officer of) an entity that has a lending relationship, deposit relationship or other banking relationship with the Company and such entity's payment of interest and loan fees to, or its receipt of interest and loan fees from, the Company during each of such entity's three preceding fiscal years are less than the greater of $1 million or two percent of such entity's gross annual revenues.

        Relationships with Not-for-Profit Entities.    A director's independence will not be considered impaired solely because the director or an immediate family member is:

  •
  an executive officer of a foundation, university or other not-for-profit organization that has received from the Company during any of the organization's prior three fiscal years, contributions in an amount not exceeding the greater of $100,000 or two percent of the not-for-profit organization's aggregate annual charitable receipts during the organization's fiscal year or

  •
  a director or trustee of a not-for-profit organization that has received from the Company during any of the organization's prior three fiscal years, contributions in an amount not exceeding the greater of $250,000 or two percent of the not-for-profit organization's aggregate annual charitable receipts during the organization's fiscal year.

        Our contributions to such entities in excess of $50,000 must be reported to the Corporate Governance Committee and may be considered by the Board in making independence determinations.

Nominees

Aida M. Alvarez

        Ms. Alvarez, 58, served as Administrator of the U.S. Small Business Administration from February 1997 to January 2001. Ms. Alvarez is a director of Wal-Mart Stores, Inc. Ms. Alvarez has been a Director of UnionBanCal since October 2004.

David R. Andrews

        Mr. Andrews, 66, is the Founder and Co-Chair of MetaJure, Inc., a consulting company that provides non-legal services to Fortune 500 corporations in the areas of eDiscovery, investigations, due diligence and basic document drafting. Mr. Andrews is retired from PepsiCo, Inc., where he served as Senior Vice President, Governmental Affairs, General Counsel and Secretary from February 2002 to February 2005. Mr. Andrews was a partner of the law firm of McCutchen, Doyle, Brown & Enersen from 1981 to 1997 and from April 2000 to February 2002. He served as legal adviser to the U.S. Department of State from August 1997 to April 2000. Mr. Andrews is a director of Pacific Gas and Electric Company and PG&E Corporation and a director of James Hardie Industries Ltd. Mr. Andrews has been a Director of UnionBanCal since April 2000.

Nicholas B. Binkley

        Mr. Binkley, 62, has been a general partner of Forrest Binkley & Brown, a venture capital and private equity firm, since the firm was formed in 1993. Forrest Binkley & Brown serves as general partner for two funds, SBIC Partners, L.P, a venture capital fund formed in 1994, and Forrest Binkley & Brown Capital Partners, LLC, a private equity fund formed in 2001. Mr. Binkley was a member of the Office of the President of Forrest Binkley & Brown Venture Co., a Texas corporation which was the general partner of Forrest Binkley & Brown, L.P., a Texas limited partnership, which in turn was the general partner of SBIC Partners II, L.P., a technology venture capital fund formed in 1998. In March 2005, SBIC Partners II, L.P. entered into a consent judgment whereby the U.S. Small Business Administration, or SBA, was appointed as receiver for SBIC Partners II, L.P. Following the appointment of the SBA as receiver, Forrest Binkley & Brown was appointed as agent to the receiver for the purpose of marshalling and liquidating all of its assets with the goal of maximizing recovery of SBA loans made to SBIC Partners II, L.P. Mr. Binkley's prior experience is in the banking industry where he held various positions at Security Pacific Corporation from 1977 to 1992, including as an executive officer and member of the board of directors, and, following the acquisition of Security Pacific, serving as an executive officer and member of the board of directors of BankAmerica Corporation from 1992-1993. Mr. Binkley has been a Director of UnionBanCal since February 2007.

L. Dale Crandall

        Mr. Crandall, 66, serves as President of Piedmont Corporate Advisors, Inc., a private financial consulting firm that he founded. Mr. Crandall is retired from Kaiser Foundation Health Plan, Inc., and Kaiser Foundation Hospitals, where he served as President and Chief Operating Officer from March 2000 to June 2002, and as Senior Vice President and Chief Financial Officer from June 1998 to March 2000. Mr. Crandall is a director of Coventry Health Care, BEA Systems, Ansell Ltd., Covad Communications Group, Inc. and Metavante Technologies, Inc., and serves as trustee for four funds in the Dodge & Cox Funds family of mutual funds. Mr. Crandall has been a Director of UnionBanCal since February 2001.

Murray H. Dashe

        Mr. Dashe, 65, is retired from Cost Plus, Inc., where he served as Chairman, Chief Executive Officer and President from February 1998 to March 2005. Mr. Dashe is the Lead Independent Director of Longs Drug Stores Corporation. Mr. Dashe has been a Director of UnionBanCal since July 2006.

Richard D. Farman

        Mr. Farman, 72, has been Chairman Emeritus of Sempra Energy since September 2000. Mr. Farman served as Chairman and Chief Executive Officer of Sempra Energy from July 1998 to June 2000. Mr. Farman has been a Director of UnionBanCal since November 1988.

Philip B. Flynn

        Mr. Flynn, 50, has served as Vice Chairman and Chief Operating Officer of UnionBanCal and Union Bank of California since March 2005. He served as Vice Chairman and head of the Commercial Financial Services Group from April 2004 to March 2005, as Executive Vice President and Chief Credit Officer from September 2000 to April 2004, and as Executive Vice President and head of Specialized Lending from May 2000 to September 2000. Mr. Flynn has been a Director of UnionBanCal since April 2004.

Christine Garvey

        Ms. Garvey, 62, retired, is a real estate consultant, who served as Global Head of Corporate Real Estate and Services for Deutsche Bank AG from May 2001 to May 2004. From December 1999 until April 2001, Ms. Garvey served as Vice President, Worldwide Real Estate and Workplace Resources at Cisco Systems, Inc. Previously, Ms. Garvey held several positions with Bank of America, including Group Executive Vice President and Head of National Commercial Real Estate Services. Ms. Garvey is a director of ProLogis. Ms. Garvey has been a Director of UnionBanCal since October 2007.

Michael J. Gillfillan

        Mr. Gillfillan, 60, has been a partner of Meriturn Partners, LLC since December 2002. He was a partner of Neveric, LLC from March 2000 to January 2002. Mr. Gillfillan has been a Director of UnionBanCal since January 2003.

Mohan S. Gyani

        Mr. Gyani, 56, has been Vice Chairman of Roamware, Inc., a provider of voice and data roaming solutions, since December 2005, where he served as Chief Executive Officer & Chairman from May 2005 to December 2005. Prior to this, Mr. Gyani served as President and Chief Executive Officer of AT&T Wireless Mobility Services from March 2000 to January 2003 and Senior Advisor of AT&T Wireless Group from January 2003 to December 2004. Mr. Gyani is a Director of Safeway, Inc., Keynote Systems Incorporated, Mobile TeleSystems OJSC, and SiRF Technology Holdings, Inc. Mr. Gyani has been a Director of UnionBanCal since July 2006.

Ronald L. Havner, Jr.

        Mr. Havner, 50, has been Vice Chairman, Chief Executive Officer and a director of Public Storage, Inc. since November 2002, and President since July 2005. Mr. Havner joined Public Storage in 1986 and has held a variety of positions, including Chairman of the Board of Directors for Public Storage's affiliate, PS Business Parks, Inc., a position he had held since March 1988. He is a member of the Board of Governors of the National Association of Real Estate Investment Trusts, Inc. (NAREIT) and the REIT Center Board of Advisors, and a director of GF Acquisition Corp. Mr. Havner has been a Director of UnionBanCal since October 2004.

Norimichi Kanari

        Mr. Kanari, 61, has served as Chairman of UnionBanCal and Union Bank of California since February 2007. He served as Deputy President and Chief Executive Officer of the Global Business Unit of The Bank of Tokyo-Mitsubishi UFJ May 2005 to April 2008. He served as President and Chief Executive Officer of UnionBanCal and Union Bank of California from July 2001 to May 2005. He served as Vice Chairman of UnionBanCal and Union Bank of California from July 2000 to July 2001. He has served as a Director of The Bank of Tokyo-Mitsubishi UFJ since June 1997.

Mary S. Metz

        Dr. Metz, 70, is retired from the S. H. Cowell Foundation where she served as President from January 1999 until March 2005. Dr. Metz is a director of AT&T Corporation, Longs Drug Stores Corporation, Pacific Gas and Electric Company and PG&E Corporation. Dr. Metz has been a Director of UnionBanCal since November 1988.

Shigemitsu Miki

        Mr. Miki, 73, has served as Senior Advisor of The Bank of Tokyo-Mitsubishi UFJ since April 2008. He served as Chairman of the Board of The Bank of Tokyo-Mitsubishi UFJ from June 2004 to April 2008. From June 2000 to June 2004, he was President of The Bank of Tokyo-Mitsubishi. Mr. Miki has been a Director of UnionBanCal since October 2004.

J. Fernando Niebla

        Mr. Niebla, 68, has served as President of International Technology Partners, LLC since December 1998 and is the principal owner and managing partner of Siertina Development LLC. He serves on the boards of Integrated Healthcare Holdings, Inc. and Granite Construction Incorporated. Mr. Niebla has been a Director of UnionBanCal since April 1996.

Kyota Omori

        Mr. Omori, 60, has served as Senior Managing Officer of the Mitsubishi UFJ Financial Group since April 2008. He served as Senior Managing Executive Officer and Chief Executive Officer for the

Americas of The Bank of Tokyo-Mitsubishi UFJ from October 2007 to April 2008 and as Resident Managing Officer for the United States for the Mitsubishi UFJ Financial Group from June 2005 to April 2008. From January 2006 to October 2007, Mr. Omori served as Managing Executive Officer and Chief Executive Officer for the Americas of The Bank of Tokyo-Mitsubishi UFJ. From May 2003 to January 2006, Mr. Omori served as Managing Director of The Bank of Tokyo-Mitsubishi. In May 2004, Mr. Omori was appointed as Chief Executive Officer for the Americas. From May 2001 to May 2003, Mr. Omori served as General Manager of the Corporate Planning Office of The Bank of Tokyo-Mitsubishi. Mr. Omori has been a Director of UnionBanCal since May 2007.

Barbara L. Rambo

        Ms. Rambo, 55, is currently Vice Chair of Nietech Corporation, a payments technology company, and served as Chief Executive Officer of Nietech Corporation from November 2002 until October 2006. Prior to joining Nietech, Ms. Rambo served as Chair of the Board of OpenClose Technologies, Inc., a financial services company, from June 2001 to December 2001, as President and Chief Executive Officer of that company from January 2000 to June 2001, and as a Director from January 2000 through March 2002. Previously, Ms. Rambo held several executive positions with Bank of America, most recently Group Executive Vice President and Head of National Commercial Banking. Ms. Rambo is a director of Pacific Gas and Electric Company and PG&E Corporation. Ms. Rambo has been a Director of UnionBanCal since October 2007.

Masaaki Tanaka

        Mr. Tanaka, 55, has served as President and Chief Executive Officer of UnionBanCal Corporation and Union Bank of California since May 2007. Mr. Tanaka served as Executive Officer and General Manager, Corporate Planning Division of The Bank of Tokyo-Mitsubishi UFJ from January 2006 until April 2007, during which time he also served as Executive Officer and Co-General Manager, Corporate Planning Division of Mitsubishi UFJ Financial Group. From May 2004 to December 2005, Mr. Tanaka served as General Manager of Corporate Business Development for The Bank of Tokyo-Mitsubishi, during which time he also served, prior to July 2004, as General Manager of Corporate Banking Division No. 2 of Corporate Banking Group No. 1, and, beginning in July 2004, as General Manager of Corporate Banking Division No. 3 of the Corporate Banking Group. Mr. Tanaka was appointed Executive Officer of The Bank of Tokyo-Mitsubishi UFJ in June 2004 and Managing Executive Officer in May 2007. From April 2001 to May 2004, he served as General Manager, Corporate Planning Division of the Mitsubishi Tokyo Financial Group and from May 2000 to April 2001, he served as General Manager, Integrated Planning Office of The Bank of Tokyo-Mitsubishi. Mr. Tanaka has been a Director of UnionBanCal since May 2007.

Dean A. Yoost

        Dean A. Yoost, 58, retired from PricewaterhouseCoopers in July 2005, where he held various partner positions in Tokyo, Beijing, Los Angeles, New York, Minneapolis, and Irvine since 1974, most recently as the managing partner of the Orange County practice and as the Western Region Leader of the firm's Advisory practice. Mr. Yoost was a full-time Senior Advisor to PricewaterhouseCoopers in Tokyo from early 2006 until June 2007, where he assumed a lead role in the major restructuring of PricewaterhouseCoopers' Japanese operations. Mr. Yoost is a Director of Emulex Corporation and Pacific Life Insurance Company. Mr. Yoost has been a Director of UnionBanCal since July 2007.

DIRECTOR COMPENSATION

        The following table sets forth compensation paid to our Board of Directors in 2007 and should be read in conjunction with the narrative discussion which follows this table.

2007 Director Compensation Table

Name*	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		Option Awards ($)		All Other Compensation ($)		Total ($)
Aida M. Alvarez	78,000		70,076	(11)	—		—		148,076
David R. Andrews	144,000		66,813	(11)	—	(15)	—		210,813
Nicholas B. Binkley(2)	60,167		52,765	(11)(12)	—		—		112,932
L. Dale Crandall	172,500		72,783	(11)	—	(15)	—		245,283
Murray H. Dashe	144,500	(8)	93,570	(11)	—		—		238,070
Richard D. Farman	204,000		58,574	(11)	—	(15)	—		262,574
Stanley F. Farrar(3)	32,584	(9)	34,569		—	(15)	25,000	(16)	92,153
Christine Garvey(4)	17,250		18,165	(13)	—		—		35,415
Michael J. Gillfillan	151,500		71,430	(11)	—	(15)	2,500	(16)	225,430
Mohan S. Gyani	80,500		93,570	(11)	—		—		174,070
Ronald L. Havner, Jr.	84,000	(10)	70,076	(11)	—		—		154,076
Norimichi Kanari	—		—		—		—		—
Mary S. Metz	141,000		72,783	(11)	—	(15)	—		213,783
Shigemitsu Miki	—		—		—		—		—
J. Fernando Niebla	92,500		72,783	(11)	—	(15)	—		165,283
Kyota Omori	—		—		—		—		—
Barbara L. Rambo(5)	18,750		18,165	(13)	—		—		36,915
Tetsuo Shimura(6)	—		—		—		90,721	(17)	90,721
Dean A. Yoost(7)	62,500		45,804	(14)	—		—		108,304

*
See "Executive Compensation—Summary Compensation Table" for compensation with respect to 2007 named executive officers who also served as directors but were not compensated as directors: Mr. Masaaki Tanaka, Mr. Takashi Morimura, and Mr. Philip B. Flynn. Mr. Masashi Oka is not included in this table or the Summary Compensation Table because he was an executive officer of UnionBanCal who was not a named executive officer in 2007 and who received no additional compensation for services provided as a director.

(1)
This column reflects the compensation expense accrued under FAS 123R during the 2007 fiscal year for all unvested restricted stock units. Compensation costs for restricted stock unit awards are based on the grant date fair value of the restricted stock unit awards under FAS 123R, amortized over the applicable service requirement. Holders of restricted stock units are credited with dividend equivalents in the form of additional restricted stock units. Our FAS 123R calculation assumes that the market price reflects expected future dividend streams on our common stock. If the non-employee director elected to defer his or her award of restricted stock units until termination of Board service, this calculation takes into account the possibility of a 15% premium. A non-employee director who elects to defer until termination of Board service will receive an additional number of shares of common stock equal to 15% of the number of shares subject to the restricted stock units and their associated dividend equivalents provided that the non-employee director does not terminate service on the Board prior to completing five years of Board service, unless due to death or disability or on or after change in control of UnionBanCal. In 2007, all directors elected to defer their awards of restricted stock units except Mr. Farman.

(2)
Mr. Binkley joined the Board in February 2007.

(3)
Mr. Farrar served on the Board until May 2007.

(4)
Ms. Garvey joined the Board in October 2007.

(5)
Ms. Rambo joined the Board in October 2007.

(6)
Mr. Shimura served on the Board until May 2007.

(7)
Mr. Yoost re-joined the Board in July 2007.

(8)
In 2007, Mr. Dashe deferred 25% of his retainer and meeting fees from the date of his deferral election into an unfunded interest-bearing deferred compensation account.

(9)
In 2007, Mr. Farrar deferred 100% of his retainer and meeting fees into an unfunded interest-bearing deferred compensation account.

(10)
In 2007, Mr. Havner assigned 100% of his retainer and meeting fees to the Havner Family Foundation.

(11)
For 2007, each non-employee director received a regular award of restricted stock units with a grant value of approximately $75,000. These came in two separate grants on July 1 (the regular grant) and on October 1 (the supplemental grant) following an increase in the annual stock grant amount approved by the Board for 2007, as described on page 22. The regular grant for each then non-employee director was an award of 921 shares of restricted stock units with a fair market value of approximately $55,000 as of July 1, 2007. These awards will vest in full on July 1, 2008. The supplemental grant for each then non-employee director, except Mr. Yoost, was an additional award of 336 shares of restricted stock units with a fair market value of approximately $20,000 as of October 1, 2007. These awards will vest in full on October 1, 2008.

(12)
On February 28, 2007, Mr. Binkley, a new non-employee director, received an initial award of 900 shares of restricted stock units with a fair market value of approximately $55,000 as of February 28, 2007, the date of his election to the Board. His initial award vests in three equal one-third installments on February 28, 2008, February 28, 2009 and February 28, 2010. For information on Mr. Binkley's regular award, see note 11.

(13)
On October 23, 2007, Ms. Garvey and Ms. Rambo, new non-employee directors, each received initial and regular awards of an aggregate of 2,814 shares of restricted stock units with a fair market value of approximately $150,000 as of October 23, 2007, the date of their election to the Board. Their initial award vests in three equal one-third installments on October 23, 2008, October 23, 2009 and October 23, 2010. Their regular award vests in full on October 23, 2008.

(14)
On July 25, 2007, Mr. Yoost, a non-employee director who re-joined the Board, received initial and regular awards of an aggregate of 2,640 shares of restricted stock units with a fair market value of approximately $150,000 as of July 25, 2007, the date of his election to the Board. His initial award vests in three equal one-third installments on July 25, 2008, July 25, 2009 and July 25, 2010. His regular award vests in full on July 25, 2008.

(15)
In 2007, we did not recognize any expense under FAS 123R in connection with stock options since no new stock options were awarded and all prior stock options were fully vested. The following table shows the outstanding options held at December 31, 2007 for each director, as applicable:

Name	Number of Shares Underlying Unexercised Options
David R. Andrews	15,000
L. Dale Crandall	12,000
Richard D. Farman	18,000
Stanley F. Farrar	18,000
Michael J. Gillfillan	6,000
Mary S. Metz	18,000
J. Fernando Niebla	18,000
(16)
Amounts consist of:

•
For Mr. Farrar, a donation on his behalf to the Huntington Library, Art Collections and Botanical Gardens, upon his retirement; and

•
For Mr. Gillfillan, a matching gift to an educational institution on his behalf.

(17)
Mr. Shimura was not eligible to participate in our retirement or supplemental retirement plans. See "Executive Compensation—Compensation Discussion and Analysis—Policy on Expatriate Compensation." The following table provides additional detail regarding the compensation disclosed in the All Other Compensation column with respect to Mr. Shimura, who was a policy-making officer until February 2007 but is not a named executive officer. Other Compensation in his case includes his salary for service as an executive officer, as well as identification of each other item with a value exceeding $10,000.

Salary	Tax Reimbursements		Total All Other Compensation
$27,491	$63,230	(A)	$90,721

  (A)
  Tax reimbursements are reported on an aggregate basis net of all adjustments and tax refunds or liability in 2007 relating to compensation for prior years.

        The following narrative discussion should be read in conjunction with the Director Compensation Table which precedes this discussion.

        In July 2007, the Executive Compensation & Benefits Committee reviewed and discussed a report by the Semler Brossy Consulting Group, LLC, its independent compensation consultant, on the competitiveness and reasonableness of UnionBanCal's director compensation. This review included data on competitive practices and trends and a consideration of the responsibilities and commitments required of UnionBanCal's non-employee directors. As a result of this review, no changes were made in the retainers or meeting fees paid to non-employee directors. The grant values of the annual restricted stock unit awards and the parallel initial restricted stock unit awards to new directors were increased from $55,000 to $75,000. For additional information regarding the compensation of non-employee directors, please see "Executive Compensation—Compensation Discussion and Analysis—Non-Employee Director Compensation."

        Under the compensation program effective since January 1, 2005 and described below, directors who are not full-time officers of UnionBanCal or The Bank of Tokyo-Mitsubishi UFJ or its affiliates receive an annual combined retainer for service on our Board of Directors or the Board of Directors of

Union Bank of California, meeting fees for attendance at Board and committee meetings and annual restricted stock unit awards. New non-employee directors receive a separate restricted stock unit award upon joining the Board of Directors.

        Directors who are full-time officers of UnionBanCal or The Bank of Tokyo-Mitsubishi UFJ or its affiliates do not receive additional compensation for service on the Boards or Board committees of UnionBanCal or Union Bank of California. For additional information regarding the compensation of expatriate policy-making officers who are members of the Board of Directors, please see "Executive Compensation—Compensation Discussion and Analysis—Policy on Expatriate Compensation."

Annual Retainers

        The annual combined retainer for service on the Boards of UnionBanCal and Union Bank of California is $35,000. The Lead Director, whose governance role and responsibilities are broad and significant, received an additional annual retainer of $100,000 in 2007. Committee Chairs receive an additional annual combined retainer, as follows:

  •
  Audit Committee Chair: $25,000;

  •
  Finance & Capital Committee Chair: $15,000;

  •
  Corporate Governance, Executive Compensation & Benefits, Trust, Investment & Brokerage Oversight (a committee of Union Bank of California only), and Public Policy Chairs: $10,000; and

  •
  Special Committee Chairs, including the Bank Secrecy Act Compliance Committee and the Board Oversight Committee: typically, $10,000.

All annual retainers are pro-rated and payable quarterly in advance.

Per Meeting Fees

        Non-employee directors are also paid the following:

  •
  a fee of $1,500 for each Board meeting attended, except that when Board meetings of UnionBanCal and Union Bank of California are held on the same day, the total fee is limited to $1,500;

  •
  a fee of $1,500 for each Board committee meeting attended, except that when the same committees of UnionBanCal and Union Bank of California have a combined meeting, the total fee is limited to $1,500; and

  •
  for Bank Secrecy Act Compliance Committee and Board Oversight Committee members only, a fee of $2,500 for each committee meeting attended, to recognize the amount of preparation and participation time required.

Restricted Stock Unit Awards

        Each non-employee director receives an annual grant of restricted stock units with a value of approximately $75,000, subject to such terms and conditions of the grant as the Executive Compensation & Benefits Committee determines. Each new non-employee director elected to the Board receives a separate initial grant of restricted stock units with a fair market value of approximately $75,000 on the date of election plus a regular grant of restricted stock units with a fair market value of approximately $75,000 either on that year's regular grant date or on the date of election, both grants subject to such terms and conditions as the Executive Compensation & Benefits Committee determines. Accordingly, each new non-employee director receives grants of restricted stock units with an aggregate fair market value of $150,000 in his or her first calendar year of service. The value of both annual and initial grants of restricted stock units for non-employee directors increased from $55,000 to $75,000 effective July 25, 2007. Each restricted stock unit will be redeemed in one share of common stock. The Board considered the importance and difficulty of attracting highly qualified new directors in determining the value of the initial grant upon election to the Board.

        Annual grants of restricted stock units to non-employee directors vest on the first anniversary of the date of grant. Initial grants of restricted stock units to new non-employee directors vest in equal one-third installments on each of the first three anniversaries of the date of grant. Regular grants of restricted stock units to new non-employee directors vest in full on the first anniversary of the date of grant. Each grant of restricted stock units will vest earlier in the event of death, disability, retirement or a change of control of UnionBanCal. The Executive Compensation & Benefits Committee has previously accelerated vesting of the regular grant on a pro rata basis for the number of months the non-employee director served when the non-employee director terminated service on the Board prior to the vesting date of the regular grant.

        Non-employee directors have the option to defer settlement of all or a portion of the restricted stock units beyond the vesting date. A non-employee director who elects to defer the receipt of their shares until termination of Board service will receive an additional number of shares of common stock equal to 15% of the number of shares subject to the restricted stock units and their associated dividend equivalents provided that the non-employee director does not terminate service on the Board prior to completing five years of Board service, unless due to death or disability or on or after change in control of UnionBanCal.

        As of the date on which dividends are paid with respect to common stock, each non-employee director will be credited with additional restricted stock units in an amount equal to:

  •
  the amount of the dividend paid on that number of shares of common stock equal to the aggregate number of restricted stock units allocated to the non-employee director as of that date,

  •
  divided by the fair market value of a share of common stock as of that date.

        The additional restricted stock units will be subject to the same vesting schedule as the restricted stock units with respect to which they are credited. Dividend equivalents will be accrued with respect to the premium shares to which the non-employee director is entitled by reason of deferring settlement of the restricted stock units until termination of Board service.

Deferrals of Retainers and Meeting Fees

        Non-employee and non-expatriate directors may defer all or any portion of their annual retainers or meeting fees either to stock units or into an unfunded interest-bearing deferred compensation account. Non-employee directors are eligible to defer director fees and retainers for payment at a future date designated by the non-employee directors under the Union Bank of California Deferred Compensation Plan. Funds deferred under this Plan accrue interest based on the average Treasury Constant Maturities Rate, calculated quarterly based on a rolling average for the previous 12 months.

        In 2003, the Executive Compensation & Benefits Committee adopted a program under the Year 2000 UnionBanCal Corporation Management Stock Plan pursuant to which non-employee directors may irrevocably elect to defer all or a portion of the cash retainer and/or fee payable to them for services on the Board and its committees in the form of stock units. Stock units are a form of deferred compensation payable in shares of common stock of UnionBanCal. At the time of deferral, a bookkeeping account is established on behalf of the director and credited with a number of fully vested stock units. The director will receive a number of shares of common stock equal to the number of stock units when the deferred compensation is payable. Dividend equivalents are credited to the stock unit accounts. Stock units have no voting rights.

Review of Director Compensation

        The compensation described above is the only compensation non-employee and non-expatriate directors receive from UnionBanCal. It is subject to periodic review and adjustment by the Board of Directors based on recommendations of the Executive Compensation & Benefits Committee, which engages the independent outside consultant in this regard.

Limits on Other Compensation to Audit Committee Members

        Members of the Audit Committee may not receive, directly or indirectly, any consulting advisory or other compensatory fee from UnionBanCal or any of its subsidiaries, other than:

  •
  director fees (which may be received in cash, stock options or other in-kind consideration ordinarily available to directors);

  •
  a pension or other deferred compensation for prior service that is not contingent on future service; or

  •
  any other regular benefits that other directors receive.

Stock Ownership Guidelines

        In 1999, to link the interests of non-employee directors directly to stockholder interests, UnionBanCal instituted stock ownership guidelines for its Board of Directors. Within the five-year compliance period, each non-employee, non-expatriate director is expected to own shares of UnionBanCal common stock with a market value of five times the director's annual retainer, which required amount was $175,000 as of December 31, 2007. Stock ownership under these guidelines includes:

  •
  common stock owned personally or in trust for the benefit of these directors;

  •
  vested shares held in any benefit plan, including any individual retirement account;

  •
  unvested restricted stock;

  •
  non-employee director stock units;

  •
  restricted stock units; and

  •
  50% of the embedded value of vested "in the money" stock options.

Directors are expected to comply with these ownership guidelines within five years of their date of election. Each of the director nominees has met, or is on track to meet, the ownership guidelines.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        We are a California-based commercial bank holding company whose major subsidiary, Union Bank of California, N.A., is a commercial bank. As used in this proxy statement, the term "UnionBanCal" and terms such as "we," "us" and "our" refer to UnionBanCal, Union Bank of California, one or more of their consolidated subsidiaries, or all of them together. The Board of Directors has delegated primary authority for executive compensation to the Executive Compensation & Benefits Committee, referred to below as the "Compensation Committee" or simply the "Committee."

Overview of Company Policy on Executive Compensation

        It is our philosophy to compensate executive officers in a manner that promotes the recruitment, motivation and retention of exceptional employees who will help us achieve our strategic business objectives and increase stockholder value. Our executive compensation policy and practice is established by the Compensation Committee. Specific policies and practices relating to each element of non-expatriate named executive officers' compensation are described below. Policies for expatriate compensation, which describes pay for executive officers from The Bank of Tokyo-Mitsubishi UFJ, including compensation of our Chief Executive Officer, are described below under the caption "Policy on Expatriate Compensation" beginning on page 35.

        Our compensation policy is to provide our executives with an overall compensation opportunity which is competitive with that offered for similar positions by similar organizations among our peer group, which is discussed below. Generally, this means that base salary, annual incentive targets and long-term incentive target opportunities or stock plan grant values are established around the median of our peer group, as they were in 2007. At any given point in time, individual opportunities might be above or below this general target level for a variety of reasons, including performance, recruiting or retention requirements, recent promotions or internal equity concerns. All of the named executive officers, except our CEO whose pay reflects his expatriate status as described on pages 35-36 and is below the U.S. median, had 2007 target compensation opportunities set around the median of the peer banks. In the case of our named executive officers, our estimates of median competitive pay are made by the Committee's independent executive compensation consultant by matching positions, where possible, and applying other techniques where needed, such as analyzing COO compensation as a percentage of the peer bank CEO compensation, accounting for the particular structure and size of the duties of JoAnn Bourne or the transitional nature of John Erickson's 2007 position as Deputy Chief Risk Officer.

        Actual compensation for a given year may vary from the established target opportunity since our incentive plan payouts reflect corporate and individual performance. Similarly, our benefits and perquisites are generally based on a review of typical, median practices of our peer group and such other considerations as our corporate culture and business strategy.

        We believe that our total compensation package provides an appropriate mix of fixed and variable compensation with strong emphasis on the pay-for-performance elements for our executive officers.

  •
  Performance-based compensation is tied to performance measures we believe influence stockholder value and which can be influenced by our executive officers.

  •
  Our long-term incentive program is designed to encourage executive retention and link executive compensation directly to long-term stockholder interests.

        The Compensation Committee's approach to the total pay package for the executive officers is to view the various elements of the package as a portfolio of rewards, designed to achieve different specific purposes but to balance each other in motivating appropriate behavior, rewarding different aspects of performance or meeting corporate objectives for attracting and retaining the talent needed to lead our company successfully and increase stockholder value.

Our Peer Group

        We use a group of U.S. bank holding companies and financial holding companies to compare the primary elements of our compensation and benefit programs for policy-making officers. The Compensation Committee periodically reviews this peer group with its independent executive compensation consultant and management, and makes changes as appropriate better to reflect companies of similar size and business characteristics. Our 2007 compensation peer group includes nine banking companies, many of which are drawn from the KBW Bank Index, published by Keefe, Bruyette & Woods, Inc. These represent U.S. commercial banks generally with assets between about one-half and two times our assets. We use these peer banks for comparison to our financial performance, compensation levels, program design and program cost. In addition to the peer group comparisons, for particular functional responsibilities, the Compensation Committee reviews data on U.S. banking pay practices using surveys of the banking industry, adjusted for size, from Towers Perrin's 2007 Financial Services Industry, Commercial Data Bank-Executive Databases, and from Hewitt's 2007 Total Compensation Measurement, Financial Services Survey. The Committee may also consider information on general corporate practices and trends as provided by its independent consultant where appropriate in making compensation decisions. Our 2007 peer companies were:

BB&T Corporation Comerica Inc. Commerce Bancorp Inc. Fifth Third Bancorp Huntington Bancshares	Keycorp M & T Bank Corporation PNC Financial Services Group Zions Bancorporation

Five peer companies from 2006 were dropped from the 2007 peer group because they were acquired: AmSouth Bancorporation, Regions Financial Corporation, North Fork Bancorporation Inc., Compass Bancshares Inc. and TD BankNorth Inc. During 2007, Commerce Bancorp, Inc. was acquired by Toronto Dominion Bank but, because its 2007 proxy statement filed with the SEC presented compensation and performance information for fiscal year 2006, we included Commerce Bancorp, Inc. in our 2007 peer group.

The Role of the Compensation Committee and Management in Determining Executive Compensation

        For compensation purposes, our senior executive officers are 13 policy-making officers, plus the manager of our Independent Risk Monitoring Group, of which the executives named in the summary compensation table are a sub-group.

        Included among the policy-making officers for 2007 were three expatriate officers serving on rotational assignments from The Bank of Tokyo-Mitsubishi UFJ, our majority stockholder: Mr. Tanaka, who has been our CEO since May 2007; Mr. Morimura, who was our CEO prior to his return to The Bank of Tokyo-Mitsubishi UFJ in May 2007; and Mr. Oka, our Vice Chairman and Chief Risk Officer until April 1, 2008.

        The Compensation Committee approves all key elements of our executive compensation and benefit programs for the named executive officers and the other policy-making officers, and oversees the design and implementation of management incentive and equity plans, subject to stockholder approval where required or appropriate. The Committee also reviews compensation for the non-management, non-expatriate directors, and makes recommendations to the full Board of Directors regarding changes as appropriate.

        In addition, the Compensation Committee approves corporate performance targets for policy-making officer incentive plans and assesses our performance results in determining awards under the plans, compared to both internal goals and peer performance. Finally, the Compensation Committee approves all salary increases, annual or long-term incentive plan targets and payouts, all equity grants, employment, severance, or change of control agreements and all benefit programs as they apply to the non-expatriate policy-making officers.

        Management provides the Compensation Committee with reports on the compensation and benefits programs for officers below the policy-making level and may recommend to the Committee specific compensation actions for individuals or groups of officers or changes in policies or programs. Recommendations regarding compensation for individual policy-making officers, other than the CEO, are typically made by the CEO and the immediate superior, if the immediate superior is not the CEO. All decisions affecting policy-making officers are made by the Compensation Committee. The decision process for expatriate policy-making officers' compensation is described below on pages 35-36.

Compensation Policy Regarding Policy-Making Officers (Including Named Executive Officers)

        Each element of compensation for policy-making officers is described below. Generally, the mix of pay elements, including salary and annual incentive opportunity, long-term incentive and equity opportunity, benefits and perquisites, is designed to reflect the competitive marketplace, primarily our peer group as described above. We review the mix and allocation of pay elements to individuals against the marketplace regularly, but maintain a flexible policy to deliver compensation that motivates, retains and rewards our executives. In executing this policy, the Committee considers a variety of factors, applying its collective judgment where appropriate, against a frame of reference that the total pay opportunity should generally be competitive, around the peer median in target opportunity. While 2007 compensation opportunities for our non-expatriate named executive officers were established around the competitive median, our performance was below our goals, and actual annual bonuses were paid below target, as described below.

  Base Salaries

        In general, we target base salaries to be at the median competitive levels relative to comparable positions in our peer group. Where the responsibilities of executive positions are different from those typically found among other bank holding companies or where executives are new to their responsibilities or play a particularly critical role, we may target base salaries above or below median competitive levels. In determining salaries, the Compensation Committee also may take into account individual leadership and vision, experience and performance, as well as internal equity relative to other positions, and specific issues particular to UnionBanCal and the position involved. The non-expatriate named executive officers' salaries reported in the Summary Compensation Table were all around the estimated competitive median.

  Annual Incentives

        In 2006, our stockholders approved our Senior Executive Bonus Plan, which contains a new annual incentive funding formula applicable to named executive officers. This formula limits their individual annual incentive payments to 0.3% of our income before tax, excluding discontinued operations and extraordinary items. The Compensation Committee has discretion to lower actual awards below this stockholder-approved level, but not to increase them above it.

        For 2007, the Committee determined the awards for the named executive officers by reference to a pre-assigned target percentage of salary for each executive position, which represents what, in the Compensation Committee's view, constitutes a generally competitive level of bonus opportunity for corporate and individual performance at target. This percentage of salary is set for each individual and position so that, along with base salary, the executive's total cash pay opportunity will be generally around the median of our peer group opportunity when performance also is at target. 2007 annual incentive targets as a percentage of base salary were 100% for the Chief Operating Officer, 80% for the Chief Financial Officer, and 70% for all other non-expatriate named executive officers. As an expatriate officer, our Chief Executive Officer does not participate in our Senior Executive Bonus Plan.

  Annual Incentive Performance Goals and Measures

        At the beginning of each year, our Board of Directors approves our business plan. The Compensation Committee reviews this business plan and establishes the annual performance targets for corporate performance under our annual incentive plans. Historically and in 2007, these targets were established as internal goals for annual net income and return on average equity (ROE), based on our financial plans for the year. The Committee believes these measures are two important drivers of stockholder value.

        For 2007 annual incentives, the target performance goals established by the Committee were $651 million net income and 14.2% ROE. The Committee also established minimum and maximum performance goals and corresponding incentive funding levels, so that performance below minimum would earn no award and performance at or above maximum would earn twice the target award. Minimum net income was set at 80% of target net income and maximum net income was set at 130% of target. Similarly, minimum ROE was set at 11.2% and maximum, at 17.2%.

        As in prior years, the Committee also established three strategic adjustment factors that could be used to qualitatively assess 2007 results after year-end. These strategic adjustment factors included our company's risk positioning, strategic positioning and quality of earnings, including ROE.

        Based on its assessment of our performance for the year relative to the pre-established goals, the appropriate effect of any of the strategic adjustment factors and any individual performance adjustments, the Compensation Committee, with the advice of its independent consultant, makes a decision on the actual bonus to be paid to each non-expatriate policy-making officer for the year. The actual bonus may be less, but not more, than the stockholder-approved formula would produce. Typically, this amount will range from zero to 200% of the pre-established target for any individual policy-making officer position. The Committee bases these decisions in part upon recommendations made by the CEO.

  Awards for 2007 Performance

        Named executive officers eligible for incentives under our plan exclude the CEO and other expatriate officers who are not eligible for our incentives. In 2007, our results against our two pre-established goals for net income and ROE were below the target level, and the corporate funding level was established by the Committee at 70% of the target amount for all participants, including the non-expatriate policy-making officers. In setting this payout level, the Committee considered a number of factors, including the strategic adjustment factors and our performance versus our peers, but these more judgmental factors had only a minor effect on overall funding. The Committee also considered the CEO's recommendations for individual performance adjustments for the non-expatriate named executive officers, and these individual adjustments also were minor.

  Policy on Adjustments to Incentives for Adjustments or Restatements of Financial Results

        The Compensation Committee always retains the discretion to adjust awards not yet finalized downward based on its judgment of the actual performance results of UnionBanCal for a given performance period and, when appropriate, has adjusted for one-time events (such as the sale of a business or a tax settlement for prior periods) in the past. We have a written policy, adopted by the Board of Directors, that the Compensation Committee will review any previously made cash or equity awards on a case by case basis if the performance measures used to determine those awards are later restated or adjusted in a way that would have resulted in a lower award for the executive.

  Long-Term Incentive Awards

        We provide long-term incentives through the UnionBanCal Performance Share Plan and the UnionBanCal Management Stock Plan, both of which were approved by our stockholders. The Compensation Committee sets long-term compensation opportunities for policy-making officers in the form of two separate awards, with new grants made each year:

  •
  a fair market value stock option grant; and

  •
  Performance Share Plan participation, in which each policy-making officer receives an opportunity to earn shares of UnionBanCal stock (or their equivalent in cash) based on our achievement of pre-established performance goals over the following three years (an award cycle).

        In February 2007, the Committee approved grants of stock options and performance shares to our executive officers as described in the Grants of Plan Based Awards Table and accompanying narrative on pages 41-45. These grants were generally around the median competitive level measured by the fair market value at grant for the stock options and at the target number of shares and grant price for the performance shares, which is how we measure the opportunity value.

  Stock Options

        The Compensation Committee intends that the stock option portion of the long-term incentive award generally account for approximately 50% of the total long-term opportunity value awarded annually to each policy-making officer as measured by the fair value of the option or performance share award at grant under FAS 123R. The Compensation Committee believes that the stock option grant links executive compensation to the interests of our stockholders and provides performance incentives to the recipients since the value they will be able to realize from this award is solely dependent on the increase in our stock price over the term of the options (which is currently set at seven years), after which the options expire. Options vest ratably over three years.

        Our stock option and other equity awards are always approved in advance of their grant date. Grants to existing executives and other awardees, including those to lower level officers as described below, are typically made on a pre-established common date each year or on a pre-established quarterly date for new hires, promotions or special retention considerations. The Committee has delegated to the Chief Executive Officer or, in his absence, any Vice Chairman, the authority to make selected equity awards to employees below the policy-making officer level subject to specific requirements. These lower level officer grants are made under guidelines pre-established by the Committee, including target and maximum amounts by level, and a requirement for reports to the Committee of all actions taken under this delegation, and any exceptions must be approved by the Committee. We do not select stock option grant dates for executives in coordination with the release of material, non-public information, or time the release of such information because of option grant dates.

  Performance Shares

        The Performance Share Plan portion of the long-term incentive award generally accounts for approximately 50% of the total long-term opportunity value awarded annually to policy-making officers when measured at target performance and grant date fair value under FAS 123R. The Compensation Committee believes that assessing the value of this award opportunity at its target value is appropriate, given that this value is achieved only when our ROE is at the median of the peer banks, on average, for the three years. This target value is not the amount shown in the Summary Compensation Table, but is the amount shown in the Grants of Plan-Based Awards Table on page 41. Performance shares are designed to reward executives for maintaining strong ROE relative to peers, which supports our strategic objectives and also in our view links payouts to long-term value creation for our stockholders. The plan fixes the contribution to each cycle's final award each year, using one-third of the overall cycle target as the baseline for a single year's contribution, as follows:

  •
  at target when our ROE for a given year is at the median of the peer group,

  •
  at zero if our ROE is below the 25th percentile of the peer group for that year (and 25% of target for being at the 25th percentile), and

  •
  at the maximum (two times the target) if our ROE is above the 75th percentile for a given year.

For each three-year cycle, we add together three annual contributions to determine the payout.

        The Committee believes that providing a portion of equity compensation in the form of full value stock (or the equivalent value in cash), and only if performance goals are met over three-year periods, helps balance the awarding of part of equity compensation in stock options, which do not depend on any performance measures other than stock price, but only have value if our stock price increases.

        As part of its "portfolio" approach to executive compensation, the Committee views stock options and performance shares as complementary, and views the annual incentive performance hurdles based on performance against internal goals as complementary to the performance share measurement of performance relative to peers. The Committee regularly reviews this "portfolio" approach for continued appropriateness.

        Beginning with the 2006-2008 performance cycle and continuing with the 2007-2009 cycle, awards pay out in shares of common stock (previously, awards were paid out in cash). By paying in stock, the fair value of the performance-based award is based on stock price at grant and the accounting charge is based on the number of shares of common stock ultimately earned.

        In February 2008, the Committee also reviewed our performance against pre-established goals for the 2005-2007 performance share grant cycle. The Committee determined that under the established terms of the Performance Share Plan, the 2005 grant would be paid at 200% of target in accordance with the pre-established formula for this plan, since our ROE exceeded the 75th percentile of the peer group's reported ROE for each of the three years of the cycle, 2005, 2006 and 2007. Payments for the 2005 grant were made in cash, but based on the average month-end closing price of our common stock for the six-month period immediately preceding the end of the performance cycle.

        Historically and in 2007, the peer group for ROE comparison in the Performance Share Plan has been the same as the compensation peer group.

  Restricted Stock

        We use restricted stock grants primarily for employees below the executive vice president level. Policy-making officers may in rare circumstances receive such an award, usually for special hiring or retention purposes. No restricted stock grants were made to policy-making officers in 2007.

  Equity Grants to Lower Level Officers in December 2007

        In November and December 2007, the Committee considered factors relating to the need to retain, and the accomplishments of, its officers and senior staff below the executive vice president level in a challenging environment, and agreed with management's recommendation to make the equity grant to these employees earlier than normal, in December 2007, rather than April 2008. This is the same accelerated timing as for the 2006 grant made to these officers. No policy-making officer received these accelerated grants. The proposal was made and the date of grant established in November, and the acceleration was based only on internal employee appropriateness. The grants were restricted stock or a combination of restricted stock and stock options consistent with pre-established guidelines, by level.

Policy on Post-Employment Benefits

        Our policy on executive post-employment benefits is intended to reflect the overall approach to our employee population, as well as generally competitive executive practice and to assist in attraction and retention of talented executives to careers at UnionBanCal.

        The Committee reviewed our policies and potential payouts to our named executive officers in 2007 in various termination situations. The Committee believes that our current policies represent comparable practice among our peer group and provide generally appropriate treatment in a variety of termination situations. These benefits and the different kinds of termination that trigger them, are provided in the Potential Post-Employment Payments Tables and accompanying discussion. The Committee believes these policies, the triggering events required for them to be applied (such as termination resulting from a reorganization or termination following a change in control or retirement), and the structure and the amount of benefits provided are appropriate and in the best interest of stockholders. The Committee believes that each provision is reasonable and within the bounds of common competitive practice at peer banks and in general industry.

  Change of Control Termination Policies

        The Committee believes that our current change of control agreements with the policy-making officers are in keeping with typical peer group practices. Providing such protection in an industry that has experienced significant consolidations over the past decade and for a company which has itself undergone a number of mergers over the past 20 years is an important aspect of attracting and retaining the talent we need to lead UnionBanCal and minimizing any potential distractions from a potential acquisition. Further detail regarding these agreements is provided in the Potential Post-Employment Payments Tables and accompanying discussion.

  Retirement Plan

        Non-expatriate policy-making officers including named executive officers are eligible to participate in the Union Bank of California Retirement Plan, which we refer to as our "retirement plan." This is the same plan that is available to all full-time and certain other employees. Benefits are determined by compensation and years of service. Further detail regarding the retirement plan is provided in the Pension Benefits Table and accompanying discussion.

  Supplemental Executive Retirement Plan for Policy Making Officers

        Non-expatriate policy-making officers are also eligible to participate in the Union Bank of California, N.A. Supplemental Executive Retirement Plan for Policy Making Officers, which we refer to as our "supplemental retirement plan." The supplemental retirement plan has the same provisions as our retirement plan, but without the Internal Revenue Code limits on the pension accruals for any year for higher paid employees. The Compensation Committee reviewed the plan provisions in 2006 and again in 2007 and believes that our supplemental retirement plan benefits are in line with competitive practice and views them as an important part of the compensation for our policy-making officers. Further detail regarding the supplemental retirement plan is provided in the Pension Benefits Table and accompanying discussion.

Deferred Compensation

        Non-expatriate policy-making officers including named executives are eligible to participate in our Nonqualified Deferred Compensation Plan. This plan is available to all employees at the senior vice president level and above and is designed to allow executives to defer base salary and annual incentives until a future date. The interest rates at which these deferrals accrue are market-based and, in our view, conservative. Further detail on the interest rates we pay is provided in the Nonqualified Deferred

Compensation Table and accompanying discussion. In order to encourage executives to hold the shares they earn through the Performance Share Plan under the Management Stock Plan without selling some stock to pay taxes upon vesting, they will also be able to defer receipt of share units earned in the future under the terms of these plans, with dividend equivalents credited, until the stock is actually issued at the end of the deferral period.

Perquisites

        We provide a limited number of perquisites to some or all of our policy-making officers, including financial counseling, car allowances, club memberships and luncheon clubs, which are used for business purposes but may have some element of personal use as well. The Compensation Committee believes the type and value of these perquisites are generally conservative when compared to our peer group. Information regarding individual perquisites for the named executive officers is provided in the Summary Compensation Table and related footnotes.

Executive Stock Ownership Guidelines

        In 1999, to link the interests of policy-making officers directly to stockholder interests, we instituted stock ownership guidelines for our non-expatriate policy-making officers. We expect the guidelines to be met within five years of the date of election or appointment to a policy-making officer position. Within the five-year compliance period, each non-expatriate policy-making officer, except for our COO and CFO, is expected to own common stock with a market value of two times the officer's annual salary. The COO and CFO are expected to own common stock with a market value of four times annual salary. Stock ownership under these guidelines includes:

  •
  common stock owned personally or in trust for the benefit of these policy-making officers,

  •
  vested shares held in any benefit plan, including any individual retirement account,

  •
  unvested restricted stock,

  •
  50% of the embedded value of vested "in the money" stock options, and

  •
  deferred stock units.

        Each of the non-expatriate policy-making officers has met, or is on track to meet, the ownership guidelines.

Non-Employee Director Compensation

        In 2007, the Committee reviewed the competitiveness of its non-employee director compensation program, which has been unchanged since 2005. The Committee recommended to the Board no changes in retainers or meeting fees. However, the value of the annual equity grants was no longer competitive with median peer practices and as a result the total package was no longer competitive. The Committee recommended to the full Board, and the Board approved an increase in non-employee director stock awards as described on page 22. The Compensation Committee believes that UnionBanCal needs a competitive director compensation program to attract and retain high quality, experienced independent directors. The program is designed to provide compensation opportunity for non-employee directors that is around the median compared to the peer group for attending the same number of board and committee meetings. When UnionBanCal directors devote more time to their duties preparing for and attending more board and committee meetings than their peers, their actual pay may be higher than that of their peers who attend fewer meetings.

        Directors who serve as Committee Chairs have substantial extra responsibility and time commitments and are paid a supplementary retainer for this additional work, as is the Lead Director, whose extra responsibilities are significant.

        Further detail regarding director compensation is provided in the Director Compensation Table and accompanying discussion.

Tax Considerations

        Section 162(m) of the Internal Revenue Code disallows a tax deduction for compensation in excess of $1 million paid to our CEO and up to three additional executives not including the CFO whose total compensation is required to be reported in our proxy statement. However, performance-based compensation that satisfies the requirements of Section 162(m) is deductible.

        Stock options granted under the Year 2000 UnionBanCal Corporation Management Stock Plan are performance-based and deductible under the tax code. Awards under the 1997 UnionBanCal Corporation Performance Share Plan and under the Union Bank of California Senior Executive Bonus Plan also qualify as performance-based compensation and are deductible. To qualify as performance- based, both the Amended and Restated 1997 UnionBanCal Corporation Performance Share Plan and the Union Bank of California Senior Executive Bonus Plan must be approved by stockholders periodically. These plans were submitted to and approved by stockholders on April 26, 2006. Grants of restricted stock under the Year 2000 UnionBanCal Corporation Management Stock Plan are not considered performance-based and are therefore not deductible to the extent the $1 million annual limit is exceeded.

        We intend to establish and administer executive officer compensation programs that are deductible. However, we may award compensation from time to time that is not fully tax deductible if we determine that such awards are consistent with our philosophy and in the best interests of our stockholders.

        Section 409A of the Internal Revenue Code provides that amounts deferred under nonqualified deferred compensation plans are included in an employee's income unless specified requirements are met. If these requirements are not met, employees are also subject to an additional income tax and interest penalties. Our nonqualified deferred compensation plans are intended to meet these requirements, which became effective in 2005. Although not required to do so until 2008, we amended our plan documents to incorporate the Section 409A requirements during 2007. As a result, our employees should be subject to income tax when the deferred compensation is actually paid to them and we should be entitled to a tax deduction at that time.

        Section 280G of the Internal Revenue Code disallows a company's tax deduction for what are defined as "excess parachute payments" following a change of control, and Section 4999 imposes a 20% excise tax on any person who receives excess parachute payments. As discussed in the Other Potential Post-Employment Payments section of this proxy statement, the named executive officers are entitled to certain payments upon termination of their employment, including termination following a change of control of our company. Under the terms of the change of control agreements, the named executive officers (as described below in "Executive Compensation—Other Potential Post-Employment Payments") are entitled to tax gross-up payments for the excise tax in the event that the aggregate value of all covered payments exceeds the maximum amount which can be paid to the executive without the executive incurring an excise tax; however, the tax gross-up payment will not be made to the named executive officer unless the payments exceed 110% of the payments that could have been made to him or her without the imposition of an excise tax.

        Our stock awards accelerate in the event of a change of control and qualifying termination of employment. This acceleration could contribute to potential excess parachute payments.

Accounting Considerations

        Stock options, restricted stock, and performance shares are accounted for based on their grant date fair value, as determined under FAS 123R. We consider the accounting expense as well as the cash expense of all programs as part of our design and review criteria.

Policy on Expatriate Compensation

        Historically, our Chief Executive Officer, Chairman of the Board and some of our executive officers and directors have been recommended by The Bank of Tokyo-Mitsubishi UFJ, our majority stockholder. We refer to these executive officers and directors as expatriates because they serve or served previously as employees, executive officers and/or members of the board of directors of The Bank of Tokyo-Mitsubishi UFJ, their home country is Japan and, unless they have fully retired from The Bank of Tokyo-Mitsubishi UFJ, they are expected to return there after their service at UnionBanCal. All of our executive officers, including expatriates, are appointed by our Board of Directors, and all of our directors, including expatriates, are elected by our stockholders at our annual meetings, and in the case of a vacancy, may be initially elected by our Board of Directors.

        In 2007, the following expatriate policy-making executive officers were either current or retired executive officers of The Bank of Tokyo-Mitsubishi UFJ:

  •
  Mr. Tanaka, President and Chief Executive Officer and Director, since May 24, 2007,

  •
  Mr. Morimura, President and Chief Executive Officer and Director, until May 24, 2007,

  •
  Mr. Shimura, Chairman of the Board and Director, until February 2007, and

  •
  Mr. Oka, Vice Chairman of the Board and Director, until April 1, 2008.

        In February 2007, Mr. Kanari became Chairman of the Board. Mr. Kanari serves as a non-resident, non-executive officer of UnionBanCal.

        The compensation and other benefits paid to expatriate officers are determined in keeping with the policies and practices of The Bank of Tokyo-Mitsubishi UFJ and our service agreement with The Bank of Tokyo-Mitsubishi UFJ. Under the service agreement, we pay a portion of each expatriate officer's base salary directly to the officer and the remainder, which we reimburse, is paid by The Bank of Tokyo-Mitsubishi UFJ. As with all policy-making officers, our Compensation Committee approves the compensation and other benefits of expatriate officers.

        Expatriate officers are not eligible to receive bonus awards under our Senior Executive Bonus Plan or Senior Management Bonus Plan, grants of options or restricted stock under our Year 2000 UnionBanCal Corporation Management Stock Plan or grants of performance shares under our Performance Share Plan. In addition, expatriate officers are not eligible to participate in our retirement or supplemental retirement plans.

        Under the service agreement, we either provide directly to the expatriate officers, or reimburse The Bank of Tokyo-Mitsubishi UFJ for, the following benefits, if incurred, which expatriate officers are eligible to receive under The Bank of Tokyo-Mitsubishi UFJ programs:

  •
  housing allowance for overseas assignment, including, in some instances, leasing of company-owned residences at market rates,

  •
  U.S. state and federal taxes on compensation and benefits, including tax gross-up amounts because compensation for expatriates is made net of U.S. taxes,

  •
  medical insurance, expenses, leave and travel arrangements (including family),

  •
  family allowance for family members remaining in Japan,

  •
  educational allowance for family members in the U.S.,

  •
  family travel and relocation expenses,

  •
  relocation benefits, including travel and shipping arrangements,

  •
  home leave travel and related expenses,

  •
  maid, gardening and security services for their temporary U.S. residences,

  •
  company car,

  •
  club memberships, and

  •
  tax planning services.

        The Bank of Tokyo-Mitsubishi UFJ may provide to expatriate officers life insurance premiums, a portion of medical insurance premiums in Japan (including family) and storage space in Japan while they are serving at UnionBanCal. We do not reimburse for these amounts. In 2007, The Bank of Tokyo-Mitsubishi UFJ discontinued its retirement program under which its executive officers received discretionary benefits at retirement. Starting in July 2007, its executive officers serving in the U.S. receive instead an increase in monthly salary and an annual discretionary cash payment in the following July of each year. The President of The Bank of Tokyo-Mitsubishi UFJ retains full discretion as to the final amount paid, including whether to pay them at all. Under our service agreement with The Bank of Tokyo-Mitsubishi UFJ, we will reimburse The Bank of Tokyo-Mitsubishi UFJ for both the salary increase and the annual cash payment. In 2007, our only named executive officer eligible to receive this discretionary cash payment is Mr. Tanaka. The Compensation Committee reviewed and approved this new compensation arrangement. The Committee believed that this new arrangement was in keeping with the policies and practices of The Bank of Tokyo-Mitsubishi UFJ and our service agreement with The Bank of Tokyo-Mitsubishi UFJ.

        All reportable compensation provided to expatriate officers named in this proxy statement attributable to service to us, whether we or The Bank of Tokyo-Mitsubishi UFJ pay, and whether or not we reimburse for them, is reflected in the Summary Compensation Table or Director Compensation Table, as applicable. Generally, compensation received by expatriate officers directly from The Bank of Tokyo-Mitsubishi UFJ is denominated in Japanese Yen and, as a result, exchange rate fluctuations may yield differing dollar denominated compensation levels from year to year. In this proxy statement, all compensation has been reported in United States dollars. The compensation and benefits information with respect to expatriates reported below and in "Director Compensation" that is paid by The Bank of Tokyo-Mitsubishi UFJ is based on information provided to us by The Bank of Tokyo-Mitsubishi UFJ.

  Chief Executive Officer

        As discussed above, as an expatriate officer, the compensation and other benefits we paid to our current Chief Executive Officer, Mr. Tanaka, and our former Chief Executive Officer, Mr. Morimura, while approved by our Compensation Committee, were recommended by and in keeping with the policies and practices of The Bank of Tokyo-Mitsubishi UFJ. The Compensation Committee believes that the long-term relationships that The Bank of Tokyo-Mitsubishi UFJ has had with both Mr. Tanaka and Mr. Morimura demonstrated ample motivation and indirectly tied their respective compensation to the performance of UnionBanCal from year to year. The Compensation Committee also reviewed Mr. Tanaka's compensation in comparison with peer group chief executive officers. Mr. Tanaka's total compensation as an expatriate is significantly below the median of the U.S. peer group CEOs.

  Non-Employee Expatriate Directors

        Expatriate directors who are not officers of UnionBanCal, such as Messrs. Kanari, Miki and Omori, do not receive any retainers or meeting fees from us or The Bank of Tokyo-Mitsubishi UFJ for service on our Board or serving as Chairman of the Board. Business travel expenses to attend board meetings are paid or reimbursed by The Bank of Tokyo-Mitsubishi UFJ to non-employee expatriate directors and are not reimbursed by us.

Executive Compensation & Benefits Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with our management; and

        Based on such review and discussions the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our 2007 Annual Report on Form 10-K.

EXECUTIVE COMPENSATION & BENEFITS COMMITTEE
L. Dale Crandall, Chairman
Richard D. Farman
Michael J. Gillfillan
Mohan S. Gyani
J. Fernando Niebla
Barbara L. Rambo

        The following tables should be read in conjunction with the Compensation Discussion and Analysis and the narrative discussion that follows the Grants of Plan-Based Awards Table.

2007 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Person Value and Nonqualified Deferred Compensation Earnings(4) ($)		All Other Compensation(5) ($)	Total ($)
Masaaki Tanaka(6) President and Chief Executive Officer	2007	172,247	(7)	—	—	—	—	(8)	351,525	523,772
Takashi Morimura(6) Former President and Chief Executive Officer	2007 2006	101,978 233,373	— —	—	—	—	— —	(8) (8)	249,496 364,818	351,474 598,191
David I. Matson Vice Chairman and Chief Financial Officer	2007 2006	480,385 461,539	— —	918,621 459,967	516,264 400,980	240,000 210,000	124,000 292,000		46,934 48,223	2,326,204 1,872,709
Philip B. Flynn Vice Chairman of the Board and Chief Operating Officer	2007 2006	669,231 638,462	— —	1,597,244 773,853	841,355 695,907	500,000 340,000	614,000 588,000		65,219 60,115	4,287,049 3,096,337
JoAnn M. Bourne Senior Executive Vice President	2007 2006	347,692 334,231	— —	577,348 668,549	194,847 230,820	160,000 110,000	254,000 233,000		46,961 50,099	1,580,848 1,626,699
John C. Erickson(9) Vice Chairman and Chief Risk Officer	2007	361,154	—	398,156	128,117	230,000	178,000		29,104	1,324,531

(1)
Amounts shown in the Stock Awards column do not represent only awards made in 2007, nor do they represent only awards paid in 2007. Rather, they include the compensation cost accrual under FAS 123R during the 2007 fiscal year for all unvested outstanding stock grants, including from prior years. Primarily these consist of performance share grants made in 2005, 2006 and 2007. The value of each grant is based on performance over a three-year cycle, and costs are accrued over the three years. The applicable compensation expense for the grants of performance shares is calculated under FAS 123R based on the expected performance achievement, which determines the number of shares or their cash equivalent to be earned on each award, the stock price at the time of payout for 2005 awards and the stock price at grant for the 2006 and 2007 awards. The 2005 award was earned based on performance over 2005, 2006 and 2007 and paid in 2008, as reported in the Option Exercises and Stock Vested Table. In the case of 2006 and 2007 performance share awards, the payout will not be earned for the 2008 and 2009 earning cycles unless UnionBanCal's average return on equity for each of the years of the plan are at or above the 25th percentile of its established peer group.

  In addition, amounts shown in the Stock Awards column represent the following compensation costs under FAS 123R during the 2007 fiscal year for the unvested portion of previously granted outstanding restricted stock awards to three named executives: Mr. Flynn, $11,754; Ms. Bourne, $253,554; and Mr. Erickson, $170,017. Compensation costs for restricted stock are based on the grant date fair value of the restricted stock awards under FAS 123R, amortized over the applicable service requirement. For restricted stock awards, the service requirement is generally the earlier of either four years from the date of grant or reaching retirement eligibility determined as the earlier of age 60 with 10 years of service or age 62 with five years of service. Holders of restricted stock awards receive dividends on the subject shares at the same rate as those paid on UnionBanCal common stock. Our FAS 123R calculation assumes that the market price reflects expected future dividend streams on our common stock.

  The increases in the stock award values shown in the Summary Compensation Table above for Messrs. Matson and Flynn are primarily driven by the FAS 123R accrual methodology (which includes regular estimates of expected performance multiples and truing up of prior accruals against current expectations and year-end results). The secondary driver of the increase is a result of the increase in the grant amounts themselves.

(2)
Amounts shown in the Option Awards column represent the compensation cost of outstanding stock option awards under FAS 123R for the 2007 fiscal year, including prior unvested grants. These amounts reflect stock option awards from 2005, 2006 and 2007. Please refer to Note 16 to our consolidated financial statements in our 2007 Annual Report on Form 10-K for the underlying assumptions for this expense. In 2007, Mr. Matson was retirement eligible under the terms of his option grants. As a result, pursuant to FAS 123R, the compensation cost of his outstanding stock options was accelerated and fully recognized in 2007.

(3)
Amounts listed in this column represent bonuses tied to our corporate financial performance and paid under the Union Bank of California, N.A. Senior Executive Bonus Plan for 2007.

(4)
The amounts set forth in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column reflect the aggregate change in the actuarial present value of each named executive officer's accumulated benefit under all defined benefit pension plans (including supplemental plans). Additional detail regarding the pension benefits for each named executive officer is set forth below in the Pension Benefits Table and accompanying narrative. No amounts reflected in this column are attributable to above-market or preferential earnings on compensation that is deferred on a basis that is not tax qualified, including such earnings on nonqualified defined contribution plans. Detail regarding deferred compensation is set forth below in the Nonqualified Deferred Compensation Table.

(5)
The following table provides additional detail regarding the compensation disclosed in the All Other Compensation column. This information includes identification of each perquisite and personal benefit received by each named executive officer and quantification of each perquisite or personal benefit with a value exceeding $25,000. In addition, any item in the table below that is not a perquisite or personal benefit is identified and quantified if its value exceeds $10,000.

Name	Perquisites and Other Personal Benefits ($)		Tax Reimbursements(A)($)	Company Contributions to Defined Contribution Plans ($)	Total All Other Compensation ($)
Masaaki Tanaka	175,813	(B)	175,712	—	351,525
Takashi Morimura	124,763	(C)	124,733	—	249,496
David I. Matson	29,212	(D)	9,397	8,325	46,934
Philip B. Flynn	46,212	(E)	10,682	8,325	65,219
JoAnn M. Bourne	30,334	(F)	8,302	8,325	46,961
John C. Erickson	18,180	(G)	2,599	8,325	29,104

  (A)
  Includes tax gross-up and reimbursement amounts. For Messrs. Tanaka and Morimura, tax reimbursements are reported on an aggregate basis net of all adjustments and tax refunds or liability in 2007 relating to compensation for prior years.

  (B)
  Mr. Tanaka leased a residential property owned by UnionBanCal and made available to him at market rate. The amount shown in the table includes a housing allowance of $72,407 as a part of The Bank of Tokyo-Mitsubishi UFJ's overseas expatriate benefit program, but does not include the additional $1,760 that Mr. Tanaka paid out of pocket under the market rate lease. Other perquisites Mr. Tanaka received include: provision of a company car for personal purposes, and maintenance and insurance for this car; limousine service for commuting purposes; an aggregate $38,978 relating to club fees, initiation fees and assessments; relocation allowance; family home leave; medical benefits; renter's insurance; events tickets; and a portion of the cost of utility and maid service. Some of Mr. Tanaka's perquisites and other personal benefits were paid or reimbursed to him directly by The Bank of Tokyo-Mitsubishi UFJ, which we then reimbursed pursuant to the service agreement. In addition, perquisites and other personal benefits for Mr. Tanaka reflect the aggregate incremental cost of insurance premiums and public pension premiums provided by The Bank of Tokyo-Mitsubishi UFJ, which we did not reimburse. Perquisites have all been converted to U.S. dollar amounts based on The Bank of Tokyo-Mitsubishi UFJ's Telegraphic Transfer Buying Rate at the time of the payment or reimbursement.

  (C)
  Mr. Morimura leased a residential property owned by UnionBanCal and made available to him at market rate. The amount shown in the table includes a housing allowance of $46,270 as a part of The Bank of Tokyo-Mitsubishi UFJ's overseas expatriate benefit program, which does not include the additional $8,497 that Mr. Morimura paid out of pocket under the market rate lease. Other perquisites Mr. Morimura received include: provision of a company car and driver for commuting purposes; a personal car (in addition to the car and driver), and maintenance and insurance for this car; limousine service; club fees; relocation allowance; medical benefits; tax preparation services; renter's insurance; and a portion of the cost of utility and maid service. Some of Mr. Morimura's perquisites and other personal benefits were paid or reimbursed to him directly by The Bank of Tokyo-Mitsubishi UFJ, which we then reimbursed pursuant to the service agreement. In addition, perquisites and other personal benefits for Mr. Morimura reflect the aggregate incremental cost of insurance premiums, public pension premiums and storage services provided by The Bank of Tokyo-Mitsubishi UFJ, which we did not reimburse. Perquisites have all been converted to U.S. dollar amounts based on The Bank of Tokyo-Mitsubishi UFJ's Telegraphic Transfer Buying Rate at the time of the payment or reimbursement.

  (D)
  Perquisites include club fees, financial planning services and a car allowance.

  (E)
  Perquisites include club fees, parking stipend, financial planning services and a car allowance.

  (F)
  Perquisites include club fees, parking stipend, financial planning services, a car allowance, event tickets and spouse travel.

  (G)
  Perquisites include club fees, parking stipend and a car allowance.

(6)
On May 24, 2007, Mr. Morimura resigned as President and Chief Executive Officer of UnionBanCal and Mr. Tanaka was appointed by the Board of Directors as President and Chief Executive Officer of UnionBanCal. As expatriate officers, Messrs. Tanaka and Morimura are not eligible to receive bonus awards under the Senior Executive Bonus Plan, grants of options or restricted stock under the Year 2000 UnionBanCal Corporation Management Stock Plan or grants of performance shares under the 1997 UnionBanCal Corporation Performance Share Plan. A portion of their salary is paid to them by The Bank of Tokyo-Mitsubishi UFJ, which we reimbursed under a service agreement. This service agreement is partly a Japanese Yen-based system and, as a result, exchange rate fluctuations may yield differing dollar-denominated compensation levels from year to year. In 2007, the exchange rate was based on The Bank of Tokyo-Mitsubishi UFJ's Telegraphic Transfer Buying Rate.

(7)
In July 2008, Mr. Tanaka may receive a discretionary annual cash payment which is paid by The Bank of Tokyo-Mitsubishi UFJ and reimbursed by us under our service agreement. This cash payment would be for the service period from July 1, 2007 to June 30, 2008. Prior to July 2008, the actual amount of this cash payment will not be calculable. We plan to file a Current Report on Form 8-K to provide final compensation information for Mr. Tanaka when this cash payment is made.

(8)
Messrs. Tanaka and Morimura are not eligible to participate in our retirement or supplemental retirement plans. See "Compensation Discussion and Analysis—Policy on Expatriate Compensation."

(9)
Effective April 2008, Mr. Erickson was promoted from Senior Executive Vice President and Deputy Chief Risk Officer to Vice Chairman and Chief Risk Officer.

2007 Grants of Plan-Based Awards Table

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Option Awards: Number of Securities Underlying Options (#)
										Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date	Approval Date(4)	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Masaaki Tanaka(5)	—	—	—	—	—	—	—	—	—	—	—
Takashi Morimura(5)	—	—	—	—	—	—	—	—	—	—	—
David I. Matson	04/01/07	02/27/07	135,800	388,000	776,000	2,025	8,100	16,200	58,800	63.42	513,702 516,264
Philip B. Flynn	04/01/07	02/27/07	236,250	675,000	1,350,000	4,050	16,200	32,400	117,600	63.42	1,027,404 1,032,528
JoAnn M. Bourne	04/01/07	02/27/07	85,750	245,000	490,000	700	2,800	5,600	20,300	63.42	177,576 178,234
John C. Erickson	04/01/07	02/27/07	98,000	280,000	560,000	700	2,800	5,600	20,300	63.42	177,576 178,234

(1)
The target incentive amounts shown in the Non-Equity Incentive Plan Awards column reflect potential payouts established at the beginning of 2007 under our annual incentive plan. This is the amount that the Compensation Committee uses as its reference point for determining the Senior Executive Bonus Plan payouts of the named executive officers. For additional information, please refer to "Compensation Discussion and Analysis—Annual Incentives." Actual 2007 Senior Executive Bonus Plan payouts are reflected in the Non-Equity Incentive Plan Compensation column to the Summary Compensation Table and are described in greater detail in the narrative following this table.

(2)
The threshold is the smallest actual payout which can be made for achieving the minimum performance level. The target is the payout made if the pre-established goals have been exactly achieved. The maximum is the greatest payout which can be made if the pre-established maximum performance level is met or exceeded.

(3)
Estimated future payouts under equity incentive plan awards represent performance share grants made in 2007 with the number of shares earned dependent on performance in 2007, 2008 and 2009. Further detail regarding performance shares is provided in the Compensation Discussion and Analysis.

(4)
The Compensation Committee approves stock option awards for all policy-making officers in advance. The awards are granted on a future date pre-selected by the Committee.

(5)
As expatriate officers, Messrs. Tanaka and Morimura do not receive bonus awards under the Senior Executive Bonus Plan, grants of options or restricted stock under the Year 2000 UnionBanCal Corporation Management Stock Plan or grants of performance shares under the 1997 UnionBanCal Corporation Performance Share Plan.

(6)
Stock awards and option awards are shown at their grant date fair value under FAS 123R. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes option pricing model with the following weighted-average assumptions: risk-free interest rate of 4.51%; expected volatility of 17.4%; expected term of 4.2 years; and expected dividend yields of 3.48%. The fair value of the 2007 grants was $8.78. The grant date fair value of each performance share grant is measured based on the market price of our common stock at the grant date, and for 2007 was based on the target number of shares. Our fair value calculation assumes that the market price reflects expected future dividend streams on our common stock.

        The following narrative discussion should be read in conjunction with the Compensation Discussion and Analysis, Summary Compensation Table and Grants of Plan-Based Awards Table above.

Named Executive Officers

        The Summary Compensation Table, Grants of Plan-Based Awards Table and the tables that follow provide compensation information for Mr. Tanaka as President and Chief Executive Officer, Mr. Morimura as former President and Chief Executive Officer, Mr. Matson as Vice Chairman and Chief Financial Officer, and the three most highly compensated executive officers of UnionBanCal who were serving as executive officers at the end of 2007, who were Mr. Flynn, Ms. Bourne and Mr. Erickson.

        Compensation for purposes of determining the most highly compensated officers is determined with reference to all compensation disclosed in the Summary Compensation Table excluding amounts under the Change in Pension Value and Nonqualified Deferred Compensation Earnings column.

Salary

        The annual salaries of the named executive officers are reflected under the Salary column of the Summary Compensation Table. Salaries are paid in cash to our executives on a bi-weekly basis. Mr. Tanaka's compensation is discussed in greater detail above in Compensation Discussion and Analysis under the caption "Policy on Expatriate Compensation—Chief Executive Officer."

Senior Executive Bonus Plan Awards

        All named executive officers except Messrs. Tanaka and Morimura received a bonus for the 2007 fiscal year under the Senior Executive Bonus Plan. This bonus is reflected under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table because the bonus is tied to the financial performance of UnionBanCal.

        The Senior Executive Bonus Plan was approved by the Compensation Committee and UnionBanCal stockholders in 2006 to replace the Senior Management Bonus Plan for executives who may be subject to Section 162(m) of the tax code. The Committee has also adopted a policy that executives who may be subject to Section 162(m) will no longer be eligible for awards under the Senior Management Bonus Plan.

        The 2007 awards under the Senior Executive Bonus Plan were based on pre-established target awards based on a percentage of each named executive officer's salary. The targets were as follows: Mr. Flynn, 100% of salary; Mr. Matson, 80% of salary; and 70% of salary for the remaining non-expatriate named executive officers. The Compensation Committee used these targets as a reference point for determining the annual incentive payouts of these awards. These awards were made under a stockholder-approved formula under which the individual's annual incentive is set at a maximum of 0.3% of UnionBanCal's income before tax, excluding discontinued operations and extraordinary items for that year (but not to exceed $5 million). This 0.3% of earnings serves as the maximum award, with the Compensation Committee using its allowed downward discretion under the plan to determine the final award amount.

        Generally, eligible participants must be employed by Union Bank of California or its subsidiaries through the end of a performance year in order to receive a bonus award payment. In the case of retirement, death, permanent disability or exceptional circumstances, the participant may be entitled to a pro rata portion of the earned award at the sole discretion of the Compensation Committee. Individual awards earned under the plan are made in cash. Award payments are made within two and one-half months after the end of the applicable fiscal year. The Board may at any time amend, suspend or terminate the Plan, subject to stockholder approval to the extent required under Section 162(m).

Stock Option Awards

        In 2007, all named executive officers except for Messrs. Tanaka and Morimura received grants of options under the Year 2000 UnionBanCal Corporation Management Stock Plan. The numbers and grant date fair values of these awards under FAS 123R are set forth in the Grants of Plan-Based Awards Table.

        The amounts, if any, actually realized by the named executive officers for the 2007 awards will vary depending on the vesting of the award and the price of UnionBanCal's common stock in relation to the exercise price at the time of exercise. Detail regarding the number of exercisable and unexercisable options held by each named executive officer at year-end is set forth in the Outstanding Equity Awards at Fiscal Year-End Table below. Detail regarding option exercises for each named executive officer during 2007 is set forth in the Option Exercises and Stock Vested Table below.

        In 2007, the Compensation Committee determined the term of each stock option grant would be seven years from the date of grant. The exercise price was the fair market value of UnionBanCal's common stock on the grant date. In general, the options vest or become exercisable over three years, provided that the named executive officer has completed the specified continuous service requirement, or earlier if the employee dies or is permanently and totally disabled or retires or has their employment terminated under certain conditions.

Performance Share Awards

        In 2007, all named executive officers except Messrs. Tanaka and Morimura received grants of performance shares under the Amended and Restated 1997 UnionBanCal Corporation Performance Share Plan.

        The 2007 awards will be valued and paid only after the performance cycle ending December 31, 2009. The amounts, if any, actually realized by the named executive officers will vary depending on the named executive officer remaining an employee through the end of the performance cycle (except in the case of qualified retirement or other special termination circumstances described under "Other Potential Post-Employment Payments") and on two performance factors: (1) the market price of UnionBanCal's common stock; and (2) financial performance as measured for 2007 grants by average return on equity ranking relative to our peer group. In addition, the Compensation Committee retains the discretion to decrease, but not to increase, the number of performance shares actually earned by the named executive officers pursuant to the plan's formula.

        The threshold, target and maximum numbers of performance shares which may ultimately be earned under these performance share awards are set forth in the Grants of Plan-Based Awards Table under the Estimated Future Payouts under Equity Incentive Plan Awards columns. The grant date fair value under FAS 123R of these awards is shown based on earning a target number of shares for the 2007 grant in this Table.

        Detail regarding the number of performance shares held by each named executive officer at year-end is set forth in the Outstanding Equity Awards at Fiscal Year-End Table following this narrative. In this case, the number and dollar value of all outstanding performance shares is shown as if each outstanding grant earned the maximum possible number of shares, which was required to be assumed because our performance last year would have resulted in a target or better payout. Actual payouts may be less than this amount based on the factors described in this section. Detail regarding performance share payouts for each named executive officer during 2007 is set forth in the Option Exercises and Stock Vested Table following this narrative.

        The Performance Share Plan permits the Compensation Committee, in its discretion, to provide for the payment of earned awards in cash and/or shares of UnionBanCal common stock issued under the Year 2000 UnionBanCal Corporation Management Stock Plan. Under the terms of the 2007 performance share awards, the performance shares will be paid in shares of UnionBanCal common stock after the end of the performance cycle. Pursuant to the Performance Share Plan, the Committee sets performance goals and participants will only earn and be paid for performance shares upon the attainment of such performance goals. In addition, to receive payment the participant must have been an employee in good standing throughout the performance period, although payment for performance shares may be made in the case of death, permanent disability, or retirement or involuntary termination under certain conditions.

Restricted Stock Awards

        During 2007, Mr. Flynn, Ms. Bourne and Mr. Erickson held unvested shares of restricted stock from grants in prior years. The number of shares of restricted stock vested for each named executive officer and the value realized on vesting is set forth in the Option Exercises and Stock Vested Table below.

Employment Agreements

        Union Bank of California entered into an employment agreement with Mr. Matson, effective as of January 1, 1998, in connection with his appointment as Executive Vice President and Chief Financial Officer, and an amendment to the employment agreement effective as of May 1, 2005, in connection with his appointment as Vice Chairman and Chief Financial Officer. This employment agreement, as amended, provided for an initial annual base salary of $450,000 retroactive to March 15, 2005, and entitled Mr. Matson to participate in Union Bank of California's Senior Management Bonus Plan (succeeded in 2006 by the Senior Executive Bonus Plan for named executive officers) with a target bonus for 2005 of 80% of base salary. In addition, this employment agreement, as amended, made Mr. Matson eligible for long-term incentive awards available to policy-making officers, including grants of stock options and restricted stock and the award of performance shares, with a target long-term incentive award of 200% of annual salary. Mr. Matson's compensation is subject to annual review and increases as determined by the Executive Compensation & Benefits Committee of the Board of Directors. This employment agreement also provided for eligibility of Mr. Matson to participate in our supplemental retirement plan and the Union Bank Executive Supplemental Benefit Plan, a frozen grandfathered plan from a previous acquisition. In addition, this agreement provided for relocation expenses commencing upon Mr. Matson's relocation to the San Francisco area.

        Mr. Matson is entitled to severance benefits under specified circumstances, including termination by Union Bank of California without cause. These severance benefits are described in "Other Potential Post-Employment Payments."

        In February 2004, Union Bank of California entered into an employment agreement with Mr. Flynn, effective as of his appointment as Vice Chairman and head of the Commercial Financial Services Group of Union Bank of California and UnionBanCal on April 1, 2004, and an amendment to the employment agreement, effective as of May 1, 2005, in connection with his appointment as Vice Chairman and Chief Operating Officer. The agreement is for an initial three-year period, and is extended automatically at the end of each year for an additional one year unless UnionBanCal delivers written notice to Mr. Flynn, at least 60 days prior to the anniversary of the effective date of the agreement, that the agreement will not be extended. This employment agreement, as amended, provided for an initial annual base salary of $600,000 retroactive to March 15, 2005, entitled Mr. Flynn to continue to participate in Union Bank of California's Senior Management Bonus Plan (succeeded in 2006 by the Senior Executive Bonus Plan for named executive officers) with a target bonus for 2005 of 100% of base salary and provided Mr. Flynn continued eligibility for long-term incentive awards, including grants of stock options and restricted stock and the award of performance shares, with a target long-term incentive award of 250% of base salary. Mr. Flynn is also entitled to continue to participate in our supplemental retirement plan and the Union Bank Executive Supplemental Benefit Plan, a frozen grandfathered plan from a previous acquisition. Mr. Flynn's compensation is subject to annual review and adjustment, based on (1) competitive market analysis, (2) the recommendation of the Chief Executive Officer, and (3) approval by the Executive Compensation & Benefits Committee.

        Mr. Flynn is entitled to severance benefits under specified circumstances, including termination without cause. These severance benefits are described in "Other Potential Post-Employment Payments."

        We have entered into change of control agreements with our non-expatriate policy-making officers, including each of our named executive officers except Messrs. Tanaka and Morimura. These agreements are described in "Other Potential Post-Employment Payments—Change of Control Agreements."

2007 Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)(2)
Masaaki Tanaka(3)	—	—		—	—	—		—	—		—
Takashi Morimura(3)	—	—		—	—	—		—	—		—
David I. Matson	25,000 7,334 20,000 12,000 9,133 10,866 0	0 0 0 6,000 4,567 21,734 58,800	(4) (4) (5) (6)	43.39 39.80 52.66 60.65 62.42 70.16 63.42	04/01/12 04/01/13 04/01/14 04/01/12 06/01/12 04/01/13 04/01/14	—		—	29,200	(9)	1,428,172
Philip B. Flynn	30,000 35,000 30,000 36,000 20,000 15,400 24,166 0	0 0 0 0 10,000 7,700 48,334 117,600	(4) (4) (5) (6)	29.73 43.39 39.80 52.66 60.65 62.42 70.16 63.42	02/01/11 04/01/12 04/01/13 04/01/14 04/01/12 06/01/12 04/01/13 04/01/14	—		—	61,400	(10)	3,003,074
JoAnn M. Bourne	2,500 4,090 20,000 15,000 19,000 10,000 4,666 0	0 0 0 0 0 5,000 9,334 20,300	(4) (5) (6)	44.56 29.73 43.39 39.80 52.66 60.65 70.16 63.42	12/01/09 02/01/11 04/01/12 04/01/13 04/01/14 04/01/12 04/01/13 04/01/14	7,500	(7)	366,825	11,100	(11)	542,901
John C. Erickson	5,000 7,500 8,000 5,333 3,000 0	0 0 0 2,667 6,000 20,300	(4) (5) (6)	43.39 39.80 52.66 60.65 70.16 63.42	04/01/12 04/01/13 04/01/14 04/01/12 04/01/13 04/01/14	7,500	(8)	366,825	9,100	(12)	445,081

(1)
Dollar value is calculated based on the number of unvested awards multiplied by our closing stock price of $48.91 on December 31, 2007.

(2)
The number of total unearned shares and fiscal year end 2007 dollar values shown for our performance shares reflect two outstanding awards with three-year performance cycles ending in 2008 and 2009 and an assumption that for each award, the maximum number of shares would be earned—which represents twice the target number of shares with respect to each award. Actual payouts may be less than this amount or zero based on the factors described above in the Compensation Discussion and Analysis. To earn the maximum for either three-year cycle requires that our return on equity exceed the 75th percentile of our peer group on average for each of the three years of each cycle. The number of shares earned and the values which would be reflected in the table above at target would be 1/2 those shown above—and earning that target value would still require our ROE to equal the median of the peer group on average for each of the three years of each cycle.

(3)
As expatriate officers, Messrs. Tanaka and Morimura do not receive bonus awards under the Senior Executive Bonus Plan, grants of options or restricted stock under the Year 2000 UnionBanCal Corporation Management Stock Plan or grants of performance shares under the 1997 UnionBanCal Corporation Performance Share Plan.

(4)
All remaining unexercisable options will vest and become exercisable on April 1, 2008.

(5)
Remaining unexercisable options will vest and become exercisable in two equal installments on April 1, 2008 and April 1, 2009.

(6)
These options will vest and become exercisable in three equal installments on April 1, 2008, 2009 and 2010.

(7)
This award vests in two equal installments on November 1, 2008 and 2009.

(8)
This award vests in three equal installments on May 1, 2008, 2009 and 2010.

(9)
Includes an award of 6,500 performance shares granted in 2006 and an award of 8,100 performance shares granted in 2007, which, if earned, will be paid in shares of common stock after the performance cycle ending December 31, 2008 and 2009, respectively.

(10)
Includes an award of 14,500 performance shares granted in 2006 and an award of 16,200 performance shares granted in 2007, which, if earned, will be paid in shares of common stock after the performance cycle ending December 31, 2008 and 2009, respectively.

(11)
Includes an award of 2,750 performance shares granted in 2006 and an award of 2,800 performance shares granted in 2007, which, if earned, will be paid in shares of common stock after the performance cycle ending December 31, 2008 and 2009, respectively.

(12)
Includes an award of 1,750 performance shares granted in 2006 and an award of 2,800 performance shares granted in 2007, which, if earned, will be paid in shares of common stock after the performance cycle ending December 31, 2008 and 2009, respectively.

2007 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Masaaki Tanaka(1)	—	—	—		—
Takashi Morimura(1)	—	—	—		—
David I. Matson	—	—	15,600	(2)	856,284
Philip B. Flynn	—	—	1,500 25,800	(3) (2)	88,170 1,416,162
JoAnn M. Bourne	—	—	3,750 6,400	(4) (2)	193,575 351,296
John C. Erickson	5,000	121,044	2,500 4,000	(5) (2)	153,800 219,560

(1)
As expatriate officers, Messrs. Tanaka and Morimura do not receive grants of options or restricted stock under the Year 2000 UnionBanCal Corporation Management Stock Plan or grants of performance shares under the 1997 UnionBanCal Corporation Performance Share Plan.

(2)
Reflects payouts of performance shares for 2005 awards under the 1997 UnionBanCal Corporation Performance Share Plan. These awards reflect UnionBanCal's performance over 2005, 2006 and 2007 as measured by ROE in relation to our peer group. The 2005 awards paid at maximum because our ROE was above the peer group 75th percentile on average over the three-year performance cycle. These awards were paid in cash; however, these awards are reported as the number of shares represented by this cash payout because the cash payout was tied to the value of our common stock. Therefore, these numbers do not reflect actual shares of UnionBanCal common stock, but performance shares that were paid in cash.

(3)
Reflects 1,500 shares of restricted stock which vested in 2007.

(4)
Reflects 3,750 shares of restricted stock which vested in 2007.

(5)
Reflects 2,500 shares of restricted stock which vested in 2007.

2007 Pension Benefits

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit($)
Masaaki Tanaka(1)	—	—	—
Takashi Morimura(1)	—	—	—
David I. Matson	Union Bank of California Retirement Plan Union Bank of California, N.A. Supplemental Executive Retirement Plan for Policy Making Officers Union Bank Executive Supplemental Benefit Plan	30 30 —	1,307,000 3,277,000 167,000
Philip B. Flynn	Union Bank of California Retirement Plan Union Bank of California, N.A. Supplemental Executive Retirement Plan for Policy Making Officers Union Bank Executive Supplemental Benefit Plan	28 28 —	698,000 2,867,000 79,000
JoAnn M. Bourne	Union Bank of California Retirement Plan Union Bank of California, N.A. Supplemental Executive Retirement Plan for Policy Making Officers	27 27	836,000 1,357,000
John C. Erickson	Union Bank of California Retirement Plan Union Bank of California, N.A. Supplemental Executive Retirement Plan for Policy Making Officers	24 24	480,000 810,000

(1)
As expatriate officers, Messrs. Tanaka and Morimura are not eligible to participate in our retirement or supplemental retirement plans. See "Compensation Discussion and Analysis—Policy on Expatriate Compensation."

        Union Bank of California offers all full-time and certain other employees a qualified defined benefit plan that targets benefits of 50% to 60% of final average base pay plus bonus (subject to federal limits) for a 30-year employee. We believe that this type and level of benefit is relatively typical in our industry. In addition, senior executives receive benefits from a nonqualified supplemental plan that extends this target benefit beyond federal restrictions on the company-wide plan. We believe that this supplemental plan is also typical in our industry. Finally, a few executives receive small benefits under a grandfathered plan dating from a previous acquisition. These plans are described immediately below:

Union Bank of California Retirement Plan

        This plan, which we refer to as our "retirement plan," provides annual pension benefits (paid monthly) equal to 2% times 5-year final average earnings times years of service up to 30, reduced by a small factor reflecting Social Security coverage. Earnings reflect base compensation plus bonuses, subject to federal limits. Benefits are payable in full at age 62 with five years of service, or age 60 with 20 years of service. Benefits payable before this age and after age 55 are reduced 3% per year for early commencement. A range of annuity options with beneficiary protection is available to retiring executives, but lump sum payments are not available. This plan covers all full-time and certain other employees who complete one year of service, and is subject to IRS limitations on maximum includible compensation ($225,000 in 2007) and benefits payable (in 2007, $180,000 per year commencing at age 62).

Union Bank of California, N.A. Supplemental Executive Retirement Plan for Policy Making Officers

        This plan, which we refer to as our "supplemental retirement plan," provides annual pension benefits (paid monthly) under a formula that mirrors the retirement plan described above, but includes compensation and benefits without federal limitations. In 2007, this plan covered compensation (base plus bonus) in excess of $225,000, and annual benefits in excess of $180,000 commencing on or after age 62. Payments under this plan will be deferred as necessary to comply with Section 409A of the Internal Revenue Code. The purpose of the plan is to keep executives whole for benefits that would be payable to all employees were it not for federal limits. This plan is only available to policy-making officers. We have occasionally enhanced benefits under this plan through individual executive contracts; however, none of the named executive officers has such enhancements.

Union Bank Executive Supplemental Benefit Plan

        This plan applied only to executives of a bank acquired in 1988 and all benefit accruals were frozen at December 31, 1989. It provides 10 annual payments equal to 20% of the covered executive's 1989 compensation. Annual payments under this plan are typically around $20,000 per executive. Payments commence at the later of age 55 or termination of employment and are made on a monthly basis. Payments under this plan will be deferred as necessary to comply with Section 409A of the Internal Revenue Code. Messrs. Flynn and Matson are covered under this plan.

2007 Nonqualified Deferred Compensation

Name	Executive Contributions In 2007($)	Registrant Contributions in 2007($)	Aggregate Earnings in 2007($)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at December 31, 2007($)
Masaaki Tanaka	—	—	—	—	—
Takashi Morimura	—	—	—	—	—
David I. Matson	—	—	9,279	—	206,037
Philip B. Flynn	—	—	—	—	—
JoAnn M. Bourne	—	—	19,794	—	439,494
John C. Erickson	—	—	—	—	—

        Senior Vice Presidents and above are eligible to defer base salary and incentives for payment at a future date designated by the executive officers under the Union Bank of California Deferred Compensation Plan. Funds deferred under this plan accrue interest based on the average U.S. Treasury Constant Maturities Rate, calculated quarterly based on a rolling average for the previous 12 months. For deferrals of less than 36 months, accounts are credited with the rolling one year U.S. Treasury rate. Deferrals greater than 36 months are credited with the rolling five year U.S. Treasury rate. Distribution dates and forms of payment are elected at the time of deferral. Elections are irrevocable. Payments may be taken as a lump sum or annual installments over a period of either four or 10 years.

Other Potential Post-Employment Payments

        As discussed above in "Executive Compensation—Compensation Discussion and Analysis," we have entered into various arrangements with our named executive officers which provide for certain benefits in the event of their termination under a variety of circumstances. For the purpose of this discussion, we describe benefits under the following types of termination: voluntary termination, retirement, involuntary separation, change of control, death and disability. Where applicable we discuss the specific arrangements we have with our named executive officers, including under our Senior Executive Bonus Plan, Deferred Compensation Plan, Separation Pay Plan, retirement plan, supplemental retirement plan, provisions in employment agreements, change of control, stock option agreements, restricted stock agreements, and performance share agreements. Forms of each of these agreements except for the retirement plan have been filed as exhibits to our SEC reports and the following summary discussion is qualified by reference to these exhibits. For presentation purposes, all of the benefits outlined in the Potential Post-Employment Payment Tables assume that the event of termination occurred on the last business day of the fiscal year, December 31, 2007. Further details regarding other potential post-employment benefits are set forth above in the Pension Benefits Table and Nonqualified Deferred Compensation Table.

Voluntary Termination

        Even in a voluntary termination, an employee may be entitled to receive benefits, primarily those that have vested or otherwise been earned. Payments to which our named executive officers are entitled if termination occurred on December 31, 2007, consist of, to the extent applicable:

  •
  Their vested pension benefits. Further detail regarding pension benefits is provided in the Pension Benefits Table.

  •
  Balances in their deferred compensation accounts (which represent amounts previously earned and deferred by the executive, which have been credited with a standard rate of interest because we had use of those funds). Further detail regarding treatment of deferred compensation accounts upon termination is provided below in this section.

  •
  In certain cases of termination, our named executive officers may also receive the bonus earned for the year (or part of the year) they worked before termination. Further detail regarding bonuses is provided below in this section.

  •
  The value of performance shares earned upon the completion of the three-year performance cycle ended December 31, 2007 (2005 to 2007 performance period). Further detail regarding the treatment of equity upon termination is provided below in this section.

        Mr. Matson was of qualified retirement age as of December 31, 2007, and therefore any voluntary termination would be considered a qualified retirement. Potential post-employment payments under voluntary termination for Mr. Flynn, Ms. Bourne and Mr. Erickson are shown in the tables below.

  Union Bank of California Deferred Compensation Plan

        Named executive officers are entitled to their deferred compensation accounts in all types of termination. No increased benefits are triggered by an executive's termination under our Deferred Compensation Plan. However, an executive's termination can trigger early payment of the deferred amounts prior to the time originally specified by the executive in the executive's election form.

        If the participant is not eligible for early retirement, all amounts credited in the deferral account will be paid as soon as practicable (and within the requirements of Internal Revenue Code Section 409A) after termination and any accounts being paid in installments will be accelerated with the remaining installments paid in a lump sum. If the participant is eligible for early retirement, then we will follow the participant's election. In the case of death, the balance of an executive's account will be paid in a single lump sum payment. Payments will be made prior to the payment date specified in the executive's election form in cases of disability and financial hardship.

  Union Bank of California Senior Executive Bonus Plan

        Our Senior Executive Bonus Plan generally provides that participants must be employed for the entire fiscal year to receive an award under this plan. The Compensation Committee has discretion to make limited exceptions to these provisions. There are exceptions to this forfeiture clause if the termination is due to death, retirement, permanent disability or in exceptional circumstances. Under these circumstances, the executive (or the executive's estate in the event of death) may be eligible to receive a pro-rata award.

Retirement

        Our named executive officers receive certain benefits upon qualified retirement. In the case of normal retirement (age 62 with five years of service or age 60 with 20 years of service), our named executive officers become eligible to receive the following benefits:

  •
  the pro-rated portion of their salary and bonus for the year in which they retire,

  •
  deferred compensation account balance,

  •
  full retirement benefits under our retirement plan and supplemental retirement plan,

  •
  retiree medical benefits (but in this case normal retirement is at age 55 with 10 continuous years of service),

  •
  continued financial counseling for two years following retirement, and

  •
  vesting of certain unvested equity awards (but in this case normal retirement is at age 60 with 10 years of service or at age 62 with five years of service). Further detail regarding equity acceleration is provided below under "Treatment of Equity Upon Termination."

        Our named executive officers become eligible for early retirement after the age of 55. If they retire early, their pension benefits are reduced 3% for each year of early commencement.

        Three of our named executive officers, Mr. Flynn, Ms. Bourne and Mr. Erickson, were not of retirement age (including early retirement) as of December 31, 2007 and therefore would not have been entitled to any retirement benefits. Potential post-employment payments under retirement for Mr. Matson, who is currently eligible for retirement, are shown in the tables below.

Involuntary Separation

        Our named executive officers may receive termination benefits for involuntary separation either under the Separation Pay Plan (which applies to our named executive officers and employees generally) or in accordance with an employment agreement (which applies only to Mr. Flynn and Mr. Matson). Further detail is provided below under the captions "Separation Pay Plan," which provides for termination benefits upon job elimination or other special circumstances, and "Employment Agreements," which, in addition to the provisions described under "Separation Pay Plan," provide benefits if the named executive officers leave for "good reason" (referred to in the agreements as "termination by the executive for cause").

        If the officer becomes entitled to receive severance benefits under the Separation Pay Plan or an employment agreement, he or she will receive:

  •
  the pro-rata portion of salary and bonus pay for which he or she normally would have been eligible, but only for services performed up to the date of termination and for that calendar year,

  •
  deferred compensation account balance,

  •
  a severance payment equal to two times the sum of his or her annual base salary plus the average of the last three annual bonuses, provided that in no instance will the bonus average amount used in the calculation be in excess of 100% of annual base pay,

  •
  payment under our retirement plan and our supplemental retirement plan equal to:

  •
  vested retirement benefits under the plans, plus

  •
  two years of additional pension credit to reflect the retirement benefits the officer would receive if he or she continued service for two years after his or her employment was terminated,

  •
  continued benefits under our health care benefit plans (medical, dental, insurance, etc.) for a period of two years,

  •
  continued other fringe benefits received by the officer which include financial counseling, tax reimbursements for financial counseling and car allowance for a period of two years,

  •
  outplacement services up to a maximum of $20,000, and

  •
  vesting of certain unvested equity awards (Further detail regarding equity acceleration is provided below under the caption "Treatment of Equity Upon Termination").

  Separation Pay Plan

        The Union Bank of California, N.A. Separation Pay Plan, adopted effective April 1, 2005, is maintained and operated as an employee welfare benefit plan under the Employee Retirement Income Security Act of 1974, commonly known as ERISA. The Separation Pay Plan provides salary continuation pay to any executive officer or other employee of Union Bank of California, or its designated subsidiaries or affiliates, eligible under the plan who is discharged under the circumstances stated in the plan and who is not a participant in or eligible to receive severance benefits under any other severance plan or arrangement. These circumstances include the termination of employment resulting from restructure or elimination of the executive officer or employee's group, division, department, branch or position because of any of the following events, as determined by UnionBanCal in its sole discretion:

  •
  the sale of our stock or assets;

  •
  the internal reorganization of our operations;

  •
  a change in technology used by or in our business; or

  •
  reduced work volume.

        Policy-making officers, including the named executive officers, are eligible to receive two years of salary continuation regardless of the number of years of service. For policy-making officers and specified other executive officers who participate in an incentive pay plan, the Senior Management Bonus Plan or Senior Executive Bonus Plan, as applicable, we will add an amount equal to 1/52 of the average of the last three annual incentive payments the employee actually received to weekly base pay for each week the employee receives salary continuation, up to a maximum of 100% of annual base pay. We make salary continuation payments on a bi-weekly basis.

        The payments under the Separation Pay Plan may be reduced, forfeited or required to be returned if the payments alone or in the aggregate would be nondeductible by Union Bank of California, the subsidiary or affiliate employer for purposes of federal income taxes under Section 280G of the tax code or otherwise, in the sole discretion of Union Bank of California.

        The payments under the Separation Pay Plan are reduced by the amount of any payments made under our retirement plan and our supplemental retirement plan during the period of salary continuation. Supplemental retirement plan payments are required to commence upon termination of employment. Retirement plan payments commence at the election of the executive.

        Payments under the Separation Pay Plan will be deferred as necessary to comply with Section 409A of the Internal Revenue Code.

  Employment Agreements

        Additionally, we have entered into employment agreements with Messrs. Matson and Flynn which, in addition to the severance provisions as described above under the caption "Separation Pay Plan," provide for severance benefits in the event of termination without cause and in the event of termination by the executive for cause, which is essentially a "good reason" voluntary termination.

  Mr. Matson

        Under the terms of his agreement, we may not terminate Mr. Matson without triggering severance benefits unless Mr. Matson:

  •
  materially and/or habitually breaches or neglects the duties which he is required to perform under the terms of his employment agreement;

  •
  commits any material act of dishonesty, fraud, misrepresentation, or other material act which would violate our Business Standards for Ethical Conduct;

  •
  is guilty of gross carelessness or misconduct;

  •
  fails to obey the lawful direction of our Chief Executive Officer or our Board; or

  •
  acts in any way that has a direct, substantial and adverse effect on our reputation.

        In addition, under the terms of his agreement, Mr. Matson may terminate his employment for cause (for a "good reason") and trigger severance benefits if he has incurred a material reduction of his duties, title or responsibility, a reduction in his annual base salary or a reduction in his overall compensation package below the median package for comparable executive positions at banks of similar size and focus. Payments under this agreement will be deferred as necessary to comply with Section 409A of the Internal Revenue Code.

  Mr. Flynn

        Under the terms of his agreement, we may not terminate Mr. Flynn without triggering severance benefits unless Mr. Flynn:

  •
  fails to attempt in good faith to perform the duties which he is required to perform under the terms of his employment agreement after written notice and a reasonable opportunity to cure such failure;

  •
  commits any material act of dishonesty, fraud, misrepresentation or willful misconduct with regard to Union Bank of California or in the performance of his duties which would violate our Business Standards for Ethical Conduct;

  •
  is guilty of gross carelessness with regard to a material matter in the performance of his duties;

  •
  fails to obey the written lawful direction of Union Bank of California's Chief Executive Officer, the boards of Union Bank of California or UnionBanCal; or

  •
  is convicted of, or pleads nolo contendere to, a felony or any other crime involving fraud, dishonesty or a breach of trust.

        In addition, under the terms of his agreement, Mr. Flynn may terminate his employment for cause (for a "good reason") and trigger severance benefits upon the occurrence of any of the following:

  •
  reduction in title;

  •
  material reduction of his duties, authority or responsibility;

  •
  material reduction in his overall compensation package other than as a result of the competitive market analysis and/or year-to-year variations based on performance;

  •
  reduction in base salary;

  •
  failure by Union Bank of California to provide employee benefits (including equity, incentives and perquisites) to him on a basis at least as favorable as that which it provides to other similarly situated executives and/or policy-making officers, as applicable; or

  •
  any other material breach of the provisions of the employment agreement by Union Bank of California.

        For Mr. Flynn, these severance benefits would be substantially the same as under the Separation Pay Plan. Payments under this agreement will be deferred as necessary to comply with Section 409A of the Internal Revenue Code.

Change of Control

        In the event that control of our company changes, as described below under "Change of Control Agreements," our named executive officers are entitled to benefits if they are terminated without cause or quit for a good reason during the 30-month period following a change of control. Under the "good reason" provision, the named executive officers will have an opportunity to leave for any reason in the 30-day period immediately following the first anniversary of the date of change of control. If a named executive officer becomes entitled to receive benefits under the plan, he or she will receive:

  •
  the pro-rated portion of his or her salary and bonus for the year the officer was terminated,

  •
  deferred compensation account balance,

  •
  a lump sum severance payment equal to three times the sum of his or her annual base salary and recent annual bonus, which is defined as at least equal to the target bonus for the year in which the change of control occurs. If the named executive officer is over the age of 62, he or she will receive only a fraction of the severance payment equal to the number of months until he or she reaches the age of 65 divided by 36,

  •
  a lump sum payment under our retirement plan and our supplemental retirement plan equal to:

  •
  vested retirement benefits under the plans, plus

  •
  three years of additional pension credit to reflect the retirement benefits the officer would receive if he or she continued service for three years after his or her employment was terminated,

  •
  continued benefits under our health care benefit plans (medical, dental, insurance, etc.) for a period of three years,

  •
  continued other fringe benefits received by the officer which include financial counseling, tax reimbursements for financial counseling and car allowance for a period of three years,

  •
  reasonable outplacement services,

  •
  vesting of certain unvested equity awards (Further detail regarding equity acceleration is provided under the caption "Treatment of Equity Upon Termination"), and

  •
  gross up payments to cover the excise tax of any payments subject to an excise tax under Section 4999 of the Internal Revenue Code as defined under the caption "Change of Control Agreements" below.

        Payments under these agreements will be deferred as necessary to comply with Section 409A of the Internal Revenue Code.

  Change of Control Agreements

        We have entered into change of control agreements with our non-expatriate policy-making officers, including each of our named executive officers except Messrs. Tanaka and Morimura. The agreements are for an initial thirty-month period and are extended automatically at the end of each year for an additional one year unless we deliver written notice to the officer, at least 60 days prior to the annual renewal date that the agreement will not be extended. Pursuant to this provision, the change of control agreements were automatically extended for an additional one-year period in 2007.

        The agreement becomes effective only in the event of a change of control. The agreement defines a change of control as:

  •
  the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets or stock of UnionBanCal; or

  •
  the acquisition by UnionBanCal of the assets or stock of another entity;

except where, in either case, at least 30% of the common stock and voting power of the resulting entity is owned by The Bank of Tokyo-Mitsubishi UFJ (or specified affiliates), and no individual, entity or group owns a larger percentage of common stock than The Bank of Tokyo-Mitsubishi UFJ (or those affiliates).

        If a change of control occurs, we will continue the executive's employment for a period of 30 months from the date of the change of control. During this period:

  •
  The executive's position and duties must be at least commensurate with the most significant duties held by him or her during the 120-day period prior to the date of a change of control.

  •
  We may not assign the officer to an office at a location more than 35 miles from his or her present office.

  •
  Each officer must receive a monthly base salary equal to or greater than the highest monthly base salary he or she earned during the 12-month period prior to the date of the change of control, and an annual bonus opportunity in cash at least equal to the officer's target bonus under our Senior Management Bonus Plan or Senior Executive Bonus Plan, as applicable, in the year in which the change of control occurred.

  •
  The officer must be eligible to participate in all of our executive compensation plans and employee benefit plans, including medical, dental/vision, disability, life and accident insurance plans and programs, at least equal to the most favorable of those plans which were in effect at any time during the 120-day period preceding the change of control.

  •
  The officer must be eligible to participate in all of our incentive, savings and retirement plans, including cash incentive, equity incentive, savings and retirement plans, practices, policies, and programs, at least equal to the most favorable of those plans which were in effect at any time during the 120-day period preceding the effective date.

        If the officer dies or becomes disabled during the employment period, the officer or his or her beneficiary will receive accrued obligations, including salary, pro rata bonus, deferred compensation and vacation pay, and death or disability benefits.

        If the Internal Revenue Service subjects any payment to the officer under this agreement to an excise tax under Section 4999 of the Internal Revenue Code, the officer will receive an additional payment so that the amount he or she receives equals the amount he or she would receive under the agreement if an excise tax were not imposed. However, this additional payment will not be made to the officer unless the payment exceeds 110% of the payments that could have been made to him or her without the imposition of an excise tax.

Death

        In the case of death, the named executive officer's beneficiary will become eligible to receive the following benefits:

  •
  the pro-rated portion of the named executive officer's salary and bonus for the year or part of the year employed,

  •
  deferred compensation account balance,

  •
  payment under our retirement plan and our supplemental retirement plan equal to:

  •
  100% of the survivor benefit under the qualified plan if the named executive officer is eligible for early retirement; otherwise, the survivor will receive 50% of the benefit,

  •
  50% of the survivor benefit under our supplemental retirement plan if the named executive officer is eligible for early retirement; otherwise, the survivor receives no benefit,

  •
  basic life insurance coverage equal to $10,000,

  •
  dependents receive health coverage until the end of the month in which the death occurred (Dependents may receive continuing medical benefits for up to 36 months following the death), and

  •
  vesting of certain unvested equity awards (Further detail regarding equity acceleration is provided under "Treatment of Equity Upon Termination").

        In the case of death, the balance of an executive's deferred compensation account will be paid in a single lump sum payment.

Disability

        In the event a named executive officer becomes disabled, he or she becomes eligible to receive the following benefits:

  •
  the pro-rated portion of the named executive officer's salary and bonus for the year in which he or she becomes disabled,

  •
  deferred compensation account balance,

  •
  short-term and long-term disability benefits,

  •
  payment under our retirement plan and our supplemental retirement plan, and

  •
  vesting of certain unvested equity awards. (Further detail regarding equity acceleration is provided under "Treatment of Equity Upon Termination.")

        In the case of disability, payments from the named executive officer's deferred compensation accounts may be accelerated by the Executive Compensation & Benefits Committee.

        For the purposes of the Potential Post-Employment Payments Tables below, we have assumed that Mr. Matson would forgo short-term disability and long-term disability payments in lieu of more valuable pension benefits. We have assumed Mr. Flynn, Ms. Bourne and Mr. Erickson would remain on short-term disability and then long-term disability until they accrue the maximum 30 years of service and reach the unreduced payment age of 60 under normal retirement.

Treatment of Equity Upon Termination

  Stock Option Agreements

        Our stock option award agreements generally provide for forfeiture of all unvested stock options upon termination. There are exceptions to this forfeiture clause. The stock option award agreements provide for immediate vesting of outstanding options granted at least six months prior to termination in the following circumstances:

  •
  retirement,

  •
  death,

  •
  disability,

  •
  involuntary separation under the terms of the Separation Pay Plan, or

  •
  involuntary separation under the terms of the employment agreements of Messrs. Flynn and Matson.

        In the case of retirement and involuntary separation, options are exercisable for the earlier of three years from termination or the expiration of the option. Under death and disability, options are exercisable for the earlier of one year from the date of death or disability or expiration of the option.

        The stock option award agreements of our named executive officers under the Year 2000 UnionBanCal Management Stock Plan provide that all outstanding options will vest and become immediately exercisable upon consummation of a change of control. Under the stock option agreements, a "change of control" is generally defined as described above under the caption "Change of Control Agreements."

        For the purpose of our Potential Post-Employment Payments Tables below, we have shown the intrinsic value of unvested options that would vest upon termination, which represents the difference between the amount by which the closing price of our common stock on December 31, 2007, the last business day of the year, exceeded the exercise price of the options.

  Restricted Stock Agreements

        Our restricted stock award agreements generally provide for forfeiture of all unvested restricted stock upon termination. There are exceptions to this forfeiture clause. The restricted stock award agreements under the Year 2000 UnionBanCal Management Stock Plan provide for immediate vesting of restricted stock granted at least six months prior to termination in the following circumstances:

  •
  retirement,

  •
  death,

  •
  disability,

  •
  involuntary separation under the terms of the Separation Pay Plan,

  •
  involuntary separation under the terms of the employment agreements of Messrs. Flynn and Matson, or

  •
  termination under the change of control agreement.

        For the purpose of our Potential Post-Employment Payments Tables below, we have shown the intrinsic value of unvested restricted stock awards that would vest upon termination, which represents the closing price of our common stock on December 31, 2007 for each share of unvested restricted stock.

  Performance Share Plan Awards

        Our 1997 UnionBanCal Corporation Performance Share Plan generally provides that termination of employment prior to the end of a performance cycle will result in forfeiture of an executive's opportunity to receive an earned award under this plan. There are exceptions under this plan for the following types of termination:

  •
  retirement,

  •
  death,

  •
  disability,

  •
  involuntary separation under the terms of the Separation Pay Plan,

  •
  involuntary separation under the terms of the employment agreements of Messrs. Flynn and Matson, or

  •
  termination under the change of control agreement.

        In these cases of termination, the executive (or the executive's estate in the event of death) would be eligible to receive a pro rata earned award based on the time the executive was employed during the performance cycle. In addition, the Compensation Committee is given sole discretion to authorize any combination of continued participation, pro-ration or early distribution of earned awards which would otherwise be forfeited.

        In such circumstances, for any performance cycle older than nine months still running, the named executive officer (or executive's beneficiary or estate in the event of death) will be eligible to receive an earned award equal to the sum of:

  •
  the number of performance shares (as a multiple of the target award) earned for the years in the applicable performance cycle that were completed prior to the termination of employment; plus

  •
  100% of the target award for each of the years in the applicable performance cycle that were not completed prior to the termination of employment or disability.

        Under the 2007 and 2006 performance share awards, payment of these earned awards will be made in shares of common stock or deferred stock units credited to the executive's account, if applicable, within two and one-half months following the termination date. Under the terms of the 2005 award, the value payable for an earned award was calculated based upon the average month-end price of our common stock for the six months immediately preceding the end of the cycle. The 2005 awards were paid in cash, or credited to the executive's deferred compensation account, if applicable.

        For the purpose of our Potential Post-Employment Payments Tables below, we have shown the intrinsic value of unvested performance share awards that would vest upon termination, which represent for any cycle older than nine months still running, the actual value earned under the performance formula for completed years of still running cycles, plus the target value for uncompleted years of still running cycles. The 2005 awards were valued at the average month-end closing price of our common stock during the six-month period ended on December 31, 2007. The 2006 and 2007 awards were valued at the closing price of our common stock on December 31, 2007.

Potential Post-Employment Payment Tables

        The amount of compensation payable to each named executive officer in each termination situation is listed in the tables below as of December 31, 2007.

  David I. Matson

	Type of Termination
	Voluntary ($)(1)		Qualified Retirement ($)		Death ($)		Disability ($)		Involuntary ($)		Change of Control ($)
Type of Payment
2007 Bonus Under Senior Executive Bonus Plan(2)	240,000		240,000		240,000		240,000		240,000		240,000
2005 - 2007 Completed Performance Cycle(3)	856,300		856,300		856,300		856,300		856,300		856,300
Deferred Compensation Balance	206,037		206,037		206,037		206,037		206,037		206,037
Pension
Vested Retirement Plan(4)	1,307,000		1,307,000		1,173,000		1,307,000	(17)	1,307,000	(18)	1,307,000
Additional Retirement Plan Credit(5)	—		—		—		—		—		65,000	(20)
Vested Supplemental Executive Retirement Plan	3,277,000		3,277,000		1,609,000		3,277,000	(17)	3,277,000	(18)	3,277,000
Additional Supplemental Retirement Plan Credit(5)	—		—		—		—		286,000		435,000
Executive Supplemental Benefits Plan(6)	167,000		167,000		418,000		167,000		167,000		167,000
Severance
Severance Payment(7)	—		—		—		—		747,067	(19)	1,382,250	(21)
Estimated Change of Control Excise-Tax Gross-Up	—		—		—		—		—		—
Other Benefits
Perquisites(8)	45,011	(13)	45,011	(13)	—	(15)	—		91,411		128,476
Healthcare Benefits(9)	—		—	(14)	—	(16)	—		22,492		33,739
Disability Benefits
Short-Term Disability	—		—		—		—	(17)	—		—
Long-Term Disability	—		—		—		—	(17)	—		—

Total Payments	6,098,348		6,098,348		4,502,337		6,053,337		7,200,307		8,097,802
Value of Unvested Equity That Vests
Unvested Option Spread(10)	—		—		—		—		—		—
Unvested Restricted Stock(11)	—		—		—		—		—		—
Performance Shares (unvested)(12)	1,058,100		1,058,100		1,058,100		1,058,100		1,058,100		1,058,100

Grand Total of Payments and Value of Unvested Equity That Vests Upon Termination	7,156,448		7,156,448		5,560,437		7,111,437		8,258,407		9,155,902

(1)
We assume for purpose of this presentation that, because Mr. Matson is eligible to retire, he would elect to begin retirement benefits in the event of voluntary termination.

(2)
The bonus for 2007 would be earned based on performance through the last business day of the year, December 31, 2007, the assumed termination date. Individuals terminating on the last business day of the fiscal year might not be entitled to the full year bonus, but in many circumstances an executive working the full year would be entitled to the full year bonus.

(3)
Represents the average month-end closing price of our common stock for the six-month period ended on December 31, 2007 for each performance share earned upon completion of the three-year performance cycle ended December 31, 2007. Further detail is provided in the Compensation Discussion and Analysis and the Option Exercises and Stock Vested Table.

(4)
All executive officers have vested benefits under our qualified plan to which they would be entitled if they terminated on December 31, 2007. The qualified plan applies to all full-time and certain other employees.

(5)
Value of additional retirement and supplemental retirement plan benefits Mr. Matson would receive with additional years of service credit: two years for involuntary termination, and three years for termination post-change of control.

(6)
Per Mr. Matson's employment agreement, he is entitled to benefits from the Union Bank Executive Supplemental Benefit Plan, a frozen grandfathered plan from a previous acquisition. Further detail is provided in the Pension Benefits Table.

(7)
Executives may be eligible to receive a severance payment equal to twice the sum of salary and three-year average bonus upon involuntary termination and three times the sum of salary and most recent bonus, which is equal to at least the target bonus, upon termination post-change of control. For 2007, the actual bonus is less than the target bonus; therefore, the target bonus is used in the change of control severance calculation.

(8)
Includes perquisites such as financial counseling (with tax reimbursement) and auto allowance for two years upon involuntary separation and three years upon post-change of control termination. Under our Separation Pay Plan, outplacement service of up to a negotiated rate of $20,000 is provided upon involuntary separation; and upon post-change of control termination, reasonable outplacement service is provided, which is shown at the same rate.

(9)
Named executive officers are eligible to receive the same health benefits, including dental and vision, as all employees during the severance period. For named executive officers, this severance period is two years upon involuntary separation and three years upon post-change of control termination.

(10)
Represents the amount by which the closing price of our common stock on December 31, 2007 exceeded the exercise price for each option granted at least six months prior to termination.

(11)
Represents the closing price of our common stock on December 31, 2007 for each share of unvested restricted stock granted at least six months prior to termination.

(12)
The intrinsic, or unrealized, value of unvested performance share awards that would vest upon a qualified termination, as shown in each column of the Potential Post-Employment Payment Table. This value represents for any cycle older than nine months still running, the actual value earned based on the performance formula for completed years of still running cycles, plus the target value for uncompleted years of still running cycles. As described under "Performance Share Plan Awards" the value of the 2006 and 2007 unvested performance share awards is calculated based on the closing price of our common stock on December 31, 2007.

(13)
The value shown represents two additional years of financial counseling that policy-making officers are eligible for upon qualified retirement.

(14)
Upon qualified retirement, employees with 55 years of age and 10 years of service are entitled to retiree medical benefits and these benefits are the same for every eligible employee; therefore, no value is shown.

(15)
All employees receive basic life insurance coverage equal to $10,000.

(16)
Health benefit coverage for dependents extends to the end of the month during which the named executive officer's death occurs.

(17)
We assume that for a disability termination on December 31, 2007, Mr. Matson would forego short-term disability and long-term disability payments in lieu of his more valuable pension.

(18)
In the case of involuntary termination, Mr. Matson may commence payment of his retirement plan benefit and must commence payment of his supplemental retirement plan benefit. We have assumed that he will commence immediate payment under both plans. Severance payments will be reduced by the amount of retirement and supplemental retirement benefits received during the two-year separation pay period.

(19)
Under involuntary termination, severance payments are reduced by retirement and supplemental retirement plan payouts made under the plans' normal payment forms. The involuntary termination severance for Mr. Matson as discussed in footnote 7 is reduced by $809,600.

(20)
Payment for the three additional years of service credit for the qualified plan would be paid as a lump sum under the change of control agreements. Because this payment is considered to be an extra benefit available only to certain officers, it cannot be paid from the qualified plan, and would be made by us.

(21)
In the event of a change of control, Mr. Matson would not receive full severance payment because he is over the age of 62. He will only receive a fraction (equal to the number of months until he reaches the age of 65 divided by 36) of the three times salary plus bonus. The number shown represents approximately 53% (19/36) of the full $2.6 million change in control severance as discussed in footnote 7.

  Philip B. Flynn

	Type of Termination
	Voluntary ($)	Qualified Retirement ($)(1)	Death ($)	Disability ($)		Involuntary ($)	Change of Control ($)
Type of Payment
2007 Bonus Under Senior Executive Bonus Plan(2)	500,000	—	500,000	500,000		500,000	500,000
2005 - 2007 Completed Performance Cycle(3)	1,416,200	—	1,416,200	1,416,200		1,416,200	1,416,200
Deferred Compensation Balance	—	—	—	—		—	—
Pension
Vested Retirement Plan(4)	502,000	—	248,000	748,000	(16)	502,000	502,000
Additional Retirement Plan Credit(5)	—	—	—	—		62,000	55,000	(18)
Vested Supplemental Retirement Plan(6)	—	—	—	3,650,000	(16)	—	—
Additional Supplemental Retirement Plan Credit(5)	—	—	—	—		—(17)	—(17)
Executive Supplemental Benefits Plan(7)	84,000	—	351,000	90,000		84,000	84,000
Severance
Severance Payment(8)	—	—	—	—		2,376,667	4,050,000
Estimated Change of Control Excise-Tax Gross-Up	—	—	—	—		—	—
Other Benefits
Perquisites(9)	—	—	—(14)	—		91,411	128,476
Healthcare Benefits(10)	—	—	—(15)	—		27,379	41,069
Disability Benefits
Short-Term Disability	—	—	—	441,100	(16)	—	—
Long-Term Disability	—	—	—	653,000	(16)	—	—

Total Payments	2,502,200	—	2,515,200	7,498,300		5,059,657	6,776,745
Value of Unvested Equity That Vests
Unvested Option Spread(11)	—	—	—	—		—	—
Unvested Restricted Stock(12)	—	—	—	—		—	—
Performance Shares (unvested)(13)	—	—	2,238,500	2,238,500		2,238,500	2,238,500

Grand Total of Payments and Value of Unvested Equity That Vests Upon Termination	2,502,200	—	4,753,700	9,736,800		7,298,157	9,015,245

(1)
Mr. Flynn is not of qualified retirement age so he is entitled to no extra benefits beyond voluntary termination as of December 31, 2007.

(2)
The bonus for 2007 would be earned based on performance through the last business day of the year, December 31, 2007, the assumed termination date. Individuals terminating on the last business day of the fiscal year might not be entitled to the full year bonus, but in many circumstances an executive working the full year would be entitled to the full year bonus.

(3)
Represents the average month-end closing price of our common stock for the six-month period ended on December 31, 2007 for each performance share earned upon completion of the three-year performance cycle ended December 31, 2007. Further detail is provided in the Compensation Discussion and Analysis and the Option Exercises and Stock Vested Table.

(4)
All executive officers have vested benefits under our qualified plan to which they would be entitled if they terminated on December 31, 2007. The qualified plan applies to all full-time and certain other employees.

(5)
Value of additional retirement and supplemental retirement plan benefits Mr. Flynn would receive with additional years of service credit: two years for involuntary termination, and three years for termination post-change of control.

(6)
Mr. Flynn would not receive any supplemental retirement plan payments because he was not eligible for retirement as of December 31, 2007 under the supplemental retirement plan, which requires 55 years of age with 10 years of service.

(7)
Per Mr. Flynn's employment agreement, he is entitled to benefits from the Union Bank Executive Supplemental Benefit Plan, a frozen grandfathered plan from a previous acquisition. Further detail is provided in the Pension Benefits Table.

(8)
Executives may be eligible to receive a severance payment equal to twice the sum of salary and three-year average bonus upon involuntary termination and three times the sum of salary and most recent bonus, which is equal to at least the target bonus, upon termination post-change of control. For 2007, the actual bonus is less than the target bonus; therefore, the target bonus is used in the change of control severance calculation.

(9)
Includes perquisites such as financial counseling (with tax reimbursement) and auto allowance for two years upon involuntary separation and three years upon post-change of control termination. Under our Separation Pay Plan, outplacement service of up to a negotiated rate of $20,000 is provided upon involuntary separation; and upon post-change of control termination, reasonable outplacement service is provided, which is shown at the same rate.

(10)
Named executive officers are eligible to receive the same health benefits, including dental and vision, as all employees during the severance period. For named executive officers, this severance period is two years upon involuntary separation and three years upon post-change of control termination.

(11)
Represents the amount by which the closing price of our common stock on December 31, 2007 exceeded the exercise price for each option granted at least six months prior to termination.

(12)
Represents the closing price of our common stock on December 31, 2007 for each share of unvested restricted stock granted at least six months prior to termination.

(13)
The intrinsic, or unrealized, value of unvested performance share awards that would vest upon a qualified termination, as shown in each column of the Potential Post-Employment Payment Table. This value represents for any cycle older than nine months still running, the actual value earned based on the performance formula for completed years of still running cycles, plus the target value for uncompleted years of still running cycles. As described under "Performance Share Plan Awards" the value of the 2006 and 2007 unvested performance share awards is calculated based on the closing price of our common stock on December 31, 2007.

(14)
All employees receive basic life insurance coverage equal to $10,000.

(15)
Health benefit coverage for dependents extends to the end of the month during which the named executive officer's death occurs.

(16)
For a disability termination on December 31, 2007, Mr. Flynn is assumed to remain on short-term disability and then long-term disability until he accrues the maximum thirty years of service and reaches the unreduced payment age of 60 under normal retirement.

(17)
Even with additional years of service credit of two years for involuntary separation and three years for change of control, Mr. Flynn would not be eligible for retirement as of December 31, 2007 under the supplemental retirement plan, which requires 55 years of age with 10 years of service.

(18)
Payment for the three additional years of service credit for the qualified plan would be paid as a lump sum under the change of control agreements. Because this payment is considered to be an extra benefit available only to certain officers, it cannot be paid from the qualified plan, and would be made by us.

  JoAnn M. Bourne

	Type of Termination
	Voluntary ($)	Qualified Retirement ($)(1)	Death ($)		Disability ($)		Involuntary ($)		Change of Control ($)
Type of Payment
2007 Bonus Under Senior Executive Bonus Plan(2)	160,000	—	160,000		160,000		160,000		160,000
2005 - 2007 Completed Performance Cycle(3)	351,300	—	351,300		351,300		351,300		351,300
Deferred Compensation Balance	439,494	—	439,494		439,494		439,494		439,494
Pension
Vested Retirement Plan(4)	592,000	—	241,000		928,000	(15)	592,000		592,000
Additional Retirement Plan Credit(5)	—	—	—		—		75,000		84,000	(17)
Vested Supplemental Executive Retirement Plan(6)	—	—	—		1,700,000	(15)	—		—
Additional Supplemental Retirement Plan Credit(5)	—	—	—		—		—	(16)	—	(16)
Severance
Severance Payment(7)	—	—	—		—		1,073,333		1,785,000
Estimated Change of Control Excise-Tax Gross-Up	—	—	—		—		—		—
Other Benefits
Perquisites(8)	—	—	—	(13)	—		89,011		124,876
Healthcare Benefits(9)	—	—	—	(14)	—		27,379		41,069
Disability Benefits
Short-Term Disability	—	—	—		229,200	(15)	—		—
Long-Term Disability	—	—	—		489,900	(15)	—		—

Total Payments	1,542,794	—	1,191,794		4,297,894		2,807,517		3,577,739
Value of Unvested Equity That Vests
Unvested Option Spread(10)	—	—	—		—		—		—
Unvested Restricted Stock(11)	—	—	366,825		366,825		366,825		366,825
Performance Shares (unvested)(12)	—	—	406,800		406,800		406,800		406,800

Grand Total of Payments and Value of Unvested Equity That Vests Upon Termination	1,542,794	—	1,965,419		5,071,519		3,581,142		4,351,364

(1)
Ms. Bourne is not of qualified retirement age; therefore, she is entitled to no extra benefits beyond voluntary termination as of December 31, 2007.

(2)
The bonus for 2007 would be earned based on performance through the last business day of the year, December 31, 2007, the assumed termination date. Individuals terminating on the last business day of the fiscal year might not be entitled to the full year bonus, but in many circumstances an executive working the full year would be entitled to the full year bonus.

(3)
Represents the average month-end closing price of our common stock for the six-month period ended on December 31, 2007 for each performance share earned upon completion of the three-year performance cycle ended December 31, 2007. Further detail is provided in the Compensation Discussion and Analysis and the Option Exercises and Stock Vested Table.

(4)
All executive officers have vested benefits under our qualified plan to which they would be entitled if they terminated on December 31, 2007. The qualified plan applies to all full-time and certain other employees.

(5)
Value of additional retirement and supplemental retirement plan benefits Ms. Bourne would receive with additional years of service credit: two years for involuntary termination, and three years for termination post-change of control.

(6)
Ms. Bourne would not receive any supplemental retirement plan payments because she was not eligible for retirement as of December 31, 2007 under the supplemental retirement plan, which requires 55 years of age with 10 years of service.

(7)
Executives may be eligible to receive a severance payment equal to twice the sum of salary and three-year average bonus upon involuntary termination and three times the sum of salary and most recent bonus, which is equal to at least the target bonus, upon termination post-change of control. For 2007, the actual bonus is less than the target bonus; therefore, the target bonus is used in the change of control severance calculation.

(8)
Includes perquisites such as financial counseling (with tax reimbursement) and auto allowance for two years upon involuntary separation and three years upon post-change of control termination. Under our Separation Pay Plan, outplacement service of up to a negotiated rate of $20,000 is provided upon involuntary separation; and upon post-change of control termination, reasonable outplacement service is provided, which is shown at the same rate.

(9)
Named executive officers are eligible to receive the same health benefits, including dental and vision, as all employees during the severance period. For named executive officers, this severance period is two years upon involuntary separation and three years upon post-change of control termination.

(10)
Represents the amount by which the closing price of our common stock on December 31, 2007 exceeded the exercise price for each option granted at least six months prior to termination.

(11)
Represents the closing price of our common stock on December 31, 2007 for each share of unvested restricted stock granted at least six months prior to termination.

(12)
The intrinsic, or unrealized, value of unvested performance share awards that would vest upon a qualified termination, as shown in each column of the Potential Post-Employment Payment Table. This value represents for any cycle older than nine months still running, the actual value earned based on the performance formula for completed years of still running cycles, plus the target value for uncompleted years of still running cycles. As described under "Performance Share Plan Awards" the value of the 2006 and 2007 unvested performance share awards is calculated based on the closing price of our common stock on December 31, 2007.

(13)
All employees receive basic life insurance coverage equal to $10,000.

(14)
Health benefit coverage for dependents extends to the end of the month during which the named executive officer's death occurs.

(15)
For a disability termination on December 31, 2007, Ms. Bourne is assumed to remain on short-term disability and then long-term disability until she accrues the maximum thirty years of service and reaches the unreduced payment age of 60 under normal retirement.

(16)
Even with additional years of service credit of two years for involuntary separation and three years for change of control, Ms. Bourne would not be eligible for retirement as of December 31, 2007 under the supplemental retirement plan, which requires 55 years of age with 10 years of service.

(17)
Payment for the three additional years of service credit for the qualified plan would be paid as a lump sum under the change of control agreements. Because this payment is considered to be an extra benefit available only to certain officers, it cannot be paid from the qualified plan, and would be made by us.

  John C. Erickson

	Type of Termination
	Voluntary ($)	Qualified Retirement ($)(1)	Death ($)		Disability ($)		Involuntary ($)		Change of Control ($)
Type of Payment
2007 Bonus Under Senior Executive Bonus Plan(2)	230,000	—	230,000		230,000		230,000		230,000
2005 - 2007 Completed Performance Cycle(3)	219,600	—	219,600		219,600		219,600		219,600
Deferred Compensation Balance	—	—	—		—		—		—
Pension
Vested Retirement Plan(4)	344,000	—	173,000		600,000	(15)	344,000		344,000
Additional Retirement Plan Credit(5)	—	—	—		—		47,000		51,000	(17)
Vested Supplemental Executive Retirement Plan(6)	—	—	—		958,000	(15)	—		—
Additional Supplemental Retirement Plan Credit(5)	—	—	—		—		—	(16)	—	(16)
Severance
Severance Payment(7)	—	—	—		—		1,273,333		2,040,000
Estimated Change of Control Excise-Tax Gross-Up	—	—	—		—		—		—
Other Benefits
Perquisites(8)	—	—	—	(13)	—		94,296		130,161
Healthcare Benefits(9)	—	—	—	(14)	—		27,379		41,069
Disability Benefits
Short-Term Disability	—	—	—		238,100	(15)	—		—
Long-Term Disability	—	—	—		835,800	(15)	—		—

Total Payments	793,600	—	622,600		3,081,500		2,235,608		3,055,830
Value of Unvested Equity That Vests
Unvested Option Spread(10)	—	—	—		—		—		—
Unvested Restricted Stock(11)	—	—	366,825		366,825		366,825		366,825
Performance Shares (unvested)(12)	—	—	325,300		325,300		325,300		325,300

Grand Total of Payments and Value of Unvested Equity That Vests Upon Termination	793,600	—	1,314,725		3,773,625		2,927,733		3,747,955

(1)
Mr. Erickson is not of qualified retirement age; therefore, he is entitled to no extra benefits beyond voluntary termination as of December 31, 2007.

(2)
The bonus for 2007 would be earned based on performance through the last business day of the year, December 31, 2007, the assumed termination date. Individuals terminating on the last business day of the fiscal year might not be entitled to the full year bonus, but in many circumstances an executive working the full year would be entitled to the full year bonus.

(3)
Represents the average month-end closing price of our common stock for the six-month period ended on December 31, 2007 for each performance share earned upon completion of the three-year performance cycle ended December 31, 2007. Further detail is provided in the Compensation Discussion and Analysis and the Option Exercises and Stock Vested Table.

(4)
All executive officers have vested benefits under our qualified plan to which they would be entitled if they terminated on December 31, 2007. The qualified plan applies to all full-time and certain other employees.

(5)
Value of additional retirement and supplemental retirement plan benefits Mr. Erickson would receive with additional years of service credit: two years for involuntary termination, and three years for termination post-change of control.

(6)
Mr. Erickson would not receive any supplemental retirement plan payments because he was not eligible for retirement as of December 31, 2007 under the supplemental retirement plan, which requires 55 years of age with 10 years of service.

(7)
Executives may be eligible to receive a severance payment equal to twice the sum of salary and three-year average bonus upon involuntary termination and three times the sum of salary and most recent bonus, which is equal to at least the target bonus, upon termination post-change of control. For 2007, the actual bonus is less than the target bonus; therefore, the target bonus is used in the change of control severance calculation.

(8)
Includes perquisites such as financial counseling (with tax reimbursement) and auto allowance for two years upon involuntary separation and three years upon post-change of control termination. Under our Separation Pay Plan, outplacement service of up to a negotiated rate of $20,000 is provided upon involuntary separation; and upon post-change of control termination, reasonable outplacement service is provided, which is shown at the same rate.

(9)
Named executive officers are eligible to receive the same health benefits, including dental and vision, as all employees during the severance period. For named executive officers, this severance period is two years upon involuntary separation and three years upon post-change of control termination.

(10)
Represents the amount by which the closing price of our common stock on December 31, 2007 exceeded the exercise price for each option granted at least six months prior to termination.

(11)
Represents the closing price of our common stock on December 31, 2007 for each share of unvested restricted stock granted at least six months prior to termination.

(12)
The intrinsic, or unrealized, value of unvested performance share awards that would vest upon a qualified termination, as shown in each column of the Potential Post-Employment Payment Table. This value represents for any cycle older than nine months still running, the actual value earned based on the performance formula for completed years of still running cycles, plus the target value for uncompleted years of still running cycles. As described under "Performance Share Plan Awards" the value of the 2006 and 2007 unvested performance share awards is calculated based on the closing price of our common stock on December 31, 2007.

(13)
All employees receive basic life insurance coverage equal to $10,000.

(14)
Health benefit coverage for dependents extends to the end of the month during which the named executive officer's death occurs.

(15)
For a disability termination on December 31, 2007, Mr. Erickson is assumed to remain on short-term disability and then long-term disability until he accrues the maximum thirty years of service and reaches the unreduced payment age of 60 under normal retirement.

(16)
Even with additional years of service credit of two years for involuntary separation and three years for change of control, Mr. Erickson would not be eligible for retirement as of December 31, 2007 under the supplemental retirement plan, which requires 55 years of age with 10 years of service.

(17)
Payment for the three additional years of service credit for the qualified plan would be paid as a lump sum under the change of control agreements. Because this payment is considered to be an extra benefit available only to certain officers, it cannot be paid from the qualified plan, and would be made by us.

TRANSACTIONS WITH RELATED PERSONS

Related Person Transactions Policy

        In March 2007, the Board of Directors adopted a written policy that the Audit Committee will review, and when appropriate, approve or ratify all related person transactions as defined in and in accordance with the written policy.

        Our related person transactions policy requires people covered by the policy to seek the approval of the Audit Committee of the Board of Directors prior to entering into a related person transaction with us. People whom the related person transactions policy covers have the primary responsibility for compliance with the policy.

        What is covered.    A related person transaction is any contract, arrangement or relationship (or a similar series of them) in which UnionBanCal or any of its subsidiaries is a participant, where the amount involved exceeds $120,000 and in which any related person has a direct or indirect material interest.

        We do not consider some transactions that might otherwise fall under the broad description above to be related person transactions that require Audit Committee approval, including:

  •
  transactions in which the rates or charges involved are determined by competitive bids, or which involve services rendered as a common or contract carrier, or public utility, at rates or charges fixed by law or governmental authority;

  •
  services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar or other services we offer in the ordinary course of business with standard pricing and terms;

  •
  the extension of credit in the ordinary course of business;

  •
  transactions in which the person's interest is solely from the ownership of our stock, and all holders of our stock receive the same benefit;

  •
  compensation to an employee approved by the Executive Compensation & Benefits Committee; and

  •
  compensation to our directors that is described in our proxy statement.

        In addition, this policy does not apply to transactions that are covered by our other related party policies, which are described below.

        Who is covered.    People or entities that would be covered as related persons include UnionBanCal's directors, policy-making officers and nominees for director and any person or entity that owns more than 5% of our stock. The term also includes the immediate family members of those covered people, as well as companies by which they are employed or in which they have a significant ownership interest.

        Procedures for review, approval and ratification.    The policy provides the following procedures for review, approval and ratification of related person transactions:

  •
  Management, the affected director or executive officer will notify our corporate secretary that a related person proposes to enter into a transaction that may be covered by the policy and provide sufficient information to permit our general counsel to determine whether to seek Audit Committee approval.

  •
  If our general counsel determines to seek approval, then our corporate secretary will provide the information to the Audit Committee for review, and if a director is a transaction participant, to the chair of the Corporate Governance Committee.

  •
  The Audit Committee will approve only those transactions that it finds to be fair to and in the best interests of UnionBanCal, taking all relevant facts into consideration, including any information provided by the chair of the Corporate Governance Committee as to whether the transaction would affect a director's independence under our independence standards.

  •
  If the general counsel determines that it is not practicable to wait until the next regularly scheduled meeting of the Audit Committee, then the policy provides that the chair of the Audit Committee may act upon a related party transaction, and he or she will report back to the Audit Committee at its next meeting.

  •
  The Audit Committee also annually reviews information regarding all related person transactions, compiled by our corporate secretary based on surveys of the directors and executive officers. If any related person transactions have not been approved, then the Audit Committee may ratify them if it finds them to be fair to and in the best interests of UnionBanCal. If the Audit Committee determines not to ratify a particular related person transaction, our general counsel will coordinate actions at the direction of the Audit Committee, which may include amendment or termination of the transaction in question, or changes to the policy or the administration of the policy.

        Other related party policies.    Additionally, because our industry is highly regulated, we also have written policies that cover other aspects of related party and affiliate transactions, which are summarized below.

  •
  Insider Loans Policy.  To comply with regulations of the Office of the Comptroller of the Currency, the Federal Reserve Board and applicable law, we prohibit preferential loans and credit to our directors, executive officers and any related entities under their control as well as to the directors, officers and principal shareholders of financial institutions with which we have a correspondent account relationship and their related interests. We refer to this as our insider loans policy. Loans and extensions of credit that are not "preferential" are on substantially the same terms as, follow underwriting procedures no less stringent than and pose no more than a normal risk of repayment than transactions with persons who are not affiliated with us. We generally place additional conditions on executive officers who borrow more than $100,000 from us. Our Corporate Compliance department administers this policy. In addition, a majority of the disinterested directors of the Board must approve in advance all credit extended to insiders if that extension, when added to all other credit extended to the insider and his or her related entities, would exceed $500,000.

  •
  Policy on Interactions with The Bank of Tokyo-Mitsubishi UFJ.  We have a policy that when interacting with The Bank of Tokyo-Mitsubishi UFJ, our majority stockholder, and its affiliates, we seek fair treatment of UnionBanCal and its subsidiaries and act consistently with our overall business strategy and applicable rules and regulations. Matters under this policy are reported to the Office of the President, which coordinates with our Chief Executive Officer to resolve issues.

  •
  Policy regarding Transactions in Affiliate Stock or Obligations.  In accordance with regulations promulgated by the Office of the Comptroller of the Currency and state law, when Union Bank of California acts as trustee or investment manager of a discretionary or managed account, it may not purchase, exchange or reinvest into securities or obligations of ours or any of our affiliates (such as The Bank of Tokyo-Mitsubishi UFJ or Mitsubishi UFJ Financial Group) unless it receives specific authority to do so or is otherwise authorized by all beneficiaries or court order. Where Union Bank of California becomes the trustee or investment manager to an account that already holds affiliate securities or obligations, it is the policy of Union Bank of California to liquidate the position in the security unless divestment would be detrimental to the account. These decisions are validated by the appropriate fiduciary committee of Union Bank of California.

  •
  Non-Credit Transactions Policy.

  •
  In compliance with federal law, we do not pay any of our directors, officers or employees a greater rate of interest on deposits than we pay to other customers on similar deposits.

  •
  Additionally, we may not contract for, buy from or sell to any of our directors any property on terms less favorable to us than those offered to others. A majority of the disinterested directors of the Board of Union Bank of California must approve any such non-credit transaction in advance and determine that a transaction is consistent with safe and sound banking practices and the director's fiduciary duties.

Transactions with Related Persons

        UnionBanCal and Union Bank of California have had, and expect to have in the future, banking and other transactions in the ordinary course of business with The Bank of Tokyo-Mitsubishi UFJ and with its affiliates. During 2007, these transactions included, but were not limited to, extensions of credit, participation, servicing and remarketing of loans and leases, purchase and sale of acceptances, interest rate derivatives and foreign exchange transactions, funds transfers, custodianships, electronic data processing, investment advice and management, customer referrals, facility leases, deposits and trust services. Union Bank of California also maintains traditional correspondent bank accounts with The Bank of Tokyo-Mitsubishi UFJ. In the opinion of management, these transactions were made at prevailing rates, terms and conditions and did not involve more than the normal risk of collectibility or present other unfavorable features for UnionBanCal or Union Bank of California. The Bank of Tokyo-Mitsubishi UFJ was the holder of UnionBanCal's $200 million of floating-rate subordinated debt which matured in 2007. These notes bore interest at 0.325 percent above the 3-month London Interbank Offered Rate. At December 31, 2007, we had recorded interest expense of $6.6 million for the year then ended relating to the subordinated debt and other correspondent bank accounts. At December 31, 2007, we had derivative contracts totaling $1.3 billion in notional balances with $9.5 million in net unrealized losses with The Bank of Tokyo Mitsubishi UFJ and its affiliates. Additionally, for the year ended December 31, 2007, UnionBanCal recorded income of $2.1 million and expenses of $0.7 million for fees and revenue sharing arrangements and income of $3.8 million and expenses of $3.1 million relating to facility and staff training arrangements. In 2007, pursuant to a service agreement, we reimbursed The Bank of Tokyo-Mitsubishi UFJ for compensation and other benefits totaling approximately $2.13 million provided under The Bank of Tokyo-Mitsubishi UFJ, Ltd. Expatriate Pay Program to all expatriate officers for services rendered to us. The amount reimbursed was in addition to compensation and benefits we paid to these expatriate officers for services they rendered to us. Amounts received by expatriate officers pursuant to our policy on expatriate compensation are included in the Summary Compensation Table for those officers named in the table and described in "Executive Compensation—Compensation Discussion and Analysis—Policy on Expatriate Compensation." In 2007, Union Bank of California purchased a membership interest in a U.S. payment services company for $1.4 million from The Bank of Tokyo-Mitsubishi UFJ. In addition, Mitsubishi UFJ Financial Group will reimburse us for expenditures that we are incurring for Basel II projects that we would not have undertaken for our own risk management purposes.

        Certain directors and executive officers and corporations and other organizations associated with them and members of their immediate families were customers of and had banking transactions, including loans, with Union Bank of California in the ordinary course of business in 2007. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act and were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. These loans did not involve more than the normal risk of collectability or have other unfavorable features.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Messrs. Crandall, Farman, Gillfillan, Gyani and Niebla and Ms. Rambo were the members of our Compensation Committee during 2007. None of them is a current or former officer or employee. See "Transactions with Related Persons" for a description of certain banking transactions between directors and UnionBanCal.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires UnionBanCal's directors, executive officers and holders of more than 10% of a registered class of UnionBanCal's equity securities to file with the Securities and Exchange Commission reports of ownership and changes in ownership of any equity securities of UnionBanCal. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish UnionBanCal with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that all required forms were filed, UnionBanCal believes that all Section 16 filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information relating to our equity compensation plans as of December 31, 2007:

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants, and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation approved by stockholders	9,956,876	$51.14	1,095,526
Equity compensation not approved by stockholders	—	—	—

Total	9,956,876	$51.14	1,095,526

(1)
Includes outstanding stock options, as well as the maximum number of shares that may be issued upon the vesting and settlement of outstanding performance shares settled in common stock and restricted stock units, and upon the settlement of outstanding stock units.

(2)
Does not take into account performance shares, restricted stock units and stock units.

        All equity compensation plans have been approved by our stockholders. At December 31, 2007, there were 1,095,526 shares of common stock available for future issuance under the Year 2000 UnionBanCal Corporation Management Stock Plan as stock options, restricted stock or shares of common stock issued upon the vesting and settlement of performance shares settled in common stock and restricted stock units, as well as upon the settlement of stock units.

PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
THAT MAY BE AWARDED UNDER THE YEAR 2000 UNIONBANCAL CORPORATION
MANAGEMENT STOCK PLAN

        Subject to stockholder approval, the Board of Directors has amended the Year 2000 UnionBanCal Corporation Management Stock Plan to increase the aggregate number of shares of our common stock which may be issued under the Plan from 20,000,000 to 27,000,000. A copy of the Year 2000 UnionBanCal Corporation Management Stock Plan as proposed to be amended is attached as Appendix A.

        The Board of Directors believes the approval of this amendment to the Plan is in the best interests of UnionBanCal and its stockholders, as the availability of an adequate number of shares reserved for issuance under the Plan and the ability to grant awards under the Plan is an important factor in attracting, motivating and retaining qualified personnel essential to our success. As of March 28, 2008, we had 1,059,906 shares remaining and available for future grants under the Plan. The number of shares remaining for future awards takes into account outstanding stock options, restricted stock, performance shares (calculated at maximum payout), restricted stock units and stock units.

Description of the Plan

        The Plan currently authorizes awards of up to 20,000,000 shares of our common stock. These awards can take the form of grants or sales of stock, restricted stock, stock units, restricted stock units, incentive stock options, nonqualified stock options, stock appreciation rights, and shares issued upon vesting and settlement of performance shares. The purposes of the Plan are to provide competitive long-term compensation that will attract and retain key employees, non-employee directors and/or consultants who contribute to the financial success of UnionBanCal and further align stockholder and management interests through increased employee stock ownership. The Plan is administered by the Executive Compensation & Benefits Committee of the Board of Directors.

        Employees, non-employee Directors and/or consultants of UnionBanCal and its subsidiaries are eligible for awards under the Plan. The number of eligible persons currently in each category are approximately 9,800 employees and 14 non-employee directors. We do not currently intend to grant awards to consultants. The Executive Compensation & Benefits Committee determines which employees, non-employee directors or consultants will be granted awards, the timing of awards, the terms and the number of shares to be subject to each award. The Executive Compensation & Benefits Committee is authorized to make all determinations necessary or advisable to administer the Plan.

        Stock options are granted at an exercise price of no less than the fair market value of our common stock on the date of grant. As of March 28, 2008, the market value of our common stock was $48.73 per share. Options granted under the Plan may have a term of no more than ten years and will vest either immediately upon grant or over time. Other conditions or provisions (not inconsistent with the Plan) may also be imposed by the Executive Compensation & Benefits Committee. If any option is intended to qualify as an incentive stock option under the Internal Revenue Code, the option will also contain the provisions required under the Code. Common stock may also be issued under the Plan to eligible persons as compensation for services rendered to UnionBanCal or its subsidiaries, subject to provisions determined by the Executive Compensation & Benefits Committee. The consideration to be received by UnionBanCal for the exercise of stock options is generally cash, although the Executive Compensation & Benefits Committee may permit payment of the option exercise price, in whole or in part, by delivery of previously owned UnionBanCal common stock.

        The affirmative vote of a majority of the shares represented and voting on the matter at the meeting is required for any amendment to the Plan which increases the number of shares for which options or stock grants/sales may be awarded or changes the standards of eligibility under the Plan. In other cases, the Board of Directors may amend or terminate the Plan without stockholder approval.

However, neither the Board of Directors nor the stockholders may alter or impair a recipient's rights under any option or stock grant/sale previously awarded under the Plan without the recipient's consent. The Plan provides that it will terminate on January 1, 2010.

        The following is only a summary of the federal income tax rules governing stock options and stock awards under the Plan. The rules on this area are complex and subject to frequent change.

        Options granted under the Plan may either be "incentive stock options" as defined under Section 422 of the Internal Revenue Code or "non-qualified stock options." If an incentive stock option is granted, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability upon the exercise, unless the optionee is subject to alternative minimum tax. UnionBanCal will not be allowed a deduction for federal income tax purposes upon the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Gains from a sale or exchange of the shares more than two years after the grant of the option and one year after the receipt of the shares by the optionee (due to the exercise of the option), will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. UnionBanCal will generally be entitled to an income tax deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain depending on how long the optionee held the stock.

        All options that do not qualify as incentive stock options are referred to as "non-qualified" options. An optionee will not recognize any taxable income at the time he/she is granted a non-qualified option. Upon exercising a non-qualified option, an optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Upon resale of such shares by the optionee, any difference between the sales price and the fair market value of the shares at the date of exercise, will be treated as capital gain or loss, and will qualify for long term capital gain or loss treatment if the shares have been held for the requisite holding period. For non-qualified stock options, UnionBanCal will generally receive an income tax deduction for the amount of ordinary income recognized by the optionee.

        Restricted stock awards are generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of the grant. Stock unit awards are generally subject to ordinary income tax at the time stock is issued in settlement of the award. In each case, UnionBanCal will generally be entitled to a corresponding income tax deduction at the same time the participant recognizes ordinary income.

        UnionBanCal's deduction of compensation paid to certain executives may be subject to a $1,000,000 annual limit under Section 162(m) of the Internal Revenue Code. Grants of stock options and shares issued under the Plan upon satisfaction of performance goals under the 1997 UnionBanCal Performance Share Plan are generally exempt from this limitation, and grants of restricted stock are generally subject to this limitation.

Vote Required

        The affirmative vote of a majority of shares of UnionBanCal common stock represented and entitled to vote at the meeting is needed to approve the proposal to increase the number of shares of common stock that may be awarded under the Year 2000 UnionBanCal Management Stock Plan. The Board of Directors recommends that stockholders vote FOR the proposal to increase the number of shares of common stock that may be awarded under the Year 2000 UnionBanCal Corporation Management Stock Plan.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Stockholders will also vote at the annual meeting to ratify the selection by the Audit Committee of Deloitte & Touche LLP, certified public accountants, as the independent registered public accounting firm of UnionBanCal for 2008. Deloitte & Touche LLP or its predecessors have examined the financial statements of UnionBanCal each year since 1996. Arrangements have been made for a representative of Deloitte & Touche LLP to attend the annual meeting. The representative will be available to answer appropriate questions and to make a statement if he or she wishes.

Audit Fees

        The following is a description of the fees billed to UnionBanCal by Deloitte & Touche LLP for each of the last two fiscal years. All fees for 2006 and 2007 were approved by the Audit Committee.

	2007	2006
Audit Fees(1)	$3,419,053	$3,202,161
Audit-Related Fees(2)	553,911	890,841
Tax Fees(3)	153,432	230,011
All Other Fees(4)	—	—

Total	$4,126,396	$4,323,013

(1)
Audit fees relate to services rendered in connection with the annual audit of UnionBanCal's consolidated financial statements, quarterly reviews of financial statements included in UnionBanCal's quarterly reports on Form 10-Q, fees for consultation on new accounting and reporting requirements and SEC registration statement services, and the attestation assessment related to the effectiveness of UnionBanCal's financial reporting controls, as required by Section 404 of the Sarbanes-Oxley Act.

(2)
Audit-related fees relate to assurance and related services that are reasonably related to the performance of the audit or review of UnionBanCal's financial statements and are not included in Audit Fees. For 2007 and 2006, this included fees for services provided in connection with service auditors reports and audits of employee benefit plans. For 2007, the overall cost of providing the Statements on Auditing Standards No. 70 reports for Union Bank of California's trust business decreased.

(3)
Tax fees include fees for tax compliance, tax advice, and tax planning services. For 2007 and 2006, fees related to tax compliance and preparation were $132,632 and $200,347, respectively. For 2007, this included tax services for expatriates and the Calgary Branch. For 2006, this included tax preparation fees related to the closure of the overseas branches. For 2007 and 2006, fees related to tax advice and planning were $20,800 and $29,664, respectively. For 2007, this included tax consulting on IRS matters. For 2006, this included tax advice related to the sale of UnionBanCal's international correspondent banking business and discontinued operations.

(4)
All other fees include all other fees for products and services provided by Deloitte & Touche LLP, not included in one of the other categories.

        The Audit Committee also considered whether the provision of the services other than audit services is compatible with maintaining Deloitte & Touche LLP's independence. All of the services described above were approved by the Audit Committee in accordance with the following policy.

Pre-approval of Services by Deloitte & Touche LLP

        The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by Deloitte & Touche LLP. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its independent registered public accounting firm and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services; provided, however, that:

  •
  the pre-approval request must be detailed as to the particular services to be provided;

  •
  the pre-approval may not result in a delegation of the Audit Committee's responsibilities to the management of UnionBanCal; and

  •
  the pre-approved services must be commenced within six months of the Audit Committee's pre-approval decision.

The Audit Committee will also consider on a case-by-case basis and, if appropriate, approve, specific engagements that are not otherwise pre-approved.

        Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee Chair. The Chair reports any specific approval of services at the Audit Committee's next regular meeting. The Audit Committee regularly reviews summary reports detailing all services being provided by its independent registered public accounting firm.

Vote Required

        The affirmative vote of a majority of the shares of UnionBanCal common stock represented and entitled to vote at the meeting is needed to ratify the selection of the independent registered public accounting firm. The Board of Directors recommends that stockholders vote FOR the proposal to ratify the selection of the independent registered public accounting firm.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

        UnionBanCal's Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in UnionBanCal's proxy statement for that meeting. Under the Bylaws, nominations for director or other business proposals to be addressed at UnionBanCal's next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Secretary of UnionBanCal Corporation, 400 California Street, San Francisco, CA 94104-1302, no later than December 19, 2008. However, if the date of the 2009 annual meeting is set more than 30 days from the date of this year's meeting, the notice must be received by the Secretary of the Corporation not later than the close of business on the later of (1) 120 days prior to such annual meeting, or (2) seven days after the day on which public announcement of the date of such meeting is first made. The notice must contain the information required by the Bylaws.

        If a stockholder wishes to present a proposal to be included in UnionBanCal's proxy statement for the 2009 annual meeting of stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the Securities and Exchange Commission. One of the requirements is that the proposal be received by UnionBanCal's Secretary no later than December 19, 2008. Proposals received after that date will not be included in the proxy statement. Stockholders are urged to submit proposals by Certified Mail—Return Receipt Requested.

OTHER MATTERS

        The Board of Directors does not know of any business to be presented for action at the annual meeting other than that set forth in the Notice of Annual Meeting of Stockholders. However, if other business properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

APPENDIX A

YEAR 2000 UNIONBANCAL CORPORATION MANAGEMENT STOCK PLAN

1.     Establishment, Purpose and Definitions.

  (a)
  This Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan") was adopted by the Board on March 24, 1999, effective upon the approval of UNBC's shareholders, to take effect upon the expiration of the UnionBanCal Corporation Management Stock Plan due to expire on January 1, 2000; provided, however, that the Plan is approved within 12 months after March 24, 1999, and on or prior to the date of the first annual meeting of UNBC's shareholders held subsequent to the acquisition of Common Stock by a Participant pursuant to the Plan. Notwithstanding any provision of the Plan or of any Option Agreement to the contrary, no Option may be exercisable and no Common Stock may be granted pursuant to the Plan prior to such shareholder approval.

  (i)
  The Plan was amended by the Board on February 27, 2002, effective upon the approval of UNBC's shareholders, to increase the number of shares which may be awarded under the Plan to 16,000,000.

  (ii)
  The Plan was amended by the Board on February 23, 2005, effective upon the approval of UNBC's shareholders, to increase the number of shares which may be awarded under the Plan to 20,000,000.

  (iii)
  The Plan was amended by the Board on March 26, 2008, effective upon the approval of UNBC's shareholders, to increase the number of shares which may be awarded under the Plan to 27,000,000.

  (b)
  The purpose of the Plan is to provide a means whereby:

  (i)
  Employees may be given an opportunity to purchase shares of Common Stock pursuant to options which may qualify as incentive stock options under Section 422 of the Code (referred to as "incentive stock options");

  (ii)
  Employees and Non-Employee Directors, and designated Consultants may be given an opportunity to purchase shares of Common Stock pursuant to options which do not so qualify (referred to as "nonqualified stock options");

  (iii)
  Employees and Non-Employee Directors, and designated Consultants may acquire Stock and Stock Appreciation Rights for such consideration (if any) and subject to such restrictions (if any) as the Committee of UNBC determines appropriate.

  (c)
  Definitions.

  (i)
  Award refers collectively to Common Stock grants, Common Stock sales and Options to purchase Common Stock, made pursuant to the Plan.

  (ii)
  Board refers to UNBC's board of directors.

  (iii)
  Code refers to the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

  (iv)
  Committee refers to the Executive Compensation and Benefits Committee of UNBC's Board.

  (v)
  Common Stock refers to the Common Stock of UNBC.

    (vi)
    Consultant refers to any person designated by the Committee who is: (i) an independent contractor retained to perform services for UNBC or its Subsidiaries; or (ii) a person who provides services to UNBC or its Subsidiaries pursuant to an agreement between UNBC or its Subsidiaries and any other person or organization, other than the Bank of Tokyo-Mitsubishi.

    (vii)
    Fair Market Value as of any specified date refers to the closing per share price of the Common Stock on the New York Stock Exchange or on any national securities stock exchange on which the Common Stock is traded, as applicable, on that date, or if no price is reported on that date, on the last preceding date on which such price of the Common Stock is reported.

    (viii)
    Employee refers to any common law employee of UNBC or its Subsidiaries except: (1) any independent contractor retained to perform services for UNBC or its Subsidiaries, including consultants; and (2) any person who provides services to UNBC or its Subsidiaries pursuant to an agreement between UNBC or its Subsidiaries and any other person or organization, other than the Bank of Tokyo-Mitsubishi.

    (ix)
    Non-Employee Director refers to a member of the Board who is not an Employee.

    (x)
    Option refers to an Award granted under Section 6 of the Plan and includes both incentive stock options and nonqualified stock options.

    (xi)
    Option Agreement refers to a written agreement between UNBC and an Employee, Non-Employee Director or Consultant with respect to an Option.

    (xii)
    Optionee refers to an Employee, Non-Employee Director or Consultant who has been granted an Option.

    (xiii)
    Outside Director    refers to a member of the Board who qualifies as an "outside director" as such term is used in Section 162(m) of the Code and defined in any applicable Treasury regulations promulgated thereunder, including Treasury regulation 1.162-27(e)(3). Such member must also qualify as a "non-employee director" under Rule 16b-3(b)(3) of the general Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

    (xiv)
    Participant refers to a recipient of an Award.

    (xv)
    Subsidiaries refers to subsidiary corporations, as defined in Section 424(f) of the Code (but substituting "UNBC" for "employer corporation"), including Subsidiaries of UNBC which become such after the adoption of the Plan.

2.     Administration of the Plan.

  (a)
  The Plan shall be administered by the Committee, which shall be composed as hereinafter set forth in Section 2(b).

  (b)
  The Committee shall consist solely of not less than two Outside Directors elected by the Board. The Board may from time to time increase (and thereafter may decrease) the size of the Committee, elect or remove members thereto (with or without cause) and fill any vacancies however created; provided, however, that the minimum number of members on the Committee must be two.

  (c)
  The Committee shall meet at such times and places and upon such notice as the Committee's Chair determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote.

  (d)
  The Committee shall determine which Employees, Non-Employee Directors, or Consultants of UNBC or its Subsidiaries shall be granted Awards under the Plan, the timing of such Awards, the terms thereof and the number of shares of Common Stock subject to each Award.

  (e)
  The Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, its rules and regulations, and the instruments evidencing Awards granted under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all Participants.

3.     Stock Subject to the Plan.

  (a)
  Awards may be granted under the Plan to eligible persons for an aggregate of not more than 27,000,000 shares of Common Stock. If an Option is surrendered for cash or other consideration or for any other reason ceases to be exercisable in whole or in part, the shares of Common Stock which were subject to such Option but as to which the Option had not been exercised shall continue to be available under the Plan. If Common Stock is granted or sold subject to restrictions and is subsequently forfeited, the forfeited shares shall again be available for Awards under the Plan.

  (b)
  If there is any change in the Common Stock subject to the Plan or the Common Stock subject to any Award granted under the Plan, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend, or other change in the corporate structure of UNBC, the Board and the Committee shall make appropriate adjustments in order to preserve but not to increase the benefits to the Participants, including adjustments in the aggregate number of shares of Common Stock subject to the Plan and the number of shares of Common Stock and the Fair Market Value subject to outstanding Awards.

4.
Eligibility.    Persons who shall be eligible to have Awards granted to them shall be such Employees, Non-Employee Directors, and Consultants as the Committee, in its discretion, shall designate from time to time. Only Employees shall be eligible to receive incentive stock options.

5.
Option Exercise Price.    The exercise price of the Common Stock covered by each Option shall not be less than the Fair Market Value of such Common Stock on the date the Option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than 10% of the combined voting power of UNBC or its Subsidiaries, the exercise price shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted. The exercise price of an Option shall be subject to adjustment to the extent provided in Section 3(b), above.

6.     Terms and Conditions of Options.

  (a)
  Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement executed by the Union Bank of California, N.A. ("UBOC") Director of Human Resources or his or her designee and the person to whom such option is granted.

  (b)
  The Committee shall determine the term of each Option granted under the Plan, but the term of each Option shall be for no more than ten years; provided, however, that in the case of an Option granted to a person possessing more than 10% of the combined voting power of UNBC or its Subsidiaries, the term of each incentive stock option shall be for no more than five years.

  (c)
  In the case of incentive stock options, the aggregate Fair Market Value (determined as of the time such option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by the Optionee in any calendar year (under the Plan and any other plans of UNBC or its Subsidiaries) shall not exceed $100,000.

  (d)
  An Option Agreement may contain such other terms, provisions and conditions as may be determined by the Committee (not inconsistent with the Plan), including, without limitation, stock appreciation rights pursuant to Section 7 of the Plan with respect to Options granted under the Plan. If an Option, or any part thereof, is intended to qualify as an incentive stock option, the Option Agreement shall contain those terms and conditions which are necessary to so qualify it as required by Section 422 of the Code and any applicable Treasury Regulations promulgated thereunder.

  (e)
  Each incentive stock option granted pursuant to the Plan shall, during the Optionee's lifetime, be exercisable only by him, and neither the incentive stock option nor any right hereunder shall be transferable by the Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. The transferability of a nonqualified stock option will be established in the Option Agreement to be entered into between UNBC and the Optionee.

  (f)
  The maximum number of shares of Common Stock with respect to which the Committee may make Awards during any calendar year to any Employee, any Non-Employee Director, or any Consultant shall not exceed 300,000.

7.
Stock Appreciation Rights.    The Committee may, under such terms and conditions as it deems appropriate, authorize the surrender by an Optionee of all or part of an unexercised Option and authorize a payment in consideration therefor in an amount equal to the difference obtained by subtracting the Option exercise price of the shares then subject to exercise under such Option from the Fair Market Value of the Common Stock represented by such shares on the date of surrender, provided that the Committee determines that such settlement is consistent with the purpose of the Plan. Such payment may be made in shares of Common Stock valued at their Fair Market Value on the date of surrender of such Option or in cash, or partly in shares and partly in cash. Acceptance of surrender and the manner of payment shall be in the discretion of the Committee. Any payments of cash under this Section shall be from the general assets of UNBC. Notwithstanding anything to the contrary herein, the maximum number of shares of Common Stock with respect to which the Committee may award stock appreciation rights during any calendar year to any Employee, any Non-Employee Director, or any Consultant shall not exceed 300,000.

8.
Common Stock Grants and Common Stock Sales.    The Committee may, in its discretion, issue Common Stock, with or without consideration, to eligible persons as compensation for services rendered to UNBC or its Subsidiaries, on whatever basis and subject to such terms and conditions as the Committee determines. The terms and conditions of such an Award shall be evidenced by a written agreement executed by UNBC and the Participant.

9.
Restrictions on Transfer of Common Stock.    Common Stock acquired under the Plan shall be subject to such restrictions and agreements regarding vesting, sale, assignment, encumbrance or other transfer as the Committee deems appropriate at the time of making an Award; subject, however, to compliance with applicable state and federal laws.

10.
Use of Proceeds.    Any cash proceeds realized from the sale of Common Stock pursuant to the Plan or from the exercise of Options granted under the Plan shall constitute general funds of UNBC.

11.   Amendment, Suspension or Termination of the Plan.

  (a)
  The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided, however, except as provided in Section 3(b), above, the Board shall not amend the

    Plan in the following respects without the consent of UNBC's shareholders then sufficient to approve the Plan in the first instance:

    (i)
    to increase the maximum number of shares of Common Stock subject to the Plan; or

    (ii)
    to change the designation or class of persons eligible to receive Awards under the Plan.

  (b)
  No Award may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Participant's consent, alter or impair any rights or obligations under any Award previously made under the Plan.

  (c)
  The Plan shall terminate ten years from the original effective date of the Plan, unless previously terminated by the Board pursuant to this Section 11.

  (d)
  Upon a termination of the Plan, UNBC or the Committee may authorize the surrender by an Optionee of all or part of an unexercised Option and authorize a payment in consideration therefor in the same manner as if the Participant had surrendered an Option under Section 7 regarding stock appreciation rights. The payment received by the Optionee pursuant to this Section 11(d) shall not be considered remuneration for services performed by the Optionee under Section 162(m) of the Code.

12.
Consideration.    Payment of the exercise price of an Option or payment of any consideration required for an Award granted under the Plan shall be made in cash; provided, however, that the Committee, in its sole discretion, may permit a Participant to pay the exercise or purchase price in whole or in part by (a) delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or brokers approved by the UBOC Director of Human Resources or his or her designee to sell shares and deliver all or a portion of the proceeds to UNBC in payment for the Common Stock, or (b) Common Stock. For purposes of determining the amount of exercise price or purchase price satisfied by payment of Common Stock, such Common Stock shall be valued at its Fair Market Value as of the date of exercise of Option or purchase of Award, whichever is applicable.

13.
Performance-Based Compensation.    The Plan shall be interpreted to be in compliance with requirements under Section 162(m) of the Code and all applicable Treasury Regulations promulgated thereunder so that grants of Options or Stock Appreciation Rights under the Plan will be treated as "Performance-Based Compensation" as such term is used in Section 162(m)(4)(C) of the Code. To the extent that any provision in the Plan would cause the Options or Stock Appreciation Rights not to be treated as "Performance-Based Compensation" under Section 162(m)(4)(C) of the Code, such provision will be stricken from the Plan, and the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated.

14.
Governing Law.    The Plan will be administered in accordance with the laws of the State of California and all applicable federal law.

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

000004	000000000.000000 ext	000000000.000000 ext
	000000000.000000 ext	000000000.000000 ext
	000000000.000000 ext	000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on Tuesday, May 20, 2008.

Vote by Internet
•	Log on to the Internet and go to www.envisionreports.com/UB
•	Follow the steps outlined on the secured website.

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A         Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1. Nominees:	For	Withhold		For	Withhold		For	Withhold

01 - Aida M. Alvarez	☐	☐	08 - Christine Garvey	☐	☐	15 - J. Fernando Niebla	☐	☐

02 - David R. Andrews	☐	☐	09 - Michael J. Gillfillan	☐	☐	16 - Kyota Omori	☐	☐

03 - Nicholas B. Binkley	☐	☐	10 - Mohan S. Gyani	☐	☐	17 - Barbara L. Rambo	☐	☐

04 - L. Dale Crandall	☐	☐	11 - Ronald L. Havner, Jr.	☐	☐	18 - Masaaki Tanaka	☐	☐

05 - Murray H. Dashe	☐	☐	12 - Norimichi Kanari	☐	☐	19 - Dean A. Yoost	☐	☐

06 - Richard D. Farman	☐	☐	13 - Mary S. Metz	☐	☐

07 - Philip B. Flynn	☐	☐	14 - Shigemitsu Miki	☐	☐

B         Other Matters — The Board of Directors recommends a vote FOR Proposals 2 and 3.

		For	Against	Abstain

2.	To increase the number of shares of common stock that may be awarded under the Year 2000 UnionBanCal Corporation Management Stock Plan.	☐	☐	☐

		For	Against	Abstain

3.	To ratify the selection of UnionBanCal Corporation’s independent registered public accounting firm, Deloitte & Touche LLP, for 2008.	☐	☐	☐

C         Non-Proposal

Consent to Electronic Delivery: By marking this box, I consent to access future Annual Reports and Proxy Statements of UnionBanCal Corporation electronically over the Internet. I understand that unless I request otherwise or revoke my consent, UnionBanCal Corporation will notify me when any such communications are available and how to access them. I understand that costs associated with the use of the Internet will be my responsibility. To revoke my consent, I can contact UnionBanCal Corporation’s transfer agent, Computershare Investor Services, at 1-877-588-4179.

☐

C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
1 U P X	0 1 6 7 9 3 1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#>	00UYRC

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — UnionBanCal Corporation

Proxy Solicited by the Board of Directors

Annual Meeting of Stockholders

May 22, 2008

John Rice or Michelle Crandall, or either of them, each with the power of substitution, is hereby authorized to represent and to vote the Common Stock of the undersigned at the Annual Meeting of Stockholders of UnionBanCal Corporation, to be held at 8:30 a.m. (local time) on Thursday, May 22, 2008, in the Boardroom, 555 California Street, 51st Floor, San Francisco, California, or any adjournment or postponement as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSALS 2 AND 3, AND WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT, IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES.

You may view UnionBanCal’s Proxy Statement and Annual Report to Stockholders on the Internet at www.envisionreports.com/UB.

D         Non-Voting Items

Change of Address — Please print your new address below.	Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.	☐

E           Authorized Signatures — This section must be completed for your instructions to be executed.

Please sign exactly as name(s) appears on your stock certificate and this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – E ON BOTH SIDES OF THIS CARD.